                                                                 EXHIBIT 10.2.27

================================================================================

                           LOAN AND SECURITY AGREEMENT

                                  BY AND AMONG

                      ADVANCED LIGHTING TECHNOLOGIES, INC.,
                       A DEBTOR AND DEBTOR-IN-POSSESSION,

                                       AND

              EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO

                                  AS BORROWERS,

                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 AS THE LENDERS,

                                       AND

                           WELLS FARGO FOOTHILL, INC.

                    AS THE ARRANGER AND ADMINISTRATIVE AGENT

                            DATED AS OF JUNE 30, 2003

================================================================================

                                TABLE OF CONTENTS

1.   DEFINITIONS AND CONSTRUCTION...................................................................     1
     1.1      Definitions...........................................................................     1
     1.2      Accounting Terms......................................................................    38
     1.3      Code..................................................................................    38
     1.4      Construction..........................................................................    38
     1.5      Schedules and Exhibits................................................................    39

2.   LOAN AND TERMS OF PAYMENT......................................................................    39
     2.1      Revolver Advances.....................................................................    39
     2.2      Term Loans............................................................................    40
     2.3      Borrowing Procedures and Settlements..................................................    41
     2.4      Payments..............................................................................    48
     2.5      Overadvances..........................................................................    55
     2.6      Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations............    55
     2.7      Cash Management.......................................................................    57
     2.8      Crediting Payments; Float Charge......................................................    58
     2.9      Designated Account....................................................................    59
     2.10     Maintenance of Loan Account; Statements of Obligations................................    59
     2.11     Fees..................................................................................    60
     2.12     Letters of Credit.....................................................................    60
     2.13     LIBOR Option..........................................................................    64
     2.14     Capital Requirements..................................................................    66
     2.15     Joint and Several Liability of Borrowers..............................................    67
     2.16     Dollar Denomination of Advances.......................................................    69
     2.17     Foreign Accounts......................................................................    69
     2.18     Interest Act (Canada); Criminal Rate of Interest; Nominal Rate of Interest............    70
     2.19     Currency; Judgment....................................................................    70
     2.20     Registered Notes......................................................................    71

3.   CONDITIONS; TERM OF AGREEMENT..................................................................    71
     3.1      Conditions Precedent to the Initial Extension of Credit...............................    71
     3.2      Conditions Subsequent to the Initial Extension of Credit..............................    76
     3.3      Conditions Precedent to all Extensions of Credit......................................    77
     3.4      Term..................................................................................    77
     3.5      Effect of Termination.................................................................    78
     3.6      Early Termination by Borrowers........................................................    78

4.   CREATION OF SECURITY INTEREST..................................................................    78
     4.1      Grant of Security Interest............................................................    78
     4.2      Negotiable Collateral.................................................................    79
     4.3      Collection of Accounts, General Intangibles, and Negotiable Collateral................    79

     4.4      Delivery of Additional Documentation Required.........................................    79
     4.5      Power of Attorney.....................................................................    80
     4.6      Right to Inspect......................................................................    80
     4.7      Control Agreements....................................................................    80
     4.8      Administrative Priority...............................................................    81
     4.9      No Filings Required...................................................................    81

5.   REPRESENTATIONS AND WARRANTIES.................................................................    81
     5.1      No Encumbrances.......................................................................    81
     5.2      Eligible Accounts.....................................................................    81
     5.3      Eligible Inventory....................................................................    81
     5.4      Equipment.............................................................................    81
     5.5      Location of Inventory and Equipment...................................................    82
     5.6      Inventory Records.....................................................................    82
     5.7      Location of Chief Executive Office; FEIN..............................................    82
     5.8      Due Organization and Qualification; Subsidiaries......................................    82
     5.9      Due Authorization; No Conflict........................................................    83
     5.10     Litigation............................................................................    84
     5.11     No Material Adverse Change............................................................    84
     5.12     Fraudulent Transfer...................................................................    84
     5.13     Non-operating Borrowers...............................................................    84
     5.14     Environmental Condition...............................................................    85
     5.15     Brokerage Fees........................................................................    85
     5.16     Intellectual Property.................................................................    85
     5.17     Leases................................................................................    85
     5.18     DDAs..................................................................................    85
     5.19     Complete Disclosure...................................................................    85
     5.20     Indebtedness..........................................................................    86
     5.21     Appointment of Trustee or Examiner; Liquidation.......................................    86
     5.22     Interrelated Entities.................................................................    86
     5.23     Taxes.................................................................................    86
     5.24     Financing Order.......................................................................    87
     5.25     Super-Priority Lien and Administrative Expense........................................    87
     5.26     Material Contracts....................................................................    87
     5.27     ADLT Realty...........................................................................    87
     5.28     Employee Benefits.....................................................................    87
     5.29     Payments to Employees and Others......................................................    89
     5.30     Withholdings and Remittances..........................................................    89

6.   AFFIRMATIVE COVENANTS..........................................................................    89
     6.1      Accounting System.....................................................................    89
     6.2      Collateral Reporting..................................................................    89
     6.3      Financial Statements, Reports, Certificates...........................................    91
     6.4      Reserved..............................................................................    94
     6.5      Return................................................................................    94
     6.6      Maintenance of Properties.............................................................    94

     6.7      Taxes.................................................................................    94
     6.8      Insurance.............................................................................    95
     6.9      Location of Inventory and Equipment...................................................    96
     6.10     Compliance with Laws..................................................................    96
     6.11     Leases................................................................................    96
     6.12     Brokerage Commissions.................................................................    96
     6.13     Existence.............................................................................    96
     6.14     Environmental.........................................................................    96
     6.15     Disclosure Updates....................................................................    97
     6.16     Intellectual Property.................................................................    97
     6.17     Budget; Minimum Collateral; Certifications............................................    97
     6.18     Monitoring Agent......................................................................   100
     6.19     Foreign Cash..........................................................................   100
     6.20     ERISA.................................................................................   100
     6.21     Organizational ID Number; Commercial Tort Claims......................................   101

7.   NEGATIVE COVENANTS.............................................................................   101
     7.1      Indebtedness..........................................................................   101
     7.2      Liens.................................................................................   102
     7.3      Restrictions on Fundamental Changes...................................................   102
     7.4      Disposal of Assets....................................................................   102
     7.5      Change Name...........................................................................   103
     7.6      Guarantee.............................................................................   103
     7.7      Line of Business......................................................................   103
     7.8      Prepayments and Amendments............................................................   103
     7.9      Change of Control.....................................................................   103
     7.10     Consignments..........................................................................   103
     7.11     Distributions.........................................................................   103
     7.12     Accounting Methods....................................................................   103
     7.13     Investments...........................................................................   103
     7.14     Transactions with Affiliates..........................................................   104
     7.15     Suspension............................................................................   104
     7.16     Compensation..........................................................................   104
     7.17     Use of Proceeds.......................................................................   104
     7.18     Change in Location of Chief Executive Office; Inventory and Equipment with Bailees....   105
     7.19     Securities Accounts...................................................................   105
     7.20     Financial Covenants...................................................................   105
     7.21     Final Financing Order; Administrative Expense Priority; Lien Priority; Payments.......   106
     7.22     Gross Profits.........................................................................   106

8.   EVENTS OF DEFAULT..............................................................................   107

9.   THE LENDER GROUP'S RIGHTS AND REMEDIES.........................................................   110
     9.1      Rights and Remedies...................................................................   110

     9.2      Automatic Stay........................................................................   112
     9.3      Remedies Cumulative...................................................................   113

10.  TAXES AND EXPENSES.............................................................................   113

11.  WAIVERS; INDEMNIFICATION.......................................................................   113
     11.1     Demand; Protest; etc..................................................................   113
     11.2     The Lender Group's Liability for Collateral...........................................   113
     11.3     Indemnification.......................................................................   113

12.  NOTICES........................................................................................   114

13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.....................................................   116

14.  ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.....................................................   116
     14.1     Assignments and Participations........................................................   116
     14.2     Successors............................................................................   120

15.  AMENDMENTS; WAIVERS............................................................................   120
     15.1     Amendments and Waivers................................................................   120
     15.2     Replacement of Holdout Lender.........................................................   121
     15.3     No Waivers; Cumulative Remedies.......................................................   122

16.  AGENT; THE LENDER GROUP........................................................................   122
     16.1     Appointment and Authorization of Agent................................................   122
     16.2     Delegation of Duties..................................................................   123
     16.3     Liability of Agent....................................................................   123
     16.4     Reliance by Agent.....................................................................   124
     16.5     Notice of Default or Event of Default.................................................   124
     16.6     Credit Decision.......................................................................   124
     16.7     Costs and Expenses; Indemnification...................................................   125
     16.8     Agent in Individual Capacity..........................................................   126
     16.9     Successor Agent.......................................................................   126
     16.10    Lender in Individual Capacity.........................................................   126
     16.11    Withholding Taxes.....................................................................   127
     16.12    Collateral Matters....................................................................   129
     16.13    Restrictions on Actions by Lenders; Sharing of Payments...............................   129
     16.14    Agency for Perfection.................................................................   130
     16.15    Payments by Agent to the Lenders......................................................   130
     16.16    Concerning the Collateral and Related Loan Documents..................................   130
     16.17    Field Audits and Examination Reports; Confidentiality; Disclaimers by
              Lenders; Other Reports and Information................................................   131
     16.18    Several Obligations; No Liability.....................................................   132

17.  GENERAL PROVISIONS.............................................................................   132
     17.1     Effectiveness.........................................................................   132
     17.2     Section Headings......................................................................   132

     17.3     Interpretation........................................................................   132
     17.4     Severability of Provisions............................................................   133
     17.5     Amendments in Writing.................................................................   133
     17.6     Counterparts; Telefacsimile Execution.................................................   133
     17.7     Revival and Reinstatement of Obligations..............................................   133
     17.8     Integration...........................................................................   133
     17.9     Parent as Agent for Borrowers.........................................................   133

                           LOAN AND SECURITY AGREEMENT

                  THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of June 30, 2003, by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation, a debtor and debtor-in-possession, ("Parent"), and each of Parent's Subsidiaries identified as a borrower on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers").

                  WHEREAS, each Borrower has previously filed a Chapter 11 case under the Bankruptcy Code (as hereinafter defined), which Chapter 11 cases are being jointly administered under case number 03-05255 currently pending in the United States Bankruptcy Court for the Northern District of Illinois (collectively, the "Chapter 11 Cases"); and

                  WHEREAS, Borrowers and Guarantors (as hereinafter defined) have requested that Agent and Lenders enter into certain financing arrangements with Borrowers and Guarantors pursuant to which Agent and Lenders may make loans and provide other financial accommodations to Borrowers during the pendency of the Chapter 11 Cases; and

                  WHEREAS, Agent and Lenders are willing to make such loans and provide such other financial accommodations on the terms and conditions set forth herein, in the Final Financing Order (as hereinafter defined) and in the other Loan Documents (as hereinafter defined).

                  The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                  "Ableco" shall mean Ableco Finance LLC, a Delaware limited liability company.

                  "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

                  "Accounts" means, as to any Person, all of such Person's now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

                  "ACH Transactions" means any cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by Wells Fargo or its Affiliates for the account of Administrative Borrower or its Subsidiaries.

                  "Accumulated Funding Deficiency" shall have the meaning ascribed to that term in Section 302 of ERISA.

                  "ADLT Line of Business" means Parent's business unit as included in the Budget.

                  "ADLT Realty" means ADLT Realty Corp. I, Inc., an Ohio corporation.

                  "APL" means APL Engineered Materials, Inc., an Illinois corporation, a debtor and debtor-in-possession.

                  "APL Line of Business" means the aggregate operations of APL and APL Japan Co. Ltd., as detailed in the Budget.

                  "Additional Documents" has the meaning set forth in Section
4.4.

                  "Additional Foreign Subsidiaries" means Venture Lighting International Pty. Ltd., incorporated under the laws of South Africa, Venture Lighting International FZE (Dubai), incorporated under the laws of the United Arab Emirates, Advanced Lighting Technologies Canada, Inc., an Ontario corporation, Ruud Lighting Europe Ltd. and ADLT Logistics Limited, each incorporated under the laws of the United Kingdom, and Advanced Cablelite Corporation, an Ohio corporation.

                  "Adjusted EBITDA" means, for any period, Parent's and its Subsidiaries consolidated net earnings (or loss) for such period plus (a) interest expense, (b) income taxes, (c) depreciation and amortization expense,
(d) losses from minority interest and investments accounted for in the equity method, up to a maximum of $500,000, (e) non-recurring, non-cash charges, as approved in Lenders' Permitted Discretion, (f) the amount of professional, bank and refinancing fees related to the reorganization of Borrowers, which amount shall not exceed the amount set forth in the approved Closing Date Business Plan, minus (g) interest income, (h) income tax benefit (i) extraordinary gains,
(j) gains resulting from minority interests or investments accounted for on the equity method. All of the foregoing only to the extent included in the calculation of consolidated net earnings (or loss), without duplication, and determined in accordance with GAAP.

                  "Administrative Borrower" has the meaning set forth in Section 17.9.

                  "Advances" has the meaning set forth in Section 2.1(a).

                  "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definition of Eligible Accounts and Section 7.14 hereof: (a) any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person; (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person; and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

                  "Agent" means Foothill, solely in its capacity as agent for the Lenders hereunder, and any successor thereto.

                  "Agent Advances" has the meaning set forth in Section
2.3(e)(i).

                  "Agent's Account" means the account identified on Schedule
A-1.

                  "Agent's Liens" means the Liens granted by Loan Parties to Agent for the benefit of the Lender Group under this Agreement or the other Loan Documents.

                  "Agent-Related Persons" means Agent, together with its Affiliates, officers, directors, employees, and agents.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Assignee" has the meaning set forth in Section 14.1(a).

                  "Assignment and Acceptance" means an Assignment and Acceptance in the form of Exhibit A-1.

                  "Authorized Person" means any officer or other employee of Administrative Borrower.

                  "Avoidance Actions" means, collectively, all of Borrowers' causes of action, as debtors and debtors-in-possession, arising under Chapter 5 of the Bankruptcy Code.

                  "Availability" means, as of any date of determination if such date is a Business Day, and determined at the close of business on the immediately preceding Business Day if such date of determination is not a Business Day, the amount that Borrowers are entitled to borrow as Advances under
Section 2.1 (after giving effect to all then outstanding Obligations (other than Bank Products Obligations) and all sublimits and reserves applicable hereunder).

                  "Bank Product Agreements" means those certain cash management service agreements entered into from time to time by Administrative Borrower or its Subsidiaries in connection with any of the Bank Products.

                  "Bank Product Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by Administrative Borrower or its

Subsidiaries to Wells Fargo or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Borrower or any of its Subsidiaries is obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to Administrative Borrower or its Subsidiaries pursuant to the Bank Product Agreements.

                  "Bank Products" means any service or facility extended to Administrative Borrower, any Guarantor or any of their respective Subsidiaries by Wells Fargo or any Affiliate of Wells Fargo including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) Hedge Agreements.

                  "Bank Product Reserves" means, as of any date of determination, the amount of reserves that Agent has established (based upon Wells Fargo's or its Affiliate's reasonable determination of the credit exposure in respect of then extant Bank Products) for Bank Products then provided or outstanding, provided that such reserves are established at the time Wells Fargo or its Affiliates provides the applicable Bank Products.

                  "Bankruptcy Code" means the United States Bankruptcy Code; provided that, when the context requires, (a) with respect to Canadian Guarantor, "Bankruptcy Code" shall mean the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada), and (b) with respect to UK Guarantors, "Bankruptcy Code" shall mean any similar legislation in the UK, in each case as in effect from time to time.

                  "Bankruptcy Court" means the United States Bankruptcy Court for the Northern District of Illinois.

                  "Base LIBOR Rate" means the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), on the basis of the rates at which Dollar deposits are offered to major banks in the London interbank market on or about 2:00 p.m. (New York time) 2 Business Days prior to the commencement of the applicable Interest Period, for a term and in amounts comparable to the Interest Period and amount of the LIBOR Rate Loan requested by Administrative Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

                  "Base Rate" means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

                  "Base Rate Loan" means each portion of an Advance or the Term Loan that bears interest at a rate determined by reference to the Base Rate.

                  "Base Rate Margin" means one (1) percentage point.

                  "Base Rate Term Loan A Margin" means two (2) percentage points.

                  "Base Rate Term Loan B Margin" means six (6) percentage points.

                  "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA or a benefit plan under Canadian Employee Benefit Laws) for which any Loan Party or any Subsidiary of a Loan Party or ERISA Affiliate of any Loan Party has been an "employer" (as defined in Section 3(5) of ERISA or has held equivalent status under Canadian Employee Benefit Laws) within the past six years.

                  "Board of Directors" means the board of directors (or comparable managers) of Parent or any committee thereof duly authorized to act on behalf thereof.

                  "Books" means all of each Loan Party's and its respective Subsidiaries' now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of each Loan Party's or its respective Subsidiaries' Records relating to its or their business operations or financial condition, and all of its or their goods or General Intangibles related to such information).

                  "Borrower" and "Borrowers" have the respective meanings set forth in the preamble to this Agreement.

                  "Borrowing" means a borrowing hereunder consisting of Advances (or term loans, in the case of a Term Loan) made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Agent Advance.

                  "Borrowing Base" means, collectively, as of any date of determination the sum of:

                           (a)      the lower of

                                             (x) eighty-five percent (85%) of
                                    the amount of Eligible Accounts of each of Borrowers and DSI, it being acknowledged that the aggregate amount of outstanding Advances at any one time made in respect of Eligible Accounts created by DSI shall not exceed $1,500,000; less the aggregate amount, if any, of the Dilution Reserve, and

                                             (y) an amount equal to Collections
                                    of Borrowers and DSI with respect to
                                    Accounts for the immediately preceding 90 days, plus

                           (b)      the lowest of

                                             (w) $5,000,000,

                                             (x) fifty percent (50%) of the
                                    Value of Eligible Inventory of Borrowers and
                                    DSI,

                                             (y) eighty percent (80%) of the
                                    then extant Net Liquidation Percentage of the Value of Eligible Inventory of Borrowers and DSI, and

                                             (z) 100 percent (100%) of the
                                    amount of credit availability created by clause (a) above,

                                    plus

                           (c) the Canadian Guarantor Base, it being acknowledged the aggregate amount of outstanding Advances at any one time made in respect of the Canadian Guarantor Base shall not exceed an amount equal to the sum of the Canadian Intercompany Loan plus $1,500,000, plus

                           (d) the UK Guarantor Base, it being acknowledged that the aggregate amount of outstanding Advances at any one time made in respect of the UK Guarantor Base shall not exceed an amount equal to the UK Intercompany Loan, minus

                           (e)      the sum of

                                             (x) the Bank Products Reserve,

                                             (y) the Professional Fee Carve-Out,
                                    and

                                             (z) without duplication, the
                                    aggregate amount of reserves, if any,
                                    established by Agent under Section 2.1(b);

                  "Budget" means the written budget, as more fully defined in the Final Financing Order, prepared by Borrowers, together with the detailed schedules thereto prepared by Borrowers and delivered to Lender Group, and satisfactory to Lender Group in its sole discretion, as modified from time to time provided such modifications are satisfactory to Lender Group in its sole discretion.

                  "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

                  "Canadian Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior three (3) month period, that is the result of dividing (a) the Dollar equivalent amount of bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Canadian Guarantor's Accounts during such period, by
(b) Canadian Guarantor's billings with respect to Accounts during such period.

                  "Canadian Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts of Canadian Guarantor by one percentage point for each percentage point by which Canadian Dilution is in excess of 5%.

                  "Canadian Employee Benefit Laws" mean the Canadian Pension Plan Act (Canada), the Pension Benefits Act (Nova Scotia), and any federal, provincial or local counterparts or equivalents, in each case, as amended from time to time.

                  "Canadian Guarantee" means that certain Guarantee executed and delivered by the Canadian Guarantor in favor of Agent, for the benefit of the Lender Group in form and substance satisfactory to Agent.

                  "Canadian Guarantor" means Venture Lighting Power Systems, North America Inc., a corporation organized under the laws of the Province of Nova Scotia.

                  "Canadian Guarantor Base" means, collectively, as of any date of determination the sum of:

                           (a)      the least of

                                             (x) $3,000,000,

                                             (y) eighty-five percent (85%) of
                                    the amount of Eligible Accounts of Canadian
                                    Guarantor, less the aggregate amount, if any, of the Canadian Dilution Reserve, and

                                             (z) an amount equal to Collections
                                    of Canadian Guarantor with respect to
                                    Accounts for the immediately preceding 90 days,

                                    plus

                           (b)      the least of

                                                (i) $1,500,000,

                                                (ii) fifty percent (50%) of the
                                    Value of Eligible Inventory of Canadian
                                    Guarantor,

                                                (iii) eighty percent (80%) of
                                    the then extant Net Liquidation Percentage of the Value of Canadian Guarantor's Eligible Inventory, and

                                                (iv) one hundred percent (100%)
                                    of the amount of credit availability created by clause (a) above,

                                    minus

                                    (c)      the aggregate amount of reserves,
                                    if any, established by Agent under Section
                                    2.1(b).

                  "Canadian Income Tax Act" means the Income Tax Act (Canada), R.S.C. 1985 c.1 (5th Supp.), as amended from time to time.

                  "Canadian Intercompany Loan" means a loan made by Administrative Borrower to Canadian Guarantor on the Closing Date in an amount sufficient to pay in full all obligations of Canadian Guarantor to the Prior Lenders but in any event not exceeding $1,825,000. The Canadian Intercompany Loan shall remain fully outstanding until, and shall be due and payable on, the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration.

                  "Capital Expenditures" means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed, and including all Capitalized Lease Obligations incurred during such period, and (b) to the extent not covered by clause (a) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the capital stock of, any other Person.

                  "Canadian Security Agreement" means that certain Security Agreement executed and delivered by the Canadian Guarantor in favor of Agent, for the benefit of the Lender Group in form and substance satisfactory to Agent.

                  "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  "Capitalized Lease Obligation" means any Indebtedness represented by obligations under Capital Lease.

                  "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's,
(c) commercial paper maturing no more than 270 days from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, and (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either
(i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation.

                  "Cash Management Bank" has the meaning set forth in Section 2.7(a).

                  "Cash Management Account" has the meaning set forth in Section 2.7(a).

                  "Cash Management Agreements" means those certain cash management service agreements, in form and substance satisfactory to Agent, each of which is among Administrative Borrower or other applicable Loan Party, Agent, and one of the Cash Management Banks.

                  "Change of Control" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 10%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (c) any Borrower ceases to own and control, directly or indirectly, 100% of the outstanding capital Stock of each of its Subsidiaries extant as of the Closing Date, except as set forth on Schedule 5.8(c).

                  "Chapter 11 Cases" means the Chapter 11 cases filed by Borrowers in the Bankruptcy Court, jointly administered under the U.S. Bankruptcy Code, referred to as In re: Venture Lighting International, Inc., et al., Jointly Administered Case No. 03-05255.

                  "Claim" has the meaning set forth in Section 101(5) of the Bankruptcy Code.

                  "Closing Date" means the date of the making of the initial Advance (or other extension of credit) hereunder.

                  "Closing Date Business Plan" means the set of Projections of Borrowers for the twelve (12) month period following the Closing Date (on a month by month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Lenders.

                  "Code" means the New York Uniform Commercial Code, as in effect from time to time.

                  "Collateral" means all of each Loan Party's now owned or hereafter acquired property, including without limitation, all of each Loan Party's right, title, and interest in and to each of the following:

                  (a) Accounts,

                  (b) Books,

                  (c) Equipment,

                  (d) General Intangibles,

                  (e) Inventory,

                  (f) Investment Property,

                  (g) Negotiable Collateral,

                  (h) Real Property Collateral,

                  (i) Commercial Tort Claims,

                  (j) money or other assets of each such Loan Party that now or hereafter come into the possession, custody, or control of any member of the Lender Group,

                  (k) all present and future claims, rights, interests, assets and properties recovered by or on behalf of any Loan Party or any trustee of any Loan Party (whether in the Chapter 11 Cases or any subsequent case to which the Chapter 11 Cases are converted), including, without limitation, all property recovered as a result of Avoidance Actions, and

                  (l) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

                  "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of a lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Agent and from such Persons as required by Agent.

                  "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of any Loan Party.

                  "Commercial Tort Claim" means, as to any Person, all of such Person's now owned or hereafter acquired right, title and interest with respect to "commercial tort claims" (as that term is defined in the Code).

                  "Committee" means any official committee of unsecured creditors appointed in the Chapter 11 Cases.

                  "Commitment" means, with respect to each Lender, its Revolver Commitment, its Term Loan A Commitment, its Term Loan B Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Term Loan A Commitments, their Term Loan B Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                  "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer or, if no chief financial officer is then employed by Parent, the chief accounting officer, of Parent to Agent.

                  "Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

                  "Control Agreement" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by a Loan Party, Agent, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a DDA.

                  "Credit Facility Deficit" has the meaning set forth in Section 2.1(c)(i).

                  "Credit Facility Obligations" means, as of the date of any Borrowing or the issuance of any Letter of Credit, the sum of the Revolver Usage and the aggregate outstanding principal amount of Term Loan A.

                  "Credit Facility Shortfall" has the meaning set forth in
Section 2.4(b)(vi)(B).

                  "Copyright Security Agreement" means each copyright security agreement executed and delivered by a Loan Party and Agent, the form and substance of which is satisfactory to Agent.

                  "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

                  "DDA" means any checking or other demand deposit account maintained by any Loan Party.

                  "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

                  "Defaulting Lender" means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

                  "Defaulting Lender Rate" means (a) the Base Rate for the first 3 days from and after the date the relevant payment is due, and (b) thereafter, at the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

                  "Designated Account" means that certain DDA of Administrative Borrower identified on Schedule D-1.

                  "Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior three (3) month period, that is the result of dividing (a) the Dollar amount of bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Borrowers' Accounts and DSI's Accounts during such period, by (b) Borrowers' and DSI's billings with respect to Accounts during such period.

                  "Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts of Borrowers and DSI by one percentage point for each percentage point by which Dilution is in excess of 5%.

                  "Disbursement Letter" means an instructional letter executed and delivered by Administrative Borrower to Agent regarding the extensions of credit to be made on the Closing Date, the form and substance of which is satisfactory to Agent.

                  "DOL" means the United States Department of Labor and any successor department or agency.

                  "Dollars" or "$" means United States dollars.

                  "DSI" means Deposition Sciences, Inc., an Ohio corporation.

                  "DSI Line of Business" means the aggregate operations of DSI as detailed in the Budget.

                  "Due Diligence Letter" means the due diligence letter sent by Agent's counsel to counsel to Administrative Borrower, together with Administrative Borrower's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

                  "EBITDA Deficit" has the meaning set forth in Section 2.1(c)(iii).

                  "Eligible Accounts" means those Accounts created by a Borrower, Canadian Guarantor, a UK Guarantor or DSI in the ordinary course of its business, that arise out of its sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made by such Borrower, Canadian Guarantor, UK Guarantor, or DSI under the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from time to time by Agent in Agent's Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of all customer deposits, unapplied cash, cash on delivery and cash in advance remitted to Borrowers or Guarantors. Eligible Accounts shall not include the following:

                           (a)      Accounts that the Account Debtor has failed
to pay within ninety (90) days of the invoice date or sixty (60) days of the due date or Accounts with selling terms of more than sixty (60) days, except that, notwithstanding the foregoing, for purposes of this subclause (a), Eligible Accounts of UK Guarantor shall not include Accounts that the Account Debtor has failed to pay within one hundred twenty (120) days of the invoice date or thirty
(30) days of the due date or Accounts with selling terms of more than ninety
(90) days,

                           (b)      Accounts owed by an Account Debtor (or its
Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

                           (c)      Accounts with respect to which the Account
Debtor is an employee, Affiliate (expressly including General Electric Company, Ruud Lighting, Inc. and Fiberstars, Inc.), or agent of any Borrower or any Subsidiary of a Borrower,

                           (d)      Accounts arising in a transaction wherein
goods remain on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional,

                           (e)      Accounts that are not payable in Dollars,
Canadian Dollars, or pounds Sterling,

                           (f)      Accounts with respect to which the Account
Debtor either (i) does not maintain its chief executive office in the United States or with respect to Canadian Guarantor, Canada or the United States or, with respect to any UK Guarantor, the United Kingdom or the United States (provided, that, at any time promptly upon Agent's request, Canadian Guarantor and UK Guarantors, as applicable, shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be required by Agent to perfect the security interests of Agent in those Accounts of an Account Debtor with its chief executive office or principal place of business in Canada or the United Kingdom, as the case may be, in accordance with the applicable laws of Canada or any province or territory of Canada or the United Kingdom, as the case may be, in which such chief executive office or principal place of business is located and take or cause to be taken such other and further actions as Agent may request to enable Agent as secured party with respect thereto to collect such Accounts under the applicable laws of Canada or any province or territory of Canada or the United Kingdom, as the case may be) or (ii) is not organized under the laws of the United States or any state thereof or Canada or any province or territory thereof or the United Kingdom, or
(iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless the Account is supported by an irrevocable letter of credit satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent,

                           (g)      Accounts with respect to which the Account
Debtor is either (i) the United States, or any department, agency, or instrumentality of the United States, or (ii) any state of the United States (exclusive, however, of Accounts owed by any state or province that does not have a statutory counterpart to the Assignment of Claims Act), or (iii) Canada, any province, territory, political subdivision, department, agency or instrumentality thereof, unless the account debtor is Her Majesty in right of Canada or any provincial or local Governmental Authority, or any ministry thereof, and upon Agent's request, the Financial Administration Act, R.S.C. 185, C.F-11, as amended or any similar applicable provincial or local law, regulation or requirement, if applicable has been complied with in a manner reasonably satisfactory to Agent, or (iv) Accounts owed by any province that does not have a statutory counterpart to the Financial Administration Act, R.S.C. 185, C.F-11, as amended, as to which such Borrower has complied to Agent's satisfaction.

                           (h)      Accounts with respect to which the Account
Debtor is a creditor of any Loan Party, has or has asserted a right of setoff, has disputed its liability, has made any claim with respect to its obligation to pay the Account, or is subject to a chargeback, debit memo, accrued rebate or other accrued liability to the extent of such claim, right of setoff, dispute, chargeback, debit memo, accrued rebate or other accrued liability, unless such creditor has delivered a non-offset letter in form and substance satisfactory to Lenders,

                           (i)      Accounts with respect to an Account Debtor
whose total obligations owing to Loan Parties in the aggregate exceed 10% (such percentage as applied to a particular Account Debtor, provided, that, such percentage shall be fifteen (15%) percent in the case where either Osram Sylvania Lighting and its Affiliates or Philips Electronics

North America Corporation and its Affiliates are, respectively, the Account Debtors, in any case, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage,

                           (j)      Accounts with respect to which the Account
Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which a Loan Party has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

                           (k)      Accounts with respect to which the Account
Debtor is located in the states of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless the applicable Loan Party has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement,

                           (l)      Accounts, the collection of which, Agent, in
its Permitted Discretion, believes to be doubtful by reason of the Account Debtor's financial condition,

                           (m)      Accounts that are not subject to a valid and
perfected first priority Agent's Lien,

                           (n)      Accounts with respect to which (i) the goods
giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,

                           (o)      Accounts that represent the right to receive
progress payments (other than progress payments of DSI for work that has been completed) or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services,

                           (p)      Accounts not payable to a Borrower, Canadian
Guarantor, a UK Guarantor or DSI, or

                           (q)      Accounts of a Non-operating Borrower.

                           Notwithstanding anything in this definition to the
contrary, in the event that an Insolvency Proceeding is commenced by or against Canadian Guarantor, DSI, or any UK Guarantor, without limitation of Lender Group's other rights and remedies hereunder, no Accounts of such Canadian Guarantor, DSI or UK Guarantor, as applicable, shall be deemed Eligible Accounts until such time as a court having jurisdiction over such Insolvency Proceeding enters an appropriate order recognizing the first priority of Agent's Lien on such Accounts and allowing for collection of the proceeds of such Accounts by Agent for application to the Obligations, which Obligations shall be joint and several obligations of Canadian Guarantor, DSI, and UK Guarantors, as applicable.

                  "Eligible Equipment" means Equipment of Borrowers, DSI and Canadian Guarantor located at one of the business locations of such Persons set forth on Schedule E-2, that complies with each of the representations and warranties respecting Eligible Equipment made by Borrower in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the criteria set forth below; provided, however, that such criteria may be established and revised from time to time by Agent in Agent's Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date. In determining the amount to be included, Equipment shall be valued based upon the Net Liquidation Percentage times the most recent appraised value of such Equipment, which appraisal shall be based upon the orderly liquidation value of such Equipment. An item of Equipment shall not be included in Eligible Equipment if:

                           (a)      Borrowers, DSI or Canadian Guarantor do not
have good, valid, and marketable title thereto,

                           (b)      it is not located at one of the locations
set forth on Schedule E-2,

                           (c)      it is located on real property leased by
Borrowers, DSI or Canadian Guarantor, unless it is subject to a Collateral Access Agreement executed by the lessor, or other third party, as the case may be, and unless it is segregated or otherwise separately identifiable from goods of other Persons, if any, stored on the premises,

                           (d)      it is not subject to a valid and perfected
first priority Agent's Lien,

                           (e)      it is substantially worn, damaged, defective
or obsolete, or it constitutes furnishings, parts, fixtures or is affixed to real property, unless such Equipment is affixed to Real Property that comprises Real Property Collateral,

                           (f)      the Agent has not received evidence of the
property insurance required by this Agreement with respect to such Equipment, or

                           (g)      it is subject to a lease with any person.

                  Notwithstanding anything in this definition to the contrary, in the event that an Insolvency Proceeding is commenced by or against Canadian Guarantor or DSI, without limitation of Lenders Group's other rights and remedies hereunder, no Equipment of such Canadian Guarantor or DSI, as applicable, shall be deemed Eligible Equipment until such time as a Court having jurisdiction over such Insolvency Proceeding enters an appropriate order recognizing the first priority of Agent's Lien on such Equipment and allowing for collection of the proceeds of such Equipment by Agent for application to the Obligations, which Obligations shall be joint and several obligations of Canadian Guarantor and DSI, as applicable.

                  "Eligible Inventory" means Inventory of Borrowers, Canadian Guarantor and DSI consisting of raw materials and first quality finished goods held for sale in the ordinary course of such Borrowers', DSI's or Canadian Guarantor's business located at one of the business locations of such Borrowers, DSI or Canadian Guarantor set forth on Schedule E-1 that complies with each of the representations and warranties respecting Eligible Inventory made by such Borrowers, DSI or Canadian Guarantor in the Loan Documents, and that is not excluded as ineligible by virtue of the one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from time to time by Agent in Agent's Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with such Borrowers', DSI's or Canadian Guarantor's historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if:

                           (a)      a Borrower, Canadian Guarantor, or DSI does
not have good, valid, and marketable title thereto,

                           (b)      it is not located at one of the locations in
the United States (in the case of Borrowers and DSI) or Canada (in the case of Canadian Guarantor) set forth on Schedule E-1,

                           (c)      it is located on real property leased by a
Borrower, Canadian Guarantor or DSI or in a contract warehouse, in each case, unless it is subject to a Collateral Access Agreement executed by the lessor, warehouseman, or other third party, as the case may be, and unless it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises,

                           (d)      it is not subject to a valid and perfected
first priority security Agent's Lien,

                           (e)      it consists of goods returned or rejected,

                           (f)      it consists of goods that are obsolete or
slow moving, restrictive or custom items, work-in-process, or goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in a Borrower's, Canadian Guarantor's or DSI's business, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment, provided that in Agent's Permitted Discretion, up to $500,000 of Inventory on consignment may be Eligible Inventory if such Inventory is located in the continental United States and is subject to a Collateral Access Agreement, or

                           (g)      Inventory of a Non-operating Borrower.

                           Notwithstanding anything in this definition to the
contrary, in the event that an Insolvency Proceeding is commenced by or against Canadian Guarantor or DSI, without limitation of Lender Group's other rights and remedies hereunder, no Inventory of such Canadian Guarantor or DSI shall be deemed Eligible Inventory until such time as a court having jurisdiction over such Insolvency Proceeding enters an appropriate order recognizing the first priority of Agent's Lien on such Inventory and allowing for collection of the proceeds of such Inventory by Agent for application to the Obligations, which Obligations shall be joint and several obligations of Canadian Guarantor and DSI, as applicable.

                  "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date, including, without limitation, a fund or account managed by such Lender or an Affiliate of such Lender or its investment manager (a "Related Fund"), (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Administrative Borrower, and (f) during the continuation of an Event of Default, any other Person approved by Agent.

                  "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations or alleged violations of Environmental Law or releases of Hazardous Materials from (a) any assets, properties, or businesses of any Loan Party or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Loan Party or any predecessor in interest.

                  "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, permit, binding and enforceable guideline, binding and enforceable written policy or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on any Loan Party, relating to the environment, human health, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC Section 1251 et seq; the Toxic Substances Control Act, 15 USC, Section 2601 et seq; the Clean Air Act, 42 USC Section 7401 et seq.; the Safe Drinking Water Act, 42 USC. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 USC. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 USC Section 1801 et seq.; and the Occupational Safety and Health Act, 29 USC. Section 651 et seq. (to the extent it regulates occupational exposure to Hazardous

Materials); the Canadian Environmental Protection Act (Canada); the Fisheries Act (Canada); the Transportation of Dangerous Goods Act (Canada); the Environment Act (Nova Scotia); and any state, provincial and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "Equipment" means all of Borrowers' now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

                  "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of a Loan Party under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of a Loan Party under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which a Loan Party is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and
Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with a Loan Party and whose employees are aggregated with the employees of a Loan Party under IRC Section 414(o).

                  "ERISA Termination Event" shall mean (a) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan; (b) the withdrawal of any Loan Party, any Subsidiary of any Loan Party or any ERISA Affiliate from a Benefit Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination described in
Section 4041(c) of ERISA or the treatment of any amendment as a termination under Section 4041(e) of ERISA; (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan; (e) any event or condition
(i) that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (f) the partial or complete withdrawal, within the meaning of Sections 4203 and 4205 of ERISA, of any Loan Party, any Subsidiary of any Loan Party or any ERISA Affiliate from a Multiemployer Plan.

                  "Event of Default" has the meaning set forth in Section 8.

                  "Excess Availability" means the amount, as of the date any determination thereof is to be made, equal to Availability minus the aggregate amount, if any, of all trade payables of Canadian Guarantor and UK Guarantor aged in excess of their historical levels with respect thereto and all book overdrafts in excess of their historical practices with respect thereto, all post-petition trade payables of Borrowers aged in excess of their historical post-petition levels with respect thereto and all book overdrafts in excess of their historical post-petition practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

                  "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

                  "Expenses Letter" means that certain letter regarding expenses of Agent and the Lender Group, dated as of May 13, 2003, from Parent to Agent and Ableco.

                  "Extraordinary Receipts" means any Collections received by a Loan Party or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.4(c)(ii) hereof), including, (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance (including proceeds of the key man life insurance policies), (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments and
(g) any purchase price adjustment received in connection with any purchase agreement.

                  "Family Member" means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual.

                  "Family Trusts" means, with respect to any individual, trusts or other estate planning vehicles established for the benefit of Family Members of such individual and in respect of which such individual serves as trustee or in a similar capacity.

                  "FEIN" means Federal Employer Identification Number.

                  "Final Financing Order" means the Final Order Pursuant to
Section 364(c) of the Bankruptcy Code and Rule 4001 of the Federal Rules of Bankruptcy Procedure Authorizing Debtors to Obtain Post-Petition Financing, Granting Senior Liens and Priority Administrative Expense Status, modifying the Automatic Stay and Authorizing Debtor to Enter Into Agreements with Lender Group, entered by the Bankruptcy Court in the Chapter 11 Cases, which order shall be in form, scope and substance acceptable to Lender Group and which order shall be in full force and effect and shall not have been vacated, modified, amended (without the express written joinder or consent of Lender Group), reversed, overturned or stayed in any respect, and, in the event that such order is the subject of a stay pending appeal, the performance of any obligation of Borrowers shall not be the subject of a stay pending appeal.

                  "Foothill" means Wells Fargo Foothill, Inc., a California corporation.

                  "Foreign Subsidiaries" means, collectively, the Other Foreign Subsidiaries and the Additional Foreign Subsidiaries.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "Funding Losses" has the meaning set forth in Section 2.13(b)(ii).

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

                  "General Intangibles" means, with respect to any Person, all of such Person's now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

                  "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

                  "Governmental Authority" means any federal, national, state, provincial, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

                  "Guarantor" means the direct and indirect Subsidiaries of Parent designated as "Guarantors" on Schedule G-1 attached hereto.

                  "Guaranty" means a general continuing guaranty executed and delivered by a Guarantor in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent.

                  "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million, and any other substance, the storage, manufacture, disposal, treatment, generation, use, transportation, remediation, release into or concentration in the environment of which is prohibited, controlled, regulated or licensed by any Governmental Authority with jurisdiction over a Loan Party under any Environmental Law applicable to such Loan Party.

                  "Hedge Agreement" means any and all transactions, agreements, or documents now existing or hereafter entered into between Administrative Borrower or its Subsidiaries and Wells Fargo or its Affiliates, which provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Administrative Borrower's or its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

                  "Hellman Note" means that certain Secured Promissory Note dated October 8, 1996, made by Wayne Hellman in favor of Parent, in the original principal amount of $9,000,000 pursuant to that certain Loan Agreement dated as of October 8, 1998, by and between Wayne Hellman and Parent, as amended, modified, supplemented and extended from time to time.

                  "Indebtedness" means (a) all obligations for borrowed money,
(b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, Hedge Agreements, or other financial products, (c) all obligations under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of Administrative Borrower or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of business and repayable in accordance with customary trade practices), and (f) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person.

                  "Indemnified Liabilities" has the meaning set forth in Section 11.3.

                  "Indemnified Person" has the meaning set forth in Section
11.3.

                  "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other national, state provincial, territorial or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                  "Intercompany Subordination Agreement" means a subordination agreement executed and delivered by a Loan Party and certain Guarantors, as applicable, and Agent, the form and substance of which is satisfactory to Agent.

                  "Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan and ending 1, 2, or 3 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day,
(b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (e) Borrowers (or Administrative Borrower on behalf thereof) may not elect an Interest Period which will end after the Maturity Date.

                  "Internal Revenue Service" or "IRS" means the United States Internal Revenue Service and any successor agency.

                  "Inventory" means, with respect to any Person, all of such Person's now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by such Person as lessor, goods that are furnished by such Person under a contract of service, and raw materials, work in process, or materials used or consumed in such Person's business.

                  "Inventory Reserves" means reserves (determined from time to time by Agent in its Permitted Discretion) for (a) the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs, the payment of which is not stayed pursuant to
Section 362 of the Bankruptcy Code, associated with the acquisition of Eligible Inventory by Loan Parties, plus (b) the estimated reclamation claims of unpaid sellers of Inventory sold to Loan Parties.

                  "Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

                  "Investment Property" means, with respect to any Person, all of such Person's now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

                  "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

                  "Law (or Laws)" means, in respect of Canada, the United States of America and any other country, all published laws, statutes, codes, ordinances, decrees, rules, regulations, by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, including general principles of common and civil law, and conditions of any grant of approval, permission, authority or license of any court, Governmental Authority, statutory body or self-regulatory authority, and the term "applicable" with respect to those Laws and in the context that refers to one or more Persons, means that those Laws apply to that Person or Persons or its or their business, undertaking, property or securities.

                  "Issuing Lender" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.12.

                  "L/C" has the meaning set forth in Section 2.12(a).

                  "L/C Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

                  "L/C Undertaking" has the meaning set forth in Section
2.12(a).

                  "Lender" and "Lenders" have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 14.1.

                  "Lender Group" means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent.

                  "Lender Group Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by a Loan Party under any of the Loan Documents that are paid or incurred by any one or more members of the Lender Group, (b) fees or charges paid or incurred by any one or more members of the Lender Group in connection with the Lender Group's transactions with the Loan Parties, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, judgment, and UCC and PPSA searches and searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals or business valuations to the extent of the fees and charges contained in this Agreement, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by any one or more members of the Lender Group in the disbursement of funds to or for the account of Borrowers (by wire transfer or otherwise), (d) charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by any one or more members of the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of any one or more members of the Lender Group related to audit examinations of the Books to the extent of the fees and charges contained in this Agreement, (g) fees and expenses of consultants retained by Lenders, (h) reasonable costs and expenses of third party claims or any other suit paid or incurred by any one or more members of the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or any one or more members of the Lender Group's relationship with any Borrower or any guarantor of the Obligations, (i) Agent's and each Lender's reasonable fees and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents, and (j) Agent's and each Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning any Loan Party or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

                  "Lender-Related Person" means, with respect to any Lender, such Lender, together with such Lender's Affiliates, and the officers, directors, employees, and agents of such Lender.

                  "Letter of Credit" means an L/C or an L/C Undertaking, as the context requires.

                  "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit.

                  "LIBOR Deadline" has the meaning set forth in Section 2.13(b)(i).

                  "LIBOR Notice" means a written notice in the form of Exhibit L-1.

                  "LIBOR Rate" means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Agent (rounded upwards, if necessary, to the next 1/16%) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

                  "LIBOR Rate Loan" means each portion of an Advance or Term Loan that bears interest at a rate determined by reference to the LIBOR Rate.

                  "LIBOR Rate Margin" means three (3) percentage points.

                  "LIBOR Rate Term Loan A Margin" means five (5) percentage points.

                  "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

                  "Lines of Business" means, collectively the ADLT Line of Business, the APL Line of Business, the DSI Line of Business and the VL Line of Business, and "Line of Business" means each of the foregoing, individually.

                  "Liquidation Proceeding" means any proceeding commenced by or against any Loan Party under any provision of the Bankruptcy Code or other insolvency law seeking liquidation of any Loan Party or substantially all of its property or business or conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, or the appointment or designation of a trustee, examiner, receiver or the like with respect to any Loan Party or its business, properties or assets, including the Collateral in which Agent is granted a Lien pursuant to this Agreement, the other Loan Documents or the Final Financing Order, or similar relief.

                  "Loan Account" has the meaning set forth in Section 2.10.

                  "Loan Documents" means this Agreement, the Bank Product Agreements, the Cash Management Agreements, the Control Agreements, the Copyright Security Agreement, the Guaranties, the Canadian Security Agreement, the Letters of Credit, the Officers' Certificate, the Patent Security Agreement, the Stock Pledge Agreement, the Trademark Security Agreement, the Intercompany Subordination Agreement, Collateral Assignment of the Hellman Note and the Ruud Notes and all collateral securing the Hellman Note and the Ruud Notes, Collateral Assignment of any intercompany notes, any security agreements, or pledge agreements, securing obligations of Guarantors to Agent and the Lender Group, any debentures securing obligations of UK Guarantors to Agent and the Lender Group, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Loan Party and the Lender Group in connection with this Agreement.

                  "Loan Parties" means, collectively, Borrowers, DSI, Canadian Guarantor and UK Guarantors and their respective successors and assigns. "Loan Party" shall mean each such Person, individually, and such Person's permitted successors and assigns.

                  "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of any Loan Party (other than Non-operating Borrowers), (b) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of any Line of Business individually or all Lines of Business taken as a whole, (c) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or conditions (financial or otherwise) of Parent and its Subsidiaries taken as a whole, (d) a material impairment of a Loan Party's ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, (e) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of a Loan Party, or (f) a material decline in the value of the Collateral taken as a whole or the amount which Lender Group would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Collateral taken as a whole.

                  "Material Contract" means those contracts described on Schedule M-1 and any contract or other arrangement (other than the Loan Documents and related documents), whether written or oral, to which any Loan Party is a party with respect to which breaches, non-performances, cancellations or failures to renew by any party thereto singly or in the aggregate could reasonably be expected to cause a Material Adverse Change.

                  "Maturity Date" has the meaning set forth in Section 3.4.

                  "Maximum Revolver Amount" means $18,500,000.

                  "Mortgages" means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by a Borrower, Canadian Guarantor, and/or ADLT Realty in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent, that encumber the Real Property Collateral and the related improvements thereto.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA and (a) which is, or within the immediately preceding six (6) years was, contributed to by a Loan Party or any ERISA Affiliate or (b) with respect to which any Loan Party or any Subsidiary of any Loan Party may incur any liability.

                  "Negotiable Collateral" means all of Borrowers' now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

                  "Net Cash Proceeds" means, with respect to any sale or disposition by any Person or any Subsidiary thereof of property or assets, the amount of Collections received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such disposition, (ii) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, and (iii) taxes paid or payable to any taxing authorities by such Person or such Subsidiary in connection therewith, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate and are properly attributable to such transaction.

                  "Net Liquidation Percentage" means the percentage of the Value of Inventory or the appraised Value of Equipment, as the case may be, of the applicable Loan Party that is estimated to be recoverable net of all liquidation fees and expenses in an orderly liquidation of such Inventory or Equipment, as the case may be, each such percentage to be as determined from time to time by a qualified appraisal company selected by Agent after consultation with Administrative Borrower.

                  "Non-operating Borrower" means any or all of Ballastronix (Delaware), Inc., a Delaware corporation, Microsun Technologies Inc., an Ohio corporation, Lighting Resources International, Inc., an Ohio corporation, and ADLT Services, Inc., an Ohio corporation, each a debtor and a debtor-in-possession.

                  "Obligations" means (a) all loans (including the Term Loans), Advances, debts, principal, interest (including any interest (including interest paid-in-kind) that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees, charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by the Loan Parties to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that the Loan Parties are required to pay or reimburse by the Loan Documents, by law, or otherwise, and (b) all Bank Product Obligations. Any reference in this Agreement or in the

Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

                  "Officers' Certificate" means the representations and warranties of officers form submitted by Agent to Administrative Borrower, together with Borrowers' completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

                  "Other Foreign Subsidiaries" means any of DSI India Private Ltd., Venture Lighting India Limited and Venture Power Systems Private Ltd., each incorporated under the laws of India, APL Japan Co. Ltd., incorporated under the laws of Japan, Lampway Direct Pty Ltd., incorporated under the laws of Australia, Advanced Lighting Technologies (NZ) Ltd, incorporated under the laws of New Zealand, Lighting Resources Holdings (Mauritius) Limited, incorporated under the laws of Mauritius, Venture Lighting Southeast Asia Pty Ltd., incorporated under the laws of Singapore, and Advanced Lighting Technologies Australia, Inc., an Ohio corporation.

                  "Originating Lender" has the meaning set forth in Section 14.1(e).

                  "Overadvance" has the meaning set forth in Section 2.5.

                  "Parent" has the meaning set forth in the preamble to this Agreement.

                  "Participant" has the meaning set forth in Section 14.1(e).

                  "Participant Register" has the meaning set forth in Section 14.1(i).

                  "Patent Security Agreement" means a patent security agreement executed and delivered by the Loan Parties and Agent, the form and substance of which is satisfactory to Agent.

                  "Pay-Off Letter" means a letter, in form and substance satisfactory to Agent, from Existing Lenders to Agent respecting the amount necessary to repay in full all of the obligations of Borrowers owing to Existing Lenders and obtain a release of all of the Liens existing in favor of Existing Lender in and to the assets of the Loan Parties.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation and any Person succeeding to the functions thereof.

                  "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

                  "Permitted Dispositions" means (a) sales or other dispositions by Loan Parties of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales by a Loan Party of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Loan Parties and their Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, and (d) the licensing by Loan Parties and their Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business.

                  "Permitted Expenses" means, collectively, (a) expenses of the respective Borrowers and Guarantors, to the extent included in the Budget, (b) fees required to be paid to the Office of the United States Trustee pursuant to 28 U.S.C. Section 1930(x), (c) fees payable to the clerk of the Bankruptcy Court, and (d) compensation for services rendered or reimbursement of expenses incurred that are permitted by the Bankruptcy Court to be paid under Sections 330 or 331 of the Bankruptcy Code to professionals retained pursuant to an order of the Bankruptcy Court by the Borrowers or the Committee, but only to the extent permitted in the applicable order of the Bankruptcy Court.

                  "Permitted Holder" means Wayne Hellman and his Family Members and Family Trusts, Alan J. Ruud and his Family Members and Family Trusts and General Electric Company.

                  "Permitted Investment" means any of the following: (a) any endorsement of a check or other medium of payment for deposit or collection through normal banking channels or similar transaction in the normal course of business; (b) any investment in direct obligations of the United States of America or in certificates of deposit issued by a member bank of the Federal Reserve System; (c) any investment in commercial paper or securities which at the time of such investment is assigned the highest quality rating in accordance with the rating systems employed by either Moody's or Standard & Poor's; (d) the holding of the Subsidiaries, each of which is listed on Schedule 5.8(c); (e) the making of loans or advances permitted under Section 7.13; (f) the Canadian Intercompany Loan; (g) the UK Intercompany Loan; and (h) other Investments set forth on Schedule 5.8(c).

                  "Permitted Liens" means (a) Liens held by Agent for the benefit of Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens existing on the Petition Date set forth on Schedule P-1, (d) the interests of lessors under operating leases,
(e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, (k) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Lenders, (l) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, (m) Liens on cash collateral securing the letters of credit issued by PNC Bank, N.A. in the Dollar equivalent of L39,000.00 as set forth on Schedule P-2, and (n) Liens on cash collateral securing certain value added tax obligations of the Loan Parties in favor of Barclays Bank plc in the Dollar equivalent of L120,000.

                  "Permitted Protest" means the right of Administrative Borrower or any of its Subsidiaries, as applicable, to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States or Canadian federal or provincial tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP,
(b) any such protest is instituted promptly and prosecuted diligently by Administrative Borrower or any of its Subsidiaries, as applicable, in good faith, and (c) Lenders are reasonably satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

                  "Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate amount outstanding at any one time not in excess of $25,000.

                  "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                  "Personal Property Collateral" means all Collateral other than Real Property.

                  "Petition Date" means February 5, 2003.

                  "Petitions" means the petitions for relief under Chapter 11 of the Bankruptcy Code filed by the Borrowers.

                  "PPSA" means the Personal Property Security Act of the applicable Canadian province or provinces in respect of the Canadian Guarantor.

                  "Prior DIP Facility" means the debtor-in-possession credit facility provided to Borrowers during the Chapter 11 Cases as evidenced by and set forth in that certain Post-Petition Credit Agreement dated as of February 5, 2003, and all related agreements and documents, as thereafter amended and/or assigned, by and among Borrowers, as borrowers, and the Prior Lenders, as lenders, as approved by order of the Bankruptcy Court entered on March 13, 2003.

                  "Prior Lenders" means, collectively, PNC Bank, N.A., Sovereign Bank and National City Commercial Finance, Inc.

                  "Professional Fee Carve-Out" means a carve-out in an amount acceptable to the Lenders for unpaid professional fees allowed by the Bankruptcy Court in an amount to be determined, but in no event greater than $2,500,000.

                  "Prohibited Transaction" shall mean any transaction that is prohibited under IRC Section 4975 or ERISA Section 408.

                  "Projections" means Parent's forecasted (a) balance sheets,
(b) profit and loss statements, and (c) cash flow statements, all prepared on a consistent basis with Parent's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions, including, without limitation, the Closing Date Business Plan, and the Budget.

                  "Pro Rata Share" means:

                           (a)      with respect to a Lender's obligation to
make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (x) prior to the Revolver Commitment being reduced to zero, the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders, and (y) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (I) the aggregate principal amount of such Lender's Advances by (II) the aggregate principal amount of all Advances,

                           (b)      with respect to a Lender's obligation to
participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (x) prior to the Revolver Commitment being reduced to zero, the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders, and (y) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (I) the aggregate principal amount of such Lender's Advances by (II) the aggregate principal amount of all Advances,

                           (c)      with respect to a Lender's obligation to
make Term Loan A and receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of Term Loan A, the percentage obtained by dividing (x) such Lender's applicable Term Loan A Commitment, by (y) the aggregate amount of all Lenders' applicable Term Loan A Commitments, and (ii) from and after the making of Term Loan A, the percentage obtained by dividing
(x) the principal amount of such Lender's portion of the Term Loan A Amount by
(y) the Term Loan A Amount,

                           (d)      with respect to a Lender's obligation to
make Term Loan B and receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of Term Loan B, the percentage obtained by dividing (x) such Lender's applicable Term Loan B Commitment, by (y) the aggregate amount of all Lenders' applicable Term Loan B Commitments, and (ii) from and after the making of Term Loan B, the percentage obtained by dividing (x) the principal amount of such Lender's portion of the Term Loan B Amount by (y) the Term Loan B Amount,

                           (e)      with respect to all other matters as to a
particular Lender (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender's Revolver Commitment plus the unpaid principal amount of such Lender's portion of the Term Loan A Amount plus the unpaid principal amount of such Lender's portion of the Term Loan B Amount, by (ii) the aggregate amount of Revolver Commitments of all Lenders plus the Term Loan A Amount plus the Term Loan B Amount; provided, however, that in the event the Revolver Commitments have been terminated or reduced to zero, Pro Rata Share shall be the percentage obtained by dividing (A) the principal amount of such Lender's Advances plus the unpaid principal amount of such Lender's portion of the Term Loan A Amount plus the unpaid principal amount of such Lender's portion of the Term Loan B Amount by (B) the principal amount of all outstanding Advances plus the Term Loan A Amount plus the Term Loan B Amount.

                  "Purchase Money Indebtedness" means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

                  "Real Property" means, with respect to any Person, any estates or interests in real property of such Person now owned or hereafter acquired and the improvements thereto.

                  "Real Property Collateral" means the parcel or parcels of Real Property identified on Schedule R-1 and any Real Property hereafter acquired by a Loan Party.

                  "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                  "Register" has the meaning set forth in Section 14.1(h).

                  "Registered Loan" has the meaning set forth in Section 2.20.

                  "Registered Note" has the meaning set forth in Section 2.20.

                  "Related Fund" has the meaning set forth in the definition of "Eligible Transferee".

                  "Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC Section 9601.

                  "Report" has the meaning set forth in Section 16.17.

                  "Reportable Event" shall mean any of the events described in
Section 4043 of ERISA and the regulations thereunder.

                  "Required Availability" means Excess Availability in an amount of not less than $3,500,000.

                  "Required Lenders" means, at any time, Lenders whose Pro Rata Share aggregate 51% or more as determined pursuant to clause (e) of the definition of "Pro Rata Share"; provided that (a) so long as Foothill and its Affiliates hold not less than 30% of the aggregate principal amount of the sum of (i) the Revolver Commitment, or if this Revolver Commitment has been terminated or reduced to zero, the extent Revolver Usage and (ii) the Term Loan A, "Required Lenders" shall include Foothill, and (b) so long as Ableco and its Affiliates or funds, money market accounts, investment accounts, or other account managed by Ableco or its Affiliates hold not less than 30% of the aggregate principal amount of the Term Loan B, "Required Lenders" shall include Ableco.

                  "Required Revolver Lenders" means Lenders whose Pro Rata Shares aggregate 51% of the Revolver Commitment and the Term Loan A Commitment.

                  "Reserve Percentage" means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

                  "Revolver Commitment" means, with respect to each Lender, its Revolver Commitment, and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                  "Revolver Usage" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

                  "Risk Participation Liability" means, as to each Letter of Credit, all reimbursement obligations of Borrowers to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrowers, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

                  "Ruud Notes" means, collectively, that certain Callable Promissory Note dated December 12, 2001 made by Alan J. Ruud in favor of Parent in the original principal amount of $1,503,000, that certain Callable Promissory Note dated December 12, 2001 made by Christopher A. Ruud in favor of Parent in the original principal amount of $897,000, that certain Callable Promissory Note dated December 12, 2001 made by Theodore O. Sokoly in favor of Parent in the original principal amount of $300,000, that certain Callable Promissory Note dated December 12, 2001 made by Cynthia A. Johnson in favor of Parent in the original principal amount of $300,000, and that certain Subordinated Promissory Note dated December 12, 2001, made by Ruud Lighting, Inc. in favor of Parent, in the original principal amount of $3,000,000.

                  "SEC" means the United States Securities and Exchange Commission and any successor thereto.

                  "Securities Account" means a "securities account" as that term is defined in the Code.

                  "Settlement" has the meaning set forth in Section 2.3(f)(i).

                  "Settlement Date" has the meaning set forth in Section 2.3(f)(i).

                  "Solvent" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

                  "Special Administrative Claims" means, collectively, any administrative claims in the Chapter 11 Cases, the non-payment of which Lenders determine, in their Permitted Discretion, might cause an impairment in the value of the Collateral, including, without limitation, administrative claims that will be payable in the Chapter 11 Cases that are identified by Borrowers.

                  "Stock" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                  "Stock Pledge Agreement" means a stock pledge agreement, in form and substance satisfactory to Agent, executed and delivered by each Loan Party and Guarantor that owns Stock of a Subsidiary of Parent; it being acknowledged that, the stock pledge agreement delivered with respect to each Subsidiary that is not a Loan Party or Guarantor will grant a Lien in favor of Agent on 66-2/3% of each such Subsidiary's Stock.

                  "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

                  "Swing Lender" means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender hereunder.

                  "Swing Loan" has the meaning set forth in Section 2.3(d)(i).

                  "Taxes" has the meaning set forth in Section 16.11.

                  "Term Loan" means, individually, Term Loan A and Term Loan B, as appropriate, and "Term Loans" means, collectively, Term Loan A and Term Loan B.

                  "Term Loan A" has the meaning set forth in Section 2.2(a).

                  "Term Loan A Amount" means an amount equal to the lesser of
(a) $5,000,000 and (b) the sum of 80% times the Net Liquidation Percentage times the net appraised value of Eligible Equipment.

                  "Term Loan A Commitment" means, with respect to each Lender, its Term Loan A Commitment, and, with respect to all Lenders, their Term Loan A Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                  "Term Loan B" has the meaning set forth in Section 2.2(b).

                  "Term Loan B Amount" means $13,500,000.

                  "Term Loan B Commitment" means, with respect to each Lender, its Term Loan B Commitment, and, with respect to all Lenders, their Term Loan B Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                  "Total Commitment" means, with respect to each Lender, its Total Commitment, and, with respect to all Lenders, their Total Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                  "Trademark Security Agreement" means a trademark security agreement executed and delivered by each of the Loan Parties and Guarantors and Agent, the form and substance of which is satisfactory to Agent.

                  "UK Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior three (3) month period, that is the result of dividing (a) the Dollar equivalent amount of bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the UK Guarantors' Accounts during such period, by (b) UK Guarantors' billings with respect to Accounts during such period.

                  "UK Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts of UK Guarantors by one percentage point for each percentage point by which UK Dilution is in excess of 5%.

                  "UK Guarantor Base" means, collectively, as of any date of determination the sum of:

                           (a)      the least of

                                             (x)      $4,000,000,

                                             (y)      eighty-five percent (85%)
                                    of the amount of Eligible Accounts of UK
                                    Guarantors, less the aggregate amount, if any, of the UK Dilution Reserve, and

                                             (z)      an amount equal to
                                    Collections of UK Guarantors with respect to Accounts for the immediately preceding 90 days,

                                             minus

                           (b) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b ).

                  "UK Guarantors" means, collectively, Parry Power Systems Limited and Venture Lighting Europe Ltd., each incorporated under the laws of the United Kingdom.

                  "UK Intercompany Loan" means a loan made by Administrative Borrower to UK Guarantors on the Closing Date in an amount sufficient to pay in full all obligations of UK Guarantors to the Prior Lenders but in any event not exceeding $3,950,000. The UK Intercompany Loan shall remain fully outstanding until, and shall be due and payable on, the date of termination of this Agreement whether by its terms, by prepayment or by acceleration.

                  "Underlying Issuer" means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrowers.

                  "Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer.

                  "Value" means the Dollar equivalent, as determined by Agent in good faith, with respect to Inventory, of the lower of (a) cost computed on a first-in first-out basis in accordance with GAAP or (b) market value, provided, that, for purposes of the calculation of the Borrowing Base, (i) the Value of the Inventory shall not include write-ups or write-downs in value with respect to currency exchange rates and
(ii) notwithstanding anything to the contrary contained herein, the cost of the Inventory shall be computed in the same manner and consistent with the most recent appraisal and/or audit of the Inventory received and accepted by Agent prior to the date hereof, if any.

                  "VL" means Venture Lighting International, Inc., an Ohio corporation, a debtor and debtor-in-possession.

                  "VL Line of Business" means the aggregate operations of VL, Venture Lighting Europe, Ltd., Venture Lighting India Limited, Venture Lighting Systems, North America Inc., and Advanced Lighting Technologies Australia, Inc. as detailed in the Budget.

                  "Voidable Transfer" has the meaning set forth in Section 17.7.

                  "Weekly Budget" means the Budget (including for each of the ADLT Line of Business, the APL Line of Business, the DSI Line of Business, and the VL Line of Business, sales, collections and disbursements) for the Borrowers and DSI, on an aggregated basis, for the applicable week, as reviewed by the Parkland Group or another financial consultant acceptable to Lender Group in its sole discretion.

                  "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

         1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrowers" or the term "Parent" is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

         1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

         1.4 CONSTRUCTION. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

         1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. LOAN AND TERMS OF PAYMENT.

         2.1 REVOLVER ADVANCES.

                  (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to the Administrative Borrower for the benefit of Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage and the aggregate amount of the Inventory Reserves, if any, applicable to such Borrowers.

                  (b) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves (and shall establish reserves pursuant to clause (iii) below upon the request of Ableco) in such amounts, and with respect to such matters, as Agent (or Ableco, in respect of clause (iii) hereinbelow) in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that any Loan Party is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases including any amounts subject to a Permitted Protest) and has failed to pay under any Section of this Agreement or any other Loan Document, (ii) amounts owing by any Loan Party to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over the Agent's Liens), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral, (iii) to reflect the Special Administrative Claims, (iv) to reflect the amount by which the UK Intercompany Loan exceeds the UK Guarantor Base at any time and from time to time, and (v) to reflect the amount by which the Canadian Intercompany Loan exceeds the Canadian Guarantor Base at any time and from time to time. In addition to the foregoing, Agent shall have the right to have the Inventory reappraised by a qualified appraisal company selected by Agent after consultation with Administrative Borrower from time to time after the Closing Date for the purpose of redetermining the Net Liquidation Percentage of the Eligible Inventory portion of the Collateral and, as a result, redetermining the Borrowing Base.

                  (c) Lenders with Revolver Commitments shall have no obligation to make additional Advances to Administrative Borrower or any Borrower hereunder to the extent such additional Advances (i) would cause Revolver Usage to exceed the Borrowing Base (the amount of such excess hereafter referred to as the "Credit Facility Deficit") or (ii) would cause the Revolver Usage to exceed the Maximum Revolver Amount, or (iii) would cause the sum of the Revolver Usage plus the aggregate principal amount of the Term Loans (including capitalized interest paid-in-kind in respect of Term Loan B) then outstanding to exceed 2.75 times the trailing 12 month Adjusted EBITDA of Parent and its Subsidiaries for the immediately preceding 12 month period (the amount of such excess is hereafter referred to as the "EBITDA Deficit").

                  (d) Amounts borrowed pursuant to this Section may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

                  (e) Agent may disburse Advances to such bank account of Administrative Borrower or a Borrower or otherwise make such Advances to a Borrower and provide such Letters of Credit to a Borrower as Administrative Borrower may designate or direct, without notice to any other Borrower. Notwithstanding anything to the contrary contained herein, Agent may at any time and from time to time require that Advances to or for the account of any Borrower be disbursed directly to an operating account of such Borrower.

         2.2 TERM LOANS.

                  (a) TERM LOAN A. Subject to the terms and conditions of this Agreement, on the Closing Date each Lender with a Term Loan A Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, "Term Loan A") to Borrowers in an amount equal to such Lender's Pro Rata Share of the Term Loan A Amount. Term Loan A shall be repaid in consecutive monthly installments commencing on the first day of the calendar month occurring 90 days after the Closing Date, in an amount equal to $83,334 each. The outstanding unpaid principal balance and all accrued and unpaid interest under Term Loan A shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under Term Loan A shall constitute Obligations.

                  (b) TERM LOAN B. Subject to the terms and conditions of this Agreement, on the Closing Date each Lender with a Term Loan B Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, "Term Loan B") to Borrowers in an amount equal to such Lender's Pro Rata Share of the Term Loan B Amount. The outstanding unpaid principal balance and all accrued and unpaid interest under Term Loan B shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under Term Loan B shall constitute Obligations.

         2.3 BORROWING PROCEDURES AND SETTLEMENTS.

                  (a) PROCEDURE FOR BORROWING. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 1:00 p.m. (New York time) on the Business Day prior to the date that is the requested Funding Date (or in the case of a request for an Advance in an amount of $1,000,000 or less, 1:00 p.m. (New York time) on such requested Funding Date) in the case of a request for an Advance specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for Swing Loan in an amount of $1,850,000, or less, such notice will be timely received if it is received by Agent no later than 1:00 p.m. (New York time) on the Business Day that is the requested Funding Date). At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

                  (b) AGENT'S ELECTION. Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall elect, in its discretion,
(i) to have the terms of Section 2.3(c) apply to such requested Borrowing, or
(ii) if the Borrowing is for an Advance, to request Swing Lender to make a Swing Loan pursuant to the terms of Section 2.3(d) in the amount of the requested Borrowing; provided, however, that if Swing Lender declines in its sole discretion to make a Swing Loan pursuant to Section 2.3(d), Agent shall elect to have the terms of Section 2.3(c) apply to such requested Borrowing.

                  (c) MAKING OF ADVANCES.

                           (i) In the event that Agent shall elect to have the terms of this Section 2.3(c) apply to a requested Borrowing as described in Section 2.3(b), then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 4:00 p.m. (New York time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 1:00 p.m. (New York time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds thereof available to Administrative Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Administrative Borrower's Designated Account; provided, however, that, subject to the provisions of Section 2.3(i), Agent shall not request any Lender to make, and no Lender shall make, any Advance if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or
                  (2) the requested Borrowing would exceed the Availability on such Funding Date.

                           (ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

                           (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Administrative Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrowers as if such Defaulting Lender had made Advances to Borrowers. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Administrative Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrowers of their duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Administrative Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance Agreement in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations) (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups' or Borrowers' rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

                  (d) MAKING OF SWING LOANS.

                           (i) In the event Agent shall elect, with the consent of Swing Lender, as a Lender, to have the terms of this Section 2.3(d) apply to a requested Borrowing as described in Section 2.3(b), Swing Lender as a Lender shall make such Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender as a Lender pursuant to this Section 2.3(d) being referred to as a "Swing Loan" and such Advances being referred to collectively as "Swing Loans") available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds to Administrative Borrower's Designated Account. Each Swing Loan is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Swing Loan shall be eligible for the LIBOR Option and all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing Loan). Subject to the provisions of Section 2.3(i), Agent shall not request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

                           (ii) The Swing Loans shall be secured by the Agent's Liens, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

                  (e) AGENT ADVANCES.

                           (i) Agent hereby is authorized by Loan Parties and the Lenders, from time to time in Agent's sole discretion,
                  (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Advances to Borrowers on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations), or (C) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in Section 10 (any of the Advances described in this Section 2.3(e) shall be referred to as "Agent Advances"); provided, that notwithstanding anything to the contrary contained in this Section 2.3(e), the aggregate principal amount of Agent Advances outstanding at any time, when taken together with the aggregate principal amount of Overadvances made in accordance with Section 2.3(i) hereof outstanding at such time, shall not exceed an amount equal to the lesser of (x) 10% of the Borrowing Base then in effect and (y) $1,850,000. Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Agent Advance shall be eligible for the LIBOR Option and all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

                           (ii) The Agent Advances shall be repayable by Borrowers on demand and secured by the Agent's Liens granted to Agent under the Loan

                  Documents, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

                  (f) SETTLEMENT. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances, the Swing Loans, and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                           (i)      Agent shall request settlement
                  ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan,
                  (2) for itself, with respect to each Agent Advance, and (3) with respect to Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 5:00 p.m. (New York time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender's balance of the Advances, Swing Loans, and Agent Advances exceeds such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, then Agent shall, by no later than 3:00 p.m. (New York time) on the Settlement Date, transfer in immediately available funds to the account of such Lender as such Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances, and (z) if a Lender's balance of the Advances, Swing Loans, and Agent Advances is less than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, such Lender shall no later than 3:00 p.m. (New York time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances. Such amounts made available to Agent under clause
                  (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loan or Agent Advance and, together with the portion of such Swing Loan or Agent Advance representing Swing Lender's Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

                           (ii) In determining whether a Lender's balance of the Advances, Swing Loans, and Agent Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, and fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

                           (iii) Between Settlement Dates, Agent, to the extent no Agent Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender's Pro Rata Share of the Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Agent Advances, and each Lender (subject to the effect of letter agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

                  (g) NOTATION. Agent shall record on its books the principal amount of the Advances owing to each Lender, including the Swing Loans owing to Swing Lender, and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (h) LENDERS' FAILURE TO PERFORM. All Advances (other than Swing Loans and Agent Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

                  (i) OPTIONAL OVERADVANCES.

                           (i) Any contrary provision of this Agreement (including, without limitation, Section 2.3(i)(iii)) notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances (including a Swing Loan), the Revolver Usage does not exceed the Borrowing Base by more than the lesser of (x) $1,850,000, and (y) 10% of the Borrowing Base then in effect, (B) after giving effect to such Advances (including a Swing Loan) the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount, (C) the aggregate principal amount of Overadvances made pursuant to this Section 2.3(i) when taken together with the aggregate principal amount of Agent Advances made pursuant to Section 2.3(e) does not exceed at any time an amount equal to the lesser of (x) 10% of the Borrowing Base then in effect and (y) $1,850,000, and (D) at the time of the making of any such Advance (including a Swing
                  Loan), Agent does not believe, in good faith, that the Overadvance created by such Advance will be outstanding for more than 90 days. The foregoing provisions are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this
                  Section 2.3(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable, except that they shall not be eligible for the LIBOR Option and the rate of interest applicable thereto shall be the rate applicable to Advances that are Base Rate Loans under Section 2.6(c) hereof without regard to the presence or absence of a Default or Event of Default.

                           (ii) In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the preceding paragraph, regardless of the amount of, or reason for, such excess, Agent shall notify Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers and intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrowers to an amount permitted by the preceding paragraph. In the event Agent or any Lender disagrees over the terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders.

                           (iii) Each Lender with a Revolver Commitment shall be obligated to settle with Agent as provided in Section 2.3(f) for the amount of such Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this
                  Section 2.3(i), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

         2.4 PAYMENTS.

                  (a) PAYMENTS BY BORROWERS.

                                    (i)      Except as otherwise expressly
                  provided herein, all payments by Borrowers shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 2:00 p.m. (New York time) on the date specified herein. Any payment received by Agent later than 2:00 p.m. (New York time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                                    (ii)     Unless Agent receives notice from
                  Administrative Borrower prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                  (b) APPORTIONMENT AND APPLICATION OF PAYMENTS.

                           (i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including in letter agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any letter agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. Except as otherwise specifically provided in paragraph (b)(iii) below or Section 2.4(d), all payments shall be remitted to Agent and all such payments (other than payments received while no Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees or other amounts), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

                                    A. first, to pay any Lender Group Expenses
                           then due to Agent under the Loan Documents, until paid in full,

                                    B. second, to pay any Lender Group Expenses
                           then due to the Lenders under the Loan Documents, on a ratable basis, until paid in full,

                                    C. third, to pay any fees then due to Agent
                           (for its separate account, after giving effect to any letter agreements between Agent and the individual Lenders) under the Loan Documents, until paid in full,

                                    D. fourth, to pay any fees then due to any
                           or all of the Lenders (after giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents, on a ratable basis, until paid in full, provided that, if an Event of Default has occurred and is continuing, the priority of the payment of any fee payable to any Lender in respect of Term Loan B shall, unless the Required Revolver Lenders agree in their sole discretion to forgo deferring such payment, be deferred to item "seventeenth" below,

                                    E. fifth, to pay interest due in respect of
                           all Agent Advances, until paid in full,

                                    F. sixth, ratably to pay interest due in
                           respect of the Advances (other than Agent Advances), the Swing Loans, and Term Loan A until paid in full,

                                    G. seventh, so long as no Event of Default
                           has occurred and is continuing or, if an Event of Default has occurred and is continuing and the Required Revolver Lenders agree in their sole discretion, ratably to pay interest (other than interest that is required to be paid-in-kind pursuant to Section 2.6(a)) due in respect of Term Loan B, until paid in full (if an Event of Default has occurred and is continuing and the Required Revolving Lenders have not agreed to allow the payment of interest due in respect of Term Loan B), the priority of the payment of interest on Term Loan B is deferred to item "eighteenth" below),

                                    H. eighth, to pay the principal of all Agent
                           Advances until paid in full,

                                    I. ninth, to pay all principal amounts then
                           due and payable (other than as a result of an acceleration thereof) with respect to Term Loan A until paid in full,

                                    J. tenth, so long as no Event of Default has
                           occurred and is continuing or, if an Event of Default has occurred and is continuing and the Required Revolver Lenders agree in their sole discretion, ratably to pay all principal amounts then due and payable (other than as a result of an acceleration thereof) with respect to Term Loan B, until paid in full (if an Event of Default has occurred or is continuing and the Required Revolving Lenders have not agreed to allow the payment of interest due in respect of Term Loan B, the priority of the payment of principal then due with respect to Term Loan B, including principal attributable to capitalized interest paid-in-kind in respect of Term Loan B, is deferred to item "nineteenth" below),

                                    K. eleventh, to pay the principal of all
                           Swing Loans until paid in full,

                                    L. twelfth, so long as no Event of Default
                           has occurred and is continuing, and at Agent's election (which election Agent agrees will not be made if an Overadvance would be created thereby), to pay amounts then due and owing by Parent or its Subsidiaries in respect of all Bank Products, until paid in full,

                                    M. thirteenth, so long as no Event of
                           Default has occurred and is continuing, to pay, first, the principal of all Advances that are Base Rate Loans and, second, the principal of all Advances that are LIBOR Rate Loans, until paid in full,

                                    N. fourteenth, if an Event of Default has
                           occurred and is continuing, ratably (i) to pay the principal of all Advances until paid in full, and
                           (ii) to Agent, to be held by Agent, for the benefit of Wells Fargo or its Affiliates, as applicable, as cash collateral in an amount up to the amount of the Bank Products Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Parent's and its Subsidiaries' obligations in respect of the then extant Bank Products have been paid in full or the cash collateral amount has been exhausted,

                                    O. fifteenth, if an Event of Default has
                           occurred and is continuing, to pay the outstanding principal balance of Term Loan A (in the inverse order of the maturity of the installments due thereunder) until Term Loan A is paid in full,

                                    P. sixteenth, if an Event of Default has
                           occurred and is continuing, to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,

                                    Q. seventeenth, if an Event of Default has
                           occurred and is continuing, to pay fees due in respect of Term Loan B, until paid in full,

                                    R. eighteenth, if an Event of Default has
                           occurred and is continuing, to pay interest due in respect of Term Loan B, including capitalized interest paid-in-kind in respect of Term Loan B, until paid in full,

                                    S. nineteenth, if an Event of Default has
                           occurred and is continuing, to pay the outstanding principal balance of Term Loan B (including, among other things, any capitalized interest), until Term Loan B is paid in full,

                                    T. twentieth, to pay any other Obligations
                           (including Bank Product Obligations) until paid in full, and

                                    U. twenty-first, to Borrowers (to be
                           remitted by wire transfer to the Designated Account) or such other Person entitled thereto under applicable law.

                           (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in
                  Section 2.3(f).

                           (iii) In each instance, so long as no Event of Default has occurred and is continuing, Section 2.4(b) shall not be deemed to apply to any payment by any Loan Party specified by such Loan Party to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

                           (iv) For purposes of the foregoing (other than clause (T)), "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of clause (T), "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

                           (v) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this
                  Section 2.4 shall control and govern.

                  (c) MANDATORY PREPAYMENTS.

                           (i) If on any day an EBITDA Deficit exists, Borrowers shall immediately pay to Agent an amount equal to such EBITDA Deficit to be applied to the outstanding principal amount of the Term Loans and the Revolver Usage in accordance with clause (d) below.

                           (ii) Immediately upon any sale or disposition by any Loan Party or any of its Subsidiaries of property or assets (other than sales or dispositions of Inventory in the ordinary course of business), Borrowers shall prepay the outstanding principal amount of the Term Loans and the Advances and cash collateralization of the Letters of Credit in accordance with clause (d) below in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such sales or dispositions to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to Agent as a prepayment of the Term Loans and the Advances and cash collateralize the Letters of Credit) for all such sales or dispositions shall exceed $100,000 in any Fiscal Year (other than sales or dispositions of Inventory or insurance proceeds or condemnation awards with respect to Inventory, which shall not be subject to such threshold). Nothing contained in this subclause (ii) shall permit any Loan Party or any of its Subsidiaries to sell or otherwise dispose of any property or assets other than in accordance with Section 7.4.

                           (iii) Upon the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, Borrowers shall prepay the outstanding principal of the Term Loans and the Advances and cash collateralize the Letters of Credit in accordance with clause (d) below in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts.

                  (d) APPLICATION OF PAYMENTS.

                           (i) Each prepayment pursuant to subclause (c)(i) above shall, (A) so long as no Event of Default shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Advances and cash collateral in an amount equal to 105% at the then extant Letter of Credit Usage, until paid in full, second, to the outstanding principal amount of Term Loan A, until paid in full, and third, to the outstanding principal amount of the Term Loan B, until paid in full, and (B) if an Event of Default shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(i). Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the applicable Term Loan (if any) in the inverse order of maturity.

                           (ii)     Each prepayment pursuant to subclause (c)
                  (iii) above (except with respect to insurance proceeds and condemnation awards related to a casualty or loss of Collateral) shall, (A) so long as no Event of Default shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Term Loan A, until paid in full, second, to the outstanding principal amount of the Term Loan B, until paid in full, and third, to the outstanding principal amount of the Advances and cash collateral in an amount equal to 105% at the then extant Letter of Credit Usage and (B) if an Event of Default shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(i). Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the applicable Term Loan (if any) in the inverse order of maturity.

                           (iii)    Each prepayment pursuant to subclauses (c)
                  (ii) above and (c)(iii) with respect to insurance proceeds and condemnation awards related to a casualty or loss of Collateral, shall, (A) so long as no Event of Default shall have occurred and be continuing, be applied as follows:

                                    (1)      if the proceeds are from any sale
                  or disposition of any Accounts or Inventory or any insurance policy or condemnation award with respect to Inventory, such proceeds shall be applied, first, to the outstanding principal amount of the Advances and cash collateral in an amount equal to 105% at the then extant Letter of Credit Usage, until paid in full, second, to the outstanding principal amount of Term Loan A, until paid in full, and third, to the outstanding principal amount of Term Loan B, until paid in full. Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the applicable Term Loan (if any) in the inverse order of maturity;

                                    (2)      subject to clause (3) below, if the
                  proceeds are from the sale or disposition of any other assets or any insurance policy or condemnation award not described in clause (1) above, such proceeds shall be applied, first, to the outstanding principal amount of Term Loan A, until paid in full, second to the outstanding principal amount of Term Loan B, until paid in full, and third, to the outstanding principal amount of the Advances and cash collateral in an amount equal to 105% at the then extant Letter of Credit Usage; provided, that, except during the continuance of a Default or an Event of Default, such proceeds shall not be required to be so applied to the extent that such proceeds are used to replace, repair or restore the properties or assets in respect of which such proceeds were paid if (i) the amount of proceeds received in respect of such sales, dispositions or insurance policies or condemnation awards are less than $500,000 in the aggregate during the term of this Agreement for the term of the Agreement, (ii) Administrative Borrower delivers a certificate to Agent within 10 days after such sale or 30 days after the date of such loss, destruction or taking, as the case may be, stating that such proceeds shall be used to replace, repair or restore such properties or assets within a period specified in such certificate not to exceed the earlier of (x) 180 days after the receipt of such proceeds and
                  (y) the Maturity Date (which certificate shall set forth estimates of the proceeds to be so expended) and (iii) such proceeds are immediately deposited in a DDA subject to a Control Agreement. If all or any portion of such proceeds not so applied to the prepayment of the Term Loans and Advances and to cash collateralize the Letters of Credit in accordance with this clause (2) are not used in accordance with the preceding sentence within the period specified in the relevant certificate furnished pursuant hereto, such remaining portion shall be applied to the Term Loans and Revolver Usage in accordance with this clause (2) on the last day of such specified period. Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the applicable Term Loan (if any) in the inverse order of maturity; and

                                    (3)      if the proceeds are from a sale or
                  disposition of all or substantially all of the assets or Stock of any Person or any insurance, which sale, disposition or proceeds of insurance includes both Accounts or Inventory and other assets, such proceeds shall be applied as follows: (x) an amount equal to the net book value of such Accounts and Inventory, or if greater, an amount equal to the Revolver Usage supported by such assets determined using the effective advance rate under the Borrowing Base against such Accounts and Inventory (determined at the time of such sale or disposition or event resulting in such insurance proceeds), shall be applied to the outstanding principal amount of the Advances and to cash collateralize the Letters of Credit and
                  (y) the remaining proceeds shall be applied, first, to the outstanding principal amount of Term Loan A, until paid in full, second to the outstanding principal amount of Term Loan B, until paid in full, and third, to the outstanding principal amount of the Advances and to cash collateral in an amount equal to 105% at the then extant Letter of Credit Usage, until paid in full. Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the applicable Term Loan (if any) in the inverse order of maturity; and

                                    (B)      if an Event of Default shall have
                  occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(i).

                           (iv) Notwithstanding anything to the contrary contained herein, if Excess Availability is less than or equal to $3,500,000 either (x) at any time during the 30 consecutive day period immediately prior to the date of any prepayment of the Term Loan B or (y) immediately after giving effect to any prepayment of the Term Loan B pursuant to clauses (c)(ii) and
                  (c)(iii) above, no such prepayment of the Term Loan B shall be made and (1) Agent shall apply such amounts to the payment of the Advances and to cash collateralize the Letters of Credit and, concurrently with such payment of the Advances and to cash collateralization of the Letters of Credit, establish and maintain a corresponding reserve against the Borrowing Base and the Maximum Revolver Amount in an amount equal to the amount that would have otherwise been applied by Borrowers to the prepayment of the Term Loan B, and (2) the amount that is applied to the Advances and to cash collateralize the Letters of Credit pursuant to subclause (1) shall be applied to the prepayment of the Term Loan B, and the corresponding reserve against the Borrowing Base and the Maximum Revolver Amount shall be released, at such time and from time to time as Excess Availability is greater than $3,500,000 both for (x) the 30 consecutive day period immediately prior to the date of such prepayment of the Term Loan B and (y) immediately after giving effect to such prepayment of the Term Loan B.

         2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations (other than Bank Product Obligations) owed by Borrowers to the Lender Group pursuant to Sections 2.1 and 2.12 is greater than either the Dollar or percentage limitations set forth in Sections 2.1 or 2.12, (an "Overadvance"), Borrowers immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). Borrowers hereby promise to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents. Additionally, to the extent Advances to Administrative Borrower exceed those permitted to be made under
Section 2.1(a) (including, without limitation, as a result of any voluntary permanent reduction or termination of the Commitments), then the amount of such excess Advances shall be immediately due and payable without the necessity of any notice or demand.

         2.6 INTEREST RATES AND LETTER OF CREDIT FEE: RATES, PAYMENTS, AND CALCULATIONS.

                  (a) INTEREST RATES. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, (ii) if the relevant Obligation is a portion of Term Loan A that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Term Loan A Margin, (iii) if the relevant Obligation is a portion of a Term Loan that is a Base Rate Loan, at a per annum rate equal to the Base Rate plus the Base Rate Term Loan A Margin or the Base Rate Term Loan B Margin, as appropriate, provided, that, 2% per annum of such interest on Term Loan B shall be capitalized and shall bear interest in accordance with this Section 2.6(a), and (iv) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

                           The foregoing notwithstanding, at no time shall any
portion of the Obligations (other than Term Loan B) bear interest on the Daily Balance thereof at a per annum rate less than 5.25% and at no time shall any portion of the Obligations due to a Lender with a Term Loan B Commitment bear interest at a per annum rate less than 10.25%. To the extent that interest accrued hereunder at the rates set forth herein would be less than the foregoing minimum rates, the interest rates chargeable hereunder for such day automatically shall be deemed increased to the minimum rates.

                  (b) LETTER OF CREDIT FEE. Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 2 % per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

                  (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders in the case of all Obligations other than Obligations attributable to Term Loan B and, at the election of Ableco, in the case of Obligations attributable to Term Loan B),

                                    (i)      all Obligations (except for undrawn
                           Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 3 percentage points above the per annum rate otherwise applicable hereunder, and

                                    (ii)     the Letter of Credit fee provided
                           for above shall be increased to 3 percentage points above the per annum rate otherwise applicable hereunder.

                  (d) PAYMENT. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time, without prior notice to Borrowers, to, and Agent agrees that it will, charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.12(e) (as and when accrued or incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including the installments due and payable with respect to the Term Loan and including any amounts due and payable to Wells Fargo or its Affiliates in respect of Bank Products up to the amount of the then extant Bank Products Reserve) to Borrowers' Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrowers' Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans hereunder.

                  (e) COMPUTATION. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

                  (f) INTENT TO LIMIT CHARGES TO MAXIMUM LAWFUL RATE. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

         2.7 CASH MANAGEMENT.

                  (a) Borrowers shall, and shall cause DSI to, (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on Schedule 2.7(a) (each a "Cash Management Bank"), and shall request in writing and otherwise take such reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a Cash Management Bank) into a bank account in Agent's name (a "Cash Management Account") at one of the Cash Management Banks.

                  (b) Each Cash Management Bank shall establish and maintain Cash Management Agreements with Agent and Borrowers or DSI, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) it immediately will forward by daily sweep all amounts in the applicable Cash Management Account to the Agent's Account. So long as no Default or Event of Default has occurred and is continuing, Administrative Borrower may amend
Schedule 2.7(a) or (b) to add or replace a Cash Management Account Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, Borrowers and such prospective Cash Management Bank shall have executed and delivered to Agent a Cash Management Agreement. Borrowers shall close any of their Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Agent's reasonable judgment.

                  (c) The Cash Management Accounts shall be cash collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which Borrowers are hereby deemed to have granted a Lien to Agent.

                  (d) On or prior to the Closing Date, Canadian Guarantor shall
(i) establish and maintain one or more depository accounts, under the dominion and control of Agent pursuant to a lockbox agreement among Agent, Canadian Guarantor and the applicable Canadian financial institution described on
Schedule 2.7(d), in form and substance satisfactory to Agent, in respect of its Collections and (ii) instruct all of its Account Debtors to remit all such Collections to such depository accounts. Canadian Guarantor shall at all times deposit all Collections into such accounts that are received by it from any source promptly, and in any event no later than the first Business Day, after the date of receipt thereof.

                  (e) On or prior to the Closing Date, UK Guarantors shall (i) establish and maintain one or more depository accounts, under the dominion and control of Agent pursuant to a lockbox agreement among Agent, UK Guarantors and the applicable UK financial institution described on Schedule 2.7(e), in form and substance satisfactory to Agent, in respect of its Collections and (ii) instruct all of its Account Debtors to remit all such Collections to such depository accounts. UK Guarantors shall at all times deposit all Collections into such accounts that are received by it from any source promptly, and in any event no later than the first Business Day, after the date of receipt thereof.

                  (f) Agent will not exercise its control over Cash Management Accounts established by Canadian Guarantor and UK Guarantors until such time as an Event of Default has occurred and is continuing.

         2.8 CREDITING PAYMENTS; FLOAT CHARGE. The receipt of any payment item by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash

Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 2:00 p.m. (New York time). If any payment item is received into the Agent's Account on a non-Business Day or after 2:00 p.m. (New York time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. From and after the Closing Date, Agent shall be entitled to charge Borrowers for one (1) Business Day of 'clearance' or 'float' at the rate applicable to Base Rate Loans under Section 2.6 on all Collections that are received by Borrowers (regardless of whether forwarded by the Cash Management Banks to Agent). This across-the-board one Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of the financing of Borrowers and shall apply irrespective of whether or not there are any outstanding monetary Obligations; the effect of such clearance or float charge being the equivalent of charging one (1) Business Day of interest on such Collections. The parties acknowledge and agree that the economic benefit of the foregoing provisions of this Section 2.8 shall be for the exclusive benefit of Agent.

         2.9 DESIGNATED ACCOUNT. Agent is authorized to make the Advances and the Term Loan, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(d). Administrative Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Agent or the Lenders hereunder. So long as no Default or Event of Default has occurred and is continuing, Administrative Borrower may add or replace, the Designated Account Bank or the Designated Account on 30 days prior written notice to Agent; provided, however, that (i) such prospective Designated Account Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Designated Account with the prospective Designated Account Bank, and (ii) prior to the time of the opening of such Designated Account, Borrowers and such prospective Designated Account Bank shall have executed and delivered to Agent a Control Agreement. Unless otherwise agreed by Lender and Administrative Borrower, any Advance requested by Borrowers and made by Lender hereunder shall be made to the Designated Account. Unless otherwise agreed by Agent and Administrative Borrower, any Advance, Agent Advance, or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.

         2.10 MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF OBLIGATIONS. Agent shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with the Term Loan, all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for

Borrowers' account, the Letters of Credit issued by Issuing Lender for Borrowers' account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers' account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Administrative Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after receipt thereof by Administrative Borrower, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

         2.11 FEES. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Lenders in accordance with the terms of letter agreements between Agent and individual Lenders:

                  (a) UNUSED LINE FEE. On the first day of each month during the term of this Agreement, an unused line fee in the amount equal to .5% per annum times the result of (a) the Maximum Revolver Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,

                  (b) CLOSING FEE. On the Closing Date, a closing fee in the amount of $550,000, which closing fee shall be fully earned as of the date of entry of the Final Financing Order by the Bankruptcy Court,

                  (c) AUDIT, APPRAISAL, AND VALUATION CHARGES. For the separate account of Agent (or, in the case of clauses (ii) and (iii) below, Ableco), audit, appraisal, and valuation fees and charges as follows, (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of a Loan Party performed by personnel employed by Agent and the establishment of electronic collateral reporting systems, (ii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral performed by personnel employed by Agent, and (iii) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Loan Parties, to appraise the Collateral, or any portion thereof, or to assess a Loan Party's business valuation, and

                  (d) COLLATERAL MONITORING FEE. For the account of Agent, on the first day of each month for the immediately preceding month during the term of this Agreement, a collateral monitoring fee in the amount of $7,500 per month, which collateral monitoring fee shall be fully earned on the first day of each applicable month for which it is payable.

         2.12 LETTERS OF CREDIT

                  (a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Undertaking") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrowers. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Administrative Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking. If requested by the Issuing Lender, Borrowers also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall not issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                           (i) the Letter of Credit Usage would exceed the Borrowing Base less the then extant amount of outstanding Advances, or

                           (ii) the Letter of Credit Usage would exceed $5,000,000, or

                           (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the then extant amount of outstanding Advances.

                           Borrowers and the Lender Group acknowledge and agree
that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 2:00 p.m., New York time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 1:00 p.m., New York time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 2:00 p.m., New York time, on (i) the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 1:00 p.m., New York time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances that are Base Rate Loans under Section 2.6. To the extent an L/C

Disbursement is deemed to be an Advance hereunder, Borrowers' obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to
Section 2.12(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interest may appear.

                  (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.12(a), each Lender with a Revolver Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitment, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.12(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

                  (c) Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Each Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for such Borrower's account, even though this interpretation may be different from such Borrower's own, and each Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group.

                  (d) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

                  (e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Agent for the account of the Issuing Lender; it being acknowledged and agreed by each Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

                  (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                           (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                           (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

         2.13 LIBOR OPTION

                  (a) INTEREST AND INTEREST PAYMENT DATES. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option (the "LIBOR Option") to have interest on all or a portion of the Advances or Term Loan A be charged at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or Agent on behalf thereof elect to accelerate the maturity of all or any portion of the Obligations, or (iii) termination of this Agreement pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Administrative Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrowers no longer shall have the option to request that Advances or Term Loan A bear interest at the LIBOR Rate and Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

                  (b) LIBOR ELECTION.

                           (i) Administrative Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 2:00 p.m. (New York time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Administrative Borrower's election of the LIBOR Option for a permitted portion of the Advances or the Term Loan and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (New York time) on the same day). Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the Lenders having a Revolver Commitment.

                           (ii) Each LIBOR Notice shall be irrevocable and binding on Borrowers. In connection with each LIBOR Rate Loan, each Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense incurred by Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "Funding Losses"). Funding Losses shall, with respect to Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Agent or a Lender delivered to Administrative Borrower setting forth any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error.

                           (iii) Borrowers shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrowers only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

                  (c) PREPAYMENTS. Borrowers may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Collections in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with clause (b) above.

                  (d) Special Provisions Applicable to LIBOR Rate.

                           (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Administrative Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Administrative Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Administrative Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

                           (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Administrative Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrowers shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

                  (e) NO REQUIREMENT OF MATCHED FUNDING. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

         2.14 CAPITAL REQUIREMENTS. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), will have the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Administrative Borrower and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         2.15 JOINT AND SEVERAL LIABILITY OF BORROWERS.

                  (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

                  (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Person composing Borrowers without preferences or distinction among them.

                  (c) If and to the extent that any of Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Persons composing Borrowers will make such payment with respect to, or perform, such Obligation.

                  (d) The Obligations of each Person composing Borrowers under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Person composing Borrowers enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

                  (e) Except as otherwise expressly provided in this Agreement, each Person composing Borrowers hereby waives notice of acceptance of its joint and several liability, notice of any Advances or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Person composing Borrowers hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Person composing Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Person composing Borrowers. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Person composing Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Person composing Borrowers, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Person composing Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Person composing Borrowers under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Person composing Borrowers under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Person composing Borrowers or any Agent or Lender. The joint and several liability of the Persons composing Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Persons composing Borrowers or any Agent or Lender.

                  (f) Each Person composing Borrowers represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Person composing Borrowers further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Person composing Borrowers hereby covenants that such Borrower will continue to keep informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

                   (g) The provisions of this Section 2.15 are made for the benefit of the Agent, the Lenders and their respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Persons composing Borrowers as often as occasion therefor may arise and without requirement on the part of any such Agent, Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Persons composing Borrowers or to exhaust any remedies available to it or them against any of the other Persons composing Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Agent or Lender upon the insolvency, bankruptcy or reorganization of any of the Persons composing Borrowers, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made.

                  (h) Each of the Persons composing Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Persons composing Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

                  (i) Each of the Persons composing Borrowers hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Lender Group, and such Borrower shall deliver any such amounts to Agent for application to the Obligations in accordance with Section 2.4(b).

         2.16 DOLLAR DENOMINATION OF ADVANCES. All Advances shall be made and all Letters of Credit denominated in Dollars.

         2.17 FOREIGN ACCOUNTS. Agent may, in its discretion, discount the amount of any Accounts that are not payable in Dollars by an amount deemed appropriate in Agent's Permitted Discretion to account for currency exchange risks and such other factors affecting perfection, enforceability, collection, credit risk, or political risk or other risks as Agent may determine, or create or apply such reserves in respect of Accounts not payable in Dollars as Agent deems appropriate in its Permitted Discretion.

         2.18 INTEREST ACT (CANADA); CRIMINAL RATE OF INTEREST; NOMINAL RATE OF INTEREST. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, solely to the extent that a court of competent jurisdiction finally determines that the calculation or determination of interest payable by a Canadian Guarantor in respect of the Obligations pursuant to this Agreement and the other Loan Documents shall be governed by the laws of the province of Nova Scotia or the federal laws of Canada:

                  (a) Whenever interest payable by Canadian Guarantor is calculated on the basis of a period which is less than the actual number of days in a calendar year, each rate of interest determined pursuant to such calculation is, for the purposes of the Interest Act (Canada), equivalent to such a rate multiplied by the actual number of days in the calendar year in which such rate is to be ascertained and divided by the number of days used as the basis of such calculation.

                  (b) In no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code, R.S.C. 1985, c. C-46, as the same shall be amended, replaced or re-enacted from time to time) payable by Canadian Guarantor to Agent or any Lender under this Agreement or any other Loan Document exceed the effective annual rate of interest on the "credit advances" (as defined in that section) under this Agreement or such other Loan Document lawfully permitted under that section and, if any payment, collection or demand pursuant to this Agreement or any other Loan Document in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of Agent, Lenders and Canadian Guarantor and the amount of such payment or collection shall be refunded by Agent and Lenders to Canadian Guarantor. For the purposes of this Agreement and each other Loan Document to which Canadian Guarantor is a party, the effective annual rate of interest payable by Canadian Guarantor shall be determined in accordance with generally accepted actuarial practices and principles over the term of the loans on the basis of annual compounding for the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Agent of the account of Canadian Guarantor will be conclusive for the purpose of such determination in the absence of evidence to the contrary.

                  (c) All calculations of interest payable by Canadian Guarantor under this Agreement or any other Loan Document are to be made on the basis of the nominal interest rate described herein and not on the basis of effective yearly rates or on any other basis which gives effect to the principle of deemed reinvestment of interest. The parties acknowledge that there is a material difference between the stated nominal interest rates and the effective yearly rates of interest and that they are capable of making the calculations required to determine such effective yearly rates of interest.

         2.19 CURRENCY; JUDGMENT. This is an international financial transaction in which the specification of a currency and payment in New York, New York is of the essence.

Dollars shall be the currency of account in the case of all payments pursuant to or arising under this Agreement or under any other Loan Document, and all such payments shall be made to Agent's Account in New York, New York in immediately available funds. To the fullest extent permitted by applicable law, the obligations of each Borrower to the Lender Group under this Agreement and under the other Loan Documents shall not be discharged by any amount paid in any other currency or in a place other than to Agent's Account in New York, New York to the extent that the amount so paid after conversion under this Agreement and transfer to New York, New York does not yield the amount of Dollars in New York, New York due under this Agreement and under the other Loan Documents. If, for the purposes of obtaining judgement in any court, if it is necessary to convert a sum due hereunder in Dollars into another currency (the "Other Currency"), to the fullest extent permitted by applicable law, the rate of exchange shall be that at which the Other Currency on the business day preceding that on which final judgement is given. The obligation of each Borrower in respect of any such sum due from it to the Lender Group hereunder shall, notwithstanding any judgement in such Other Currency, be discharged only to the extent that, on the business day immediately following the date on which Agent receives any sum adjudged to be so due in the Other Currency, Agent may, in accordance with normal banking procedures, purchase Dollars with the Other Currency. If the Dollars so purchased are less that the sum originally due to the Lender Group in Dollars, each Borrower agrees, as a separate obligation and notwithstanding any such judgement, to indemnify the Lender Group against such loss, and if the Dollars so purchased exceed the sum originally due to the Lender Group in Dollars, the Lender Group agrees to remit to Borrowers such excess.

         2.20 REGISTERED NOTES. Administrative Borrower agrees to record each Term Loan and each Advance on the Register referred to in Section 14.1(h). Each Term Loan and each Advance recorded on the Register (the "Registered Loan") may not be evidenced by promissory notes other than Registered Notes (as defined below). Upon the registration of each Term Loan or each Advance, each Borrower agrees, at the request of any Lender, to execute and deliver to such Lender a promissory note, in conformity with the terms of this Agreement, in registered form to evidence such Registered Loan, in form and substance reasonably satisfactory to such Lender, and registered as provided in Section 14.1(h) (a "Registered Note"), payable to the order of such Lender and otherwise duly completed, provided that any Registered Note issued to evidence Advances shall be issued in the principal amount of the applicable Lender's Revolver Commitment. Once recorded on the Register, each Term Loan and each Advance may not be removed from the Register so long as it or they remain outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

3. CONDITIONS; TERM OF AGREEMENT.

         3.1 CONDITIONS PRECEDENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of the Lender Group (or any member thereof) to make the initial Advance (or otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction of Agent, of each of the conditions precedent set forth below:

                  (a) the Closing Date shall occur on or before June 30, 2003;

                  (b) Agent shall have received all financing statements required by Agent, duly authorized by the applicable Loan Parties, and Agent shall have received confirmation of the filing of all such financing statements;

                  (c) Lenders shall have received each of the following documents, in form and substance satisfactory to Lenders, duly executed, and each such document shall be in full force and effect:

                           (i)      the Cash Management Agreements,

                           (ii)     the Control Agreements,

                           (iii)    the Copyright Security Agreement,

                           (iv)     the Disbursement Letter,

                           (v)      the Due Diligence Letter,

                           (vi)     the Expenses Letter,

                           (vii)    the Guaranties,

                           (viii) general security agreements securing the obligations of the Guarantors to the Agent and the Lender Group in form and substance satisfactory to Agent,

                           (ix)     the Mortgages,

                           (x)      the Officers' Certificate,

                           (xi)     the Patent Security Agreement,

                           (xii) the Pay-Off Letter, together with UCC and PPSA termination statements and other documentation evidencing the termination by Existing Lenders of their Liens in and to the properties and assets of the Loan Parties, and

                           (xiii) the Stock Pledge Agreement, together with all certificates representing the shares of Stock pledged thereunder, as well as Stock powers with respect thereto endorsed in blank,

                           (xiv)    the Trademark Security Agreement,

                           (xv)     the Intercompany Subordination Agreement,

                           (xvi) the inter-lender agreement between Foothill and Ableco,

                           (xvii) Collateral Assignments of the Hellman Note and the Ruud Notes, together with the originals of such Hellman Note and Ruud Notes,

                           (xviii)  Collateral Assignments of the notes
                  evidencing the Canadian Intercompany Loan and the UK Intercompany Loan, and

                           (xix) the original key man life insurance policy and Absolute Assignment of the key man life insurance described in Section 6.8(d).

                  (d) No trustee, examiner, receiver or the like shall have been appointed or designated with respect to any Borrower or its businesses, properties or assets, including, without limitation the Collateral and any other property which is security for the Obligations;

                  (e) The Bankruptcy Court shall have entered in the Chapter 11 Cases the Final Financing Order, in form and substance satisfactory to Lender Group and their counsel, (i) authorizing the execution and performance of the Loan Documents, (ii) granting to Agent, for the benefit of the Lenders, security interests and Liens and the super-priority administrative expense claims status,
(iii) modifying the automatic stay and (iv) containing such other terms and provisions as shall be required by Lenders and by their counsel, and no appeal or contest with respect to same shall be pending which seeks to (x) reverse, amend or modify the priority of the post-petition liens and security interests and super-priority administrative claim status granted in favor of Agent and Lenders, (y) except for Permitted Liens or as set forth in the Final Financing Order, grant or permit the grant of a Lien on any of the Collateral, or (iii) challenge the good faith finding, and/or restrictions granted pursuant to
Section 364(e) in the Bankruptcy Code;

                  (f) Agent shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party's board of directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Loan Party is a party and authorizing specific officers of such Loan Party to execute the same and (ii) certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which such Loan Party is a party;

                  (g) Agent shall have received copies of each Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Borrower;

                  (h) Agent shall have received a certificate of status with respect to each Borrower dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Borrower, which certificate shall indicate that such Borrower is in good standing in such jurisdiction;

                  (i) Agent shall have received certificates of status with respect to each Borrower, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Borrower) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

                  (j) Agent shall have received a certificate from the Secretary of each Guarantor (i) attesting to the resolutions of such Guarantor's Board of Directors authorizing its execution, delivery, and performance of the Loan Documents to which such Guarantor is a party and authorizing specific officers of such Guarantor to execute the same and (ii) certifying the names and true signatures of the officers of such Guarantor authorized to sign each Loan Document to which such Guarantor is a party;

                  (k) Agent shall have received copies of each Guarantor's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Guarantor;

                  (l) Agent shall have received a certificate of status with respect to each Guarantor, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Guarantor, which certificate shall indicate that such Guarantor is in good standing in such jurisdiction;

                  (m) Agent shall have received certificates of status with respect to each Guarantor, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Guarantor) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Guarantor is in good standing in such jurisdictions;

                  (n) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent;

                  (o) Agent shall have received Collateral Access Agreements with respect to all locations leased by any Loan Party or owned by any third party and at which Collateral is located as identified on Schedule 5.5;

                  (p) Agent shall have received opinions of Borrowers' and Guarantors' counsel in form and substance satisfactory to Lenders, which opinion shall include an opinion regarding the validity and enforceability of Lenders' application of Guarantor Collateral located in Canada and UK to the Obligations;

                  (q) Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Parent) that all tax returns required to be filed by Loan Parties have been timely filed and all taxes upon Loan Parties or their properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of Permitted Protests;

                  (r) Borrowers shall have the Required Availability after giving effect to the initial extensions of credit hereunder;

                  (s) Lenders shall have completed their business, legal, and collateral due diligence, including (i) a collateral audit and review of Borrowers' books and records and verification of Borrowers' representations and warranties to the Lender Group, the results of which shall be satisfactory to Lenders, (ii) an inspection of each of the locations where Eligible Inventory is located, the results of which shall be satisfactory to Agent, (iii) satisfactory review of perfection and tax lien issues in Canada and the United Kingdom, and (iv) a satisfactory takeover audit of such matters as Agent shall deem appropriate in its sole discretion, including, without limitation, a testing of all eligible Collateral located in the United Kingdom, a review of taxes payable by Borrowers and DSI (including excise taxes), insurance, rents, inventory reconciliations, transfer pricing and contra account activity, and the structure and documentation of the indebtedness owing by DSI to Parent;

                  (t) Lenders shall have received completed reference checks with respect to Borrowers' senior management, the results of which are satisfactory to Lenders in their sole discretion;

                  (u) Lenders shall have received an appraisal of the Net Liquidation Percentage applicable to Borrowers', DSI's and Canadian Guarantor's Eligible Inventory and an appraisal of Loan Parties' Equipment, the results of which shall be satisfactory to Lenders;

                  (v) Lenders shall have received the Closing Date Business Plan and the Budget;

                  (w) The capitalization and capital structure of Borrowers and the subsidiaries of Borrowers shall in all respects be satisfactory to Lenders;

                  (x) The existing and projected liquidity of Borrowers and their ability to fund ongoing working capital, the cash management structure, flow of funds and other cash requirements shall be satisfactory to Lenders;

                  (y) After giving effect to the initial loans under this Agreement, the Prior DIP Facility shall be fully repaid in cash and terminated and the obligations of Canadian Guarantor to the Prior Lenders and UK Guarantors to the Prior Lenders shall be fully repaid in cash and terminated;

                  (z) Lenders shall have received a field audit examination, which shall be dated no earlier than sixty (60) days prior to the Closing Date, the results of which shall be satisfactory to Lenders in all respects, including, without limitation, Lenders' determination that nothing contained in such field audit examination has then resulted in, or could reasonably be expected to result in, a Material Adverse Change;

                           (aa) No Material Adverse Change shall have occurred
in Borrowers' or DSI's business, assets, financial condition, performance or prospects, in the value of the Collateral, in the ability of Borrowers or DSI to operate in accordance with the projections for the period after the Closing Date most recently delivered to Agent prior to the Closing Date, or in the ability of Borrowers or DSI to comply with the financial covenants set forth in Section 7.20;

                           (ab) Lenders shall have received an enterprise value
report with respect to Borrowers, performed by Deloitte and Touche, LLP, the results of which must be satisfactory to the Lenders,

                           (ac) Lenders shall have received and reviewed
Borrowers' Material Contracts, the results of which shall be satisfactory to Lenders in their sole discretion;

                           (ad) Lenders shall have reviewed Borrowers' affiliate
and inter-company transactions, the results of which review shall be satisfactory to Lenders in their sole discretion;

                           (ae) Lenders shall have received UCC, PPSA, tax lien
(or, for all applicable Canadian jurisdictions, receipt of duly executed consent form(s) authorizing the Lenders as their Agents to conduct searches), and litigation searches for all domestic jurisdictions (and the non-domestic equivalents of such searches) in which Borrowers and Guarantors and Collateral may be located, the results of which searches shall be satisfactory to Lenders in their sole discretion;

                           (af) Borrowers shall pay all Lender Group Expenses
incurred in connection with the transactions evidenced by this Agreement;

                           (ag) Borrowers shall have received all licenses,
approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrowers of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby;

                           (ah) Lenders shall have received evidence
satisfactory to Lenders that the Borrowers' and DSI's relationships with their respective critical vendors and customers are maintained in a satisfactory manner and consistent with Borrowers' and DSI's representations to Lenders;

                           (ai) Agent shall have received mortgagee title
insurance policies (or marked commitments to issue the same) for the Real Property Collateral issued by a title insurance company satisfactory to Agent (each a "Mortgage Policy" and, collectively, the "Mortgage Policies") in amounts satisfactory to Agent assuring Agent that the Mortgages on such Real Property Collateral are valid and enforceable first priority mortgage Liens on such Real Property Collateral free and clear of all defects and encumbrances except Permitted Liens, and the Mortgage Policies otherwise shall be in form and substance satisfactory to Lenders; and

                           (aj) all other documents and legal matters in
connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

         3.2 CONDITIONS SUBSEQUENT TO THE INITIAL EXTENSION OF CREDIT. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

                  (a) within 30 days of the Closing Date, deliver to Agent certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent and its counsel; and

                  (b) on or before October 20, 2003, Borrowers shall have had a Plan of Reorganization acceptable to Lender Group in its Permitted Discretion confirmed by the Bankruptcy Court which shall, among other things, provide for the payment and satisfaction in full in cash of the Obligations.

         3.3 CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT. The obligation of the Lender Group (or any member thereof) to make any Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

                  (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

                  (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Loan Party, Agent, any Lender, or any of their Affiliates;

                  (d) the amount of the Revolver Usage, after giving effect to the requested Advance, shall not exceed Availability, and

                  (e) no Material Adverse Change shall have occurred.

         3.4 TERM. This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, and the Lenders and shall continue in full force and effect for a term ending on the earliest of (a) the effective date of confirmation by the Bankruptcy Court of Borrowers' plan of reorganization in the Chapter 11 Cases, (b) October 31, 2003 (the "Maturity Date"), (c) at Lenders' option the conversion of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, (d) at Lenders' option, the Loan Parties ceasing or discontinuing their ordinary business operations, and (e) at Lenders' option, the appointment of a trustee or an examiner with expanded powers under the Bankruptcy Code. The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate their obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

         3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to any outstanding Letters of Credit and including all Bank Products Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations). No termination of this Agreement, however, shall relieve or discharge Borrowers of their duties, Obligations, or covenants hereunder and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers' sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

         3.6 EARLY TERMINATION BY BORROWERS. Borrowers have the option, at any time upon 15 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full. If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrowers shall be obligated to repay the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full on the date set forth as the date of termination of this Agreement in such notice.

4. CREATION OF SECURITY INTEREST.

         4.1 GRANT OF SECURITY INTEREST. Each Borrower hereby grants to Agent, for the benefit of the Lender Group and pursuant to the Final Financing Order and Section 364(c)(2) and (c)(3) of the Bankruptcy Code, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrowers of each of their covenants and duties under the Loan Documents, in each case subject only to the Professional Fee Carve-Out and Permitted Liens. The Agent's Liens in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Agent or Borrowers. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrowers have no authority, express or implied, to dispose of any item or portion of the Collateral.

         4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Agent's security interest is dependent on or enhanced by possession, the applicable Borrower, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

         4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of Borrowers that the Accounts, chattel paper, or General Intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Each Borrower agrees that it will hold in trust for the Lender Group, as the Lender Group's trustee, any Collections that it receives and immediately will deliver said Collections to Agent or a Cash Management Bank in their original form as received by the applicable Loan Party.

         4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Agent, Borrowers shall authorize and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to perfect and continue perfected or better perfect the Agent's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Agent in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Borrower authorizes Agent to execute any such Additional Documents in the applicable Borrower's name and authorize Agent to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Agent shall require, Borrowers shall (a) provide Agent with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Borrowers during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by Borrowers that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Borrowers' ownership thereof, and (c) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

         4.5 POWER OF ATTORNEY. Each Borrower hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Borrower's true and lawful attorney, with power to (a) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Borrower's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Borrower's name on any Collection item that may come into the Lender Group's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group's obligations to extend credit hereunder are terminated.

         4.6 RIGHT TO INSPECT. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify Loan Parties' and Foreign Subsidiaries' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

         4.7 CONTROL AGREEMENTS. Each Loan Party agrees that it will not transfer assets out of any Securities Accounts other than as permitted under
Section 7.19 and, if to another securities intermediary, unless each of the applicable Borrower, Agent, and the substitute securities intermediary have entered into a Control Agreement. Loan Parties hereby agree to take any and all actions that Agent requests in order for Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106 and 9-107 of the Code with respect to any Securities Account, DDA's, chattel paper, Investment Property and letter-of-credit rights. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property or any DDA, electronic chattel paper or letter-of-credit rights shall be modified by Borrowers without the prior written consent of Agent. Upon the occurrence and during the continuance of a Default or Event of Default, Agent may notify any securities intermediary or depository to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent's Account.

         4.8 ADMINISTRATIVE PRIORITY. Borrowers hereby agree that the Obligations shall constitute allowed administrative expenses in the Chapter 11 Cases having priority over all administrative expenses of and unsecured claims against Borrowers now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to the Professional Fee Carve-Out having priority over any Obligations to the extent set forth in the Final Financing Order.

         4.9 NO FILINGS REQUIRED. The Liens and security interests granted by Borrowers to Agent herein and the administrative priority provided herein shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by Borrowers (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Chapter 11 Cases, or by any other act or omission whatsoever.

5. REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

         5.1 NO ENCUMBRANCES. Each Loan Party has good and indefeasible title to its Collateral and its Real Property, free and clear of Liens except for Permitted Liens.

         5.2 ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing payment obligations of Account Debtors created by the sale and delivery of Inventory or the rendition of services to such Account Debtors in the ordinary course of Borrowers' business, owed to Borrowers without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. As to each Account that is identified by Administrative Borrower as an Eligible Account in a borrowing base report submitted to Agent, such Account is not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts.

         5.3 ELIGIBLE INVENTORY. All Eligible Inventory is of good and merchantable quality, free from defects. As to each item of Inventory that is identified by Administrative Borrower as Eligible Inventory in a borrowing base report submitted to Agent, such inventory is not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Inventory.

         5.4 EQUIPMENT. All of the Equipment of Loan Parties is used or held for use in each such party's business and is fit for such purposes.

         5.5 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment of Loan Parties are not stored with a bailee, warehouseman, or similar party, except as set forth on Schedule 5.5 and are located only at the locations identified on Schedule 5.5.

         5.6 INVENTORY RECORDS. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

         5.7 LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of each Loan Party is located at the address indicated in Schedule 5.7, and each Loan Party's FEIN is identified in Schedule 5.7.

         5.8 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES

                  (a) Each Loan Party is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state or province where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

                  (b) Set forth on Schedule 5.8(b), is a complete and accurate description of the authorized capital Stock of each Loan Party and each Subsidiary of each Loan Party, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of each Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

                  (c) Set forth on Schedule 5.8(c), is a complete and accurate list of each Loan Party's direct and indirect Subsidiaries, showing: (A) the jurisdiction of their organization; (B) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (C) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the applicable Loan Party. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

                  (d) Set forth on Schedule 5.8(c) is a complete and accurate list of each Loan Party's direct and indirect Investments in Persons other than Subsidiaries.

                  (e) Except as set forth on Schedule 5.8(c), there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party or any of its respective Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Loan Party's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

         5.9 DUE AUTHORIZATION; NO CONFLICT.

                  (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Borrower.

                  (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) subject to the entry of the Final Financing Order by the Bankruptcy Court violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower other than defaults arising solely as a result of the commencement of the Chapter 11 Cases, the effect of which contravention will not be subject to Section 362 of the Bankruptcy Code, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's interestholders or any approval or consent of any Person under any material contractual obligation of any Borrower.

                  (c) Other than the filing of financing statements, fixture filings, and Mortgages and the entry of the Final Financing Order, the execution, delivery, and performance by each Borrower of this Agreement and the Loan Documents to which such Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                  (d) As to each Borrower, this Agreement and the other Loan Documents to which such Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower and upon the entry of the Final Financing Order will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                  (e) Upon entry of the Final Financing Order, as applicable, the provisions of the Loan Documents executed by the Borrowers are sufficient to create valid Liens in favor of Agent on behalf of the Lenders which, pursuant to
Section 364 of the Bankruptcy Code and the Orders, will be perfected and first priority Liens, subject only to the Permitted Liens.

                  (f) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Guarantor.

                  (g) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, provincial or local law or regulation applicable to Guarantor, the Governing Documents of

Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Guarantor, other than Permitted Liens, or (iv) require any approval of Guarantor's interestholders or any approval or consent of any Person under any material contractual obligation of Guarantor.

                  (h) The execution, delivery, and performance by each Guarantor of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                  (i) The Loan Documents to which each Guarantor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Guarantor will be legally valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

         5.10 LITIGATION. Other than those matters disclosed on Schedule 5.10, there are no actions, suits, or proceedings pending or, to the best knowledge of Borrowers, threatened against any Loan Party, or any of their Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date that, in Lenders' Permitted Discretion, reasonably could not be expected to result in a Material Adverse Change.

         5.11 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Loan Parties and their Subsidiaries that have been delivered by any such Loan Parties to the Lender Group have been prepared in accordance with GAAP (except as otherwise permitted in Section 5.19, and in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, such Loan Parties' and their Subsidiaries' financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change since the Petition Date.

         5.12 FRAUDULENT TRANSFER. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Loan Parties.

         5.13 NON-OPERATING BORROWERS. No Non-operating Borrower other than as set forth in Schedule 5.13 has or will have ongoing business operations (other than minimal activity required to maintain its corporate existence and standing) or owns or will own Collateral in excess of (a) $25,000 individually for each Non-operating Borrower and (b) $100,000 in the aggregate for all Non-operating Borrowers, or will receive any proceeds of Advances or Term Loans hereunder or apply for any Letter of Credit hereunder.

         5.14 ENVIRONMENTAL CONDITION. Except as set forth on Schedule 5.14, (a) to Loan Parties' knowledge, none of the Loan Parties' or ADLT Realty's properties or assets has ever been used by the Loan Parties or ADLT Realty or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to Loan Parties' knowledge, none of Loan Parties' or ADLT Realty's properties or assets has ever been designated or identified in any manner pursuant to any Environmental Law statute as a Hazardous Materials disposal site, (c) none of Loan Parties or ADLT Realty have received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Loan Parties or ADLT Realty, and (d) none of Loan Parties or ADLT Realty have received a summons, citation, order, notice, notice of Environmental Action or directive from the Environmental Protection Agency or any other Governmental Authority concerning any action or omission by any Loan Party or ADLT Realty resulting in the releasing or disposing of Hazardous Materials into the environment, provided that receipt of a notice of an Environmental Action shall not violate the representation set forth in this clause (d) or otherwise be or be deemed an Event of Default unless such Environmental Action ripens into a violation of Environmental Law or otherwise violates a provision of this Section 5.14.

         5.15 BROKERAGE FEES. Loan Parties have not utilized the services of any broker or finder in connection with Loan Parties' obtaining financing from the Lender Group under this Agreement and no brokerage commission or finders fee is payable by Loan Parties in connection herewith.

         5.16 INTELLECTUAL PROPERTY. Each Loan Party owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.16 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Loan Party is the owner or is an exclusive licensee.

         5.17 LEASES. Loan Parties enjoy peaceful and undisturbed possession under all leases material to the business of Loan Parties and to which Loan Parties are a party or under which Loan Parties are operating. All of such leases are valid and subsisting and no material default by Loan Parties exists under any of them, other than material defaults that are properly challenged pursuant to a Permitted Protest or otherwise permitted to exist under this Agreement.

         5.18 DDAs. Set forth on Schedule 5.18 are all of the DDAs of each Loan Party, including, with respect to each depository (i) the name and address of that depository, and (ii) the account numbers of the accounts maintained with such depository.

         5.19 COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of Loan Parties in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Loan Parties in writing to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. Loan Parties have furnished to Lenders the audited Financial Statements previously delivered for the year ended June 30, 2002, unaudited financial statements for the quarter ended March 31, 2003, which financial statements have been prepared in accordance with GAAP (subject to normal year end adjustments) consistently applied throughout the period involved, and the monthly financial statements for each month of fiscal year 2003 through May 31, 2003, which financial statements are in the form customarily prepared by Parent for internal review by senior management. On the Closing Date, the Projections delivered as of such date represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Loan Parties' good faith best estimate of its future performance for the periods covered thereby.

         5.20 INDEBTEDNESS. Set forth on Schedule 5.20 is a true and complete list of all Indebtedness of each Loan Party outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

         5.21 APPOINTMENT OF TRUSTEE OR EXAMINER; LIQUIDATION. No order has been entered in the Chapter 11 Cases (i) for the appointment of a chapter 11 trustee,
(i) for the appointment of an examiner with enlarged powers (beyond those set forth in Sections 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code or (iii) to convert the Chapter 11 Cases to a chapter 7 case or to dismiss the Chapter 11 Cases.

         5.22 INTERRELATED ENTITIES. Parent is the direct and beneficial owner or indirect owner and holder of all of the issued and outstanding Stock of the other Borrowers and Guarantors. Parent and the other Borrowers and Guarantors make up a related organization of various entities constituting a single economic and business enterprise so that Borrowers and Guarantors share economic interests such that benefits received by any one of them benefits the others. Certain of Borrowers and Guarantors render services to or for the benefit of other Borrowers and Guarantors, purchase or sell and supply goods to or from or for the benefit of the others, make loans, advances and provide other financial accommodations to or for the benefit of the other Borrowers and Guarantors (including, inter alia, the guarantees by Borrowers and Guarantors of Indebtedness of the other Borrowers and Guarantors) and provide administrative, marketing, payroll and management services to or for the benefit of the other Borrowers and Guarantors. Borrowers and Guarantors have centralized accounting and legal service and certain common officers and directors.

         5.23 TAXES. Except as set forth on Schedule 5.23, Borrowers and DSI have paid all assessments and taxes arising prior to the commencement of the Chapter 11 Cases (including, without limitation, all ad valorem, sales, use and excise taxes) that are due and payable by such Borrower and DSI prior to such commencement before delinquency or the expiration of any extension period, except to the extent that the validity of such assessment or tax is the subject of a Permitted Protest. Borrowers and DSI have paid all assessments and taxes arising on and after the commencement of the Chapter 11 Cases (including, without limitation, all ad valorem, sales and excise taxes) that are due and payable by such Borrowers and DSI before delinquency or the expiration of any extension period, except to the extent that the validity of such assessment or tax is the subject of a Permitted Protest.

         5.24 FINANCING ORDER. The Final Financing Order has been duly entered, is valid, subsisting and continuing and (unless consented to by Lenders) has not been vacated, modified, reversed on appeal, or vacated or modified by any Bankruptcy Judge or District Court Judge and is not subject to any pending stay.

         5.25 SUPER-PRIORITY LIEN AND ADMINISTRATIVE EXPENSE. All Obligations of Borrowers to Agent and Lenders incurred during the pendency of the Chapter 11 Cases or thereafter are and (a) shall be secured by a first and prior Lien in favor of Agent on behalf of Lenders upon the Collateral, (other than Liens set forth on Schedule P-1 with respect thereto which are senior to Agent's Lien therein and the Professional Fee Carve-Out) pursuant to the Final Financing Order, including, without limitation, a Lien in favor of Agent on (i) all property of the estate of each Borrower that is not otherwise subject to a Lien of any other Person pursuant to Section 364(c)(2) of the Bankruptcy Code, and
(ii) all property of the estate of each Borrower that is subject to a prior Lien of any other Person, and (b) shall constitute claims entitled to super-priority under Section 364(c)(1) of the Bankruptcy Code, subject to the Professional Fee Carve-Out, all as more fully set forth in the Final Financing Order.

         5.26 MATERIAL CONTRACTS. As of the Closing Date, except as set forth on
Schedule 5.26, all of the Material Contracts are in full force and effect and no material defaults currently exist thereunder by any Loan Party that is a party thereto (other than defaults that need not be cured under Section 365(b)(2) of the Bankruptcy Code and as otherwise permitted under Title 11 of the Bankruptcy
Code) or, to the knowledge of Loan Parties, any other party thereto.

         5.27 ADLT REALTY. ADLT Realty does not have, and will at no time have, any material operating, intellectual property or personal property assets. ADLT Realty's only assets constitute owned real property.

         5.28 EMPLOYEE BENEFITS.

                  (a) Except as set forth in Schedule 5.28(b-1), Canadian Guarantor does not have, nor is Canadian Guarantor subject to, any present or future obligation or liability under, any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan or policy, employee group insurance plan, program policy or practice, formal or informal, with respect to its employees. Except as set forth in Schedule 5.28 (b-2), the Loan Parties other than Canadian Guarantor do not have any liability under any Benefit Plan.

                  (b) Schedule 5.28 (b-1) lists all the employee benefit, health, welfare, supplemental unemployment benefit, bonus, pension, profit sharing, deferred compensation, stock compensation, stock purchase, retirement, hospitalization insurance, medical, dental, legal, disability and similar plans or arrangements or practices relating to the employees or former employees of each Loan Party which are currently maintained or were maintained at any time in the last five calendar years (the "Canadian Employee Plans"). Schedule 5.28 (B-2) lists all Benefit Plans of the Loan Parties other than Canadian Guarantor.

                  (c) All of the Canadian Employee Plans are and have been established, registered, qualified, invested and administered in all respects in accordance with all Laws applicable to the Canadian Employee Plans. No fact or circumstance exists that could adversely affect the tax-exempt status of a Canadian Employee Plan. Each Benefit Plan is in compliance in all material respects with the applicable provisions of ERISA, the IRC and other Federal or State law. Each Benefit Plan which is intended to qualify under Section 401(a) of the IRC has received a favorable determination letter from the IRS and to the best of each Loan Party's knowledge, nothing has occurred which would cause the loss off such qualification.

                  (d) All obligations regarding the Canadian Employee Plans have been satisfied, there are no outstanding defaults or violations by any part to any Canadian Employee Plan and no taxes, penalties or fees are owing or eligible under any of the Canadian Employee Plans. There are no pending, or to the best of any Loan Party's knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Benefit Plan. There has been no non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Benefit Plan which could be reasonably expected to subject the Loan Parties to any material liability.

                  (e) No amendments have been made to any Canadian Employee Plan and no improvements to any Canadian Employee Plan have been promised and no amendments or improvements to an Canadian Employee Plan will be made or promised by any Canadian Guarantor before the Closing Date.

                  (f) Canadian Guarantor has furnished to the Lenders true, correct and complete copies of all the Canadian Employee Plans as amended as of the date hereof together with all related documentation including funding agreements, actuarial reports, funding and financial information returns and statements, all professional opinions (whether or not internally prepared) with respect to each Canadian Employee Plan, all material internal memoranda concerning the Employee Plans, copies of material correspondence with all regulatory authorities with respect to each Canadian Employee Plan and plan summaries, booklets and personnel manuals. No material changes have occurred to the Canadian Employee Plans or are expected to occur which would affect the actuarial reports or financial statements required to be provided to the Lenders pursuant to this Section 5.28.

                  (g) Each Loan Party other than Canadian Guarantor has furnished to the Lenders true, correct and complete copies of all the Benefit Plans subject to ERISA as amended as of the date hereof and such other documentation and information with respect to such Benefit Plans as Lenders may request from time to time.

                  (h) Each Canadian Employee Plan is fully funded or fully insured on both an ongoing and solvency basis pursuant to the actuarial assumptions and methodology set out in Schedule 5.28(b-1). Each Loan Party other than Canadian Guarantor has made all required contributions to any Benefit Plan subject to Section 412 of the IRC, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the IRC has been made with respect to any Benefit Plan.

                  (i) Except as disclosed in Schedule 5.28(b-1), none of the Canadian Employee Plans or Benefit Plans provides benefits to retired employees or to the beneficiaries or dependents of retired employees.

         5.29 PAYMENTS TO EMPLOYEES AND OTHERS. Canadian Guarantor has paid or accrued as a liability on the books of such Canadian Guarantor, all material payments due from any Canadian Guarantor to any employee, independent contractor, Person or Governmental Authority on account of workers' compensation, wages or other compensation and, as applicable, employee health and welfare insurance and other benefits.

         5.30 WITHHOLDINGS AND REMITTANCES. Canadian Guarantor has withheld from each payment made to any of its present or former employees, officers and directors, and to all persons who are non-residents of Canada for the purposes of the Canadian Income Tax Act all amounts required by Law to be withheld, including without limitation all payroll deductions required to be withheld, and furthermore, has remitted such withheld amounts within the prescribed periods to the appropriate Governmental Authority. Canadian Guarantor has remitted all Canadian Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes and other taxes payable by it in respect of its employees and has remitted such amounts to the proper Governmental Authority within the time required under the applicable.

6. AFFIRMATIVE COVENANTS.

                  Each Loan Party covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than contingent, unliquidated indemnification Obligations), and the termination of this Agreement, Loan Parties shall and shall cause each of their respective Subsidiaries to do all of the following:

         6.1 ACCOUNTING SYSTEM. Maintain a system of accounting that enables Loan Parties to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent. Loan Parties also shall keep an inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

         6.2 COLLATERAL REPORTING. Provide Agent, (with copies for each Lender) with the following documents at the following times in form satisfactory to
Lenders:

Weekly (a) a consolidating roll forward of Accounts aging from the prior week with supporting documentation as requested by Agent,

                  (b) detailed aging, by total, of the Accounts, it being acknowledged that such report shall be delivered electronically,

                  (c) notice of all returns, disputes or claims in excess of $50,000 individually or $100,000 in the aggregate,

                  (d) Inventory reports specifying each Loan Party's cost of its Inventory, by category, it being acknowledged that such reports shall be delivered electronically,

                  (e) a Borrowing Base certificate signed by Parent's Chief Financial Officer confirming the calculation of the then applicable Borrowing Base as computed electronically by Agent,

                  (f) a Budget to actual analysis of cash receipts, cash disbursements and sales,

                  (g) a Compliance Certificate, and

                  (h) a detailed aging, by vendor, of each Loan Party's accounts payable (including any intercompany accounts payable), it being acknowledged that such report shall be delivered electronically.

Monthly (not      (i) a consolidating roll forward of Accounts aging from the
later than the    prior month with supporting documentation, including a
15th Business     separate sales journal for each reporting entity, and a
Day of each       collection journal and credit register since the last such
month except as   schedule,
noted)
                  (j) a detailed calculation of the Borrowing Base (including detail regarding those Accounts that are not Eligible Accounts and Inventory that is not Eligible Inventory),

                  (k) a monthly detailed aging, by total, of the Accounts, it being acknowledged that such report shall be delivered electronically,

                  (l) a monthly reconciliation of actual Accounts to the Accounts reported on Parent's consolidated financial statements, it being acknowledged that such reconciliation shall be delivered with the statements required under Section 6.3(a),

                  (m) Month-end final Inventory reports and a reconciliation of actual month-end final Inventory reports to the Inventory reported on Parent's consolidated financial statements, it being acknowledged that such reconciliation shall be delivered with the statements required under

                  Section 6.3(a),

                  (n) Month-end payable reports and a reconciliation of actual payables to the payables reported on Parent's consolidated financial statements, it being acknowledged that such reconciliation shall be delivered with the statements required under Section 6.3(a),

                  (o) copies of tax receipts evidencing the payment of Taxes by Canadian Guarantor and UK Guarantors and satisfactory tax reporting, including payroll, real estate and excise taxes,

                  (p) a report of cash balances of UK Guarantors, Canadian Guarantor and the Foreign Subsidiaries,

                  (q) monthly professional fee statements and U.S. Trustee operating reports when and as provided to the U.S. Trustee, and

                  (r) monthly cash flow statements (prepared by week) analyzing actual cash flow vs. projected cash flow in the Budget, together with a narrative explanation of material variances.

Quarterly         (s) a detailed listing of each Loan Party's customers,
                  including the address, telephone numbers and contact personnel, and

                  (t) a report regarding each Loan Party's accrued, but unpaid, ad valorem taxes,

Upon request by   (u) copies of invoices in connection with the Accounts, credit
any Lender        memos, remittance advices, deposit slips, shipping and
                  delivery documents in connection with the Accounts and, for Inventory and Equipment acquired by Borrowers, Canadian
                  Guarantor and DSI purchase orders and invoices, and

                  (v) such other reports as to the Collateral, or the financial condition of Borrowers or Guarantors as any Lender may request.

                  Borrowers shall promptly give or cause to be given or served on Agent and Lenders and their counsel copies of all pleadings, motions, applications, financial information and other documents and papers filed by Borrowers in the Chapter 11 Cases. Promptly after the sending thereof, Borrowers shall give Agent and Lenders copies of all written responses given by Borrowers to any official or unofficial creditors' committee in the Chapter 11 Cases. In addition, each Borrower agrees to cooperate fully with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

         6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Deliver to Agent, with copies to each Lender:

                  (a) as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of a fiscal quarter in a fiscal year) after the end of each month during each of Parent's fiscal years,

                           (i)      a company prepared consolidated and
                  consolidating balance sheet, income statement, and statement of cash flow covering Parent's and its Subsidiaries' operations during such period, which financial statements shall, among other things, detail all adjustments to EBITDA,

                           (ii) a certificate signed by the chief financial officer of Parent to the effect that:

                                    A. the financial statements delivered
                           hereunder have been prepared in accordance with GAAP (except as permitted in Section 5.19 and except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries,

                                    B. the representations and warranties of the
                           Loan Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

                                    C. there does not exist any condition or
                           event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrowers have taken, are taking, or propose to take with respect thereto), and

                           (iii) for each month that is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.20,

                  (b) as soon as available, but in any event within 90 days after the end of each of Parent's fiscal years,

                           (i) financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

                           (ii) a certificate of such accountants addressed to Agent and the Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.20,

                  (c) as soon as available, but in any event within 30 days prior to the start of each of Parent's fiscal years,

                           (i) copies of Borrowers' Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its sole discretion, for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer's good faith best estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby, it being acknowledged that for fiscal year ending June 30, 2003, the Closing Date Business Plan satisfies this subclause
                  (c)(i),

                  (d) promptly and in any event within four (4) days after the end of each week included in the Budget, a comparison of actual cash disbursements and collections for such week, categorized in accordance with the categories contained in the Budget, versus expenses and collections included in the Budget for such week,

                  (e) if and when filed by any Loan Party,

                           (i) 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

                           (ii) any other filings made by any Loan Party with the SEC,

                           (iii) copies of Loan Parties' federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

                           (iv) any other information that is provided by Parent to its shareholders generally,

                  (f) if and when filed by any Loan Party and as requested by Agent, satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which (i) any Loan Party conducts business or is required to pay any such excise tax, (ii) where any Loan Party's failure to pay any such applicable excise tax would result in a Lien on the properties or assets of any Loan Party, or (iii) where any Loan Party's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

                  (g) promptly after the commencement thereof, but in any event within five days after the service of process with respect thereto on any Loan Party, notice of all actions, suits or proceedings brought by or against any Loan Party before any Governmental Authority which could reasonably be expected to result in a Material Adverse Change,

                  (h) as soon as a Loan Party has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrowers propose to take with respect thereto, and

                  (i) upon the request of Agent, any other report reasonably requested relating to the financial condition of Loan Parties.

                  In addition to the financial statements referred to above, Loan Parties agree to deliver financial statements prepared on both a consolidated and consolidating basis and that no Loan Party will have a fiscal year different from that of Parent. Loan Parties agree that their independent certified public accountants are authorized to communicate with Agent and to release to Agent whatever financial information concerning Loan Parties that Agent reasonably may request. Each Loan Party waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agree that Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

         6.4 FINANCIAL REPRESENTATIVES. Loan Parties shall, upon the request of Agent or any Lender from time to time, make available to Agent or such Lender, Loan Parties' finance personnel (including The Parkland Group and other outside advisors) and Loan Parties hereby authorize and direct such finance personnel to respond to all requests of Agent and Lenders regarding the Loan Parties' finances and financial information.

         6.5 RETURN. Cause returns and allowances as between Loan Parties and their Account Debtors, to be on the same basis and in accordance with the usual customary practices of the applicable Loan Party, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Loan Party, the applicable Loan Party promptly shall determine the reason for such return and, if the applicable Loan Party accepts such return, issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Loan Party, the applicable Loan Party promptly shall determine the reason for such return and, if Agent consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor.

         6.6 MAINTENANCE OF PROPERTIES. Maintain and preserve all of Loan Parties properties which are material to the conduct to their business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

         6.7 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Loan Parties or any of their assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest or is stayed by Section 362 of the Bankruptcy Code. Loan Parties will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including the Canadian Income Tax Act and, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, provincial, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that the applicable Loan Party has made such payments or deposits. Loan Parties shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which any Loan Party is required to pay any such excise tax.

         6.8 INSURANCE.

                  (a) At Borrowers' expense, maintain insurance respecting the Loan Parties, property and assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. The Loan Parties also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrowers shall deliver copies of all such policies to Agent with a satisfactory lender's loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

                  (b) Administrative Borrower shall give Agent prompt notice of any loss covered by such insurance. Agent shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $50,000, without any liability to the Loan Parties whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Administrative Borrower under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

                  (c) Loan Parties shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.8, unless Agent is included thereon as named insured with the loss payable to Agent under a lender's loss payable endorsement or its equivalent. Administrative Borrower immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

                  (d) At Borrowers' expense, maintain key man life insurance policies with respect to the following individuals and in the following amounts:

                  Name             Amount
                  Wayne Hellman    $8,000,000

Borrowers shall furnish Agent with an "Absolute Assignment" of such key man life insurance policy, shall record such "Absolute Assignment" with the issuer of the respective policy, and shall furnish proof of such issuer's acceptance of such assignment. All proceeds payable under such key man life insurance policies shall be payable to Agent to be applied on account of the Obligations in accordance with Section 2.4(b).

         6.9 LOCATION OF INVENTORY AND EQUIPMENT. Keep the Inventory and Equipment of Loan Parties and ADLT Realty only at the locations identified on
Schedule 5.5 or in transit between such locations; provided, however, that Administrative Borrower may amend Schedule 5.5 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States and, with respect to Canadian Guarantor, Canada, and with respect to UK Guarantor, the United Kingdom, and so long as, at the time of such written notification, the applicable Loan Party provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens on such assets and also provides to Agent a Collateral Access Agreement.

         6.10 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

         6.11 LEASES. Pay when due all rents and other amounts payable under any leases to which any Loan Party is a party or by which any Loan Party's properties and assets are bound, unless such payments are the subject of a Permitted Protest or cured within any applicable grace period under such lease.

         6.12 BROKERAGE COMMISSIONS. Pay any and all brokerage commission or finders fees incurred in connection with or as a result of Loan Parties' obtaining financing from the Lender Group under this Agreement. Borrowers agree and acknowledge that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Borrowers, and each Borrower agrees to indemnify, defend, and hold Agent and the Lender Group harmless from and against any claim of any broker or finder arising out of Loan Parties' obtaining financing from the Lender Group under this Agreement.

         6.13 EXISTENCE. At all times preserve and keep in full force and effect each Loan Party's valid existence and good standing and any rights and franchises material to each such Loan Party's businesses except as consented to by Lenders in their Permitted Discretion upon written notice.

         6.14 ENVIRONMENTAL.

                  (a) The Loan Parties and ADLT Realty shall keep any property either owned or operated by any Loan Party free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) promptly notify Agent of any release of a Hazardous Material of any reportable quantity from or onto property owned or operated by any Loan Party or ADLT Realty and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Agent with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Loan Party or ADLT Realty, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or ADLT Realty, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

         6.15 DISCLOSURE UPDATES. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Agent if any written information, exhibit, or report furnished to the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

         6.16 INTELLECTUAL PROPERTY. Each Loan Party shall, and shall cause each of its Subsidiaries to, do and cause to be done all things necessary to preserve and keep in full force and effect all registrations of patents, copyrights, trademarks, service marks and other marks, trade names or other trade rights, except where the failure to preserve would not cause a Material Adverse Change.

         6.17 BUDGET; MINIMUM COLLATERAL; CERTIFICATIONS.

                  (a) Borrowers and DSI, in the aggregate, shall maintain Collections of their Accounts and other cash receipts, on a cumulative basis from February 1, 2003 to the end of each applicable week as measured at the end of each week, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget, except however, if the measured amounts for a given week period are less than ninety percent (90%) but greater than eighty-five percent (85%) of such amount, such entities, in the aggregate, shall not violate this Section 6.17(a) if they maintain Collections of their accounts and other cash receipts as measured at the end of the week two (2) weeks thereafter, taking into account Collections and cash receipts from February 1, 2003 through such measurement date two (2) weeks thereafter, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget.

                  (b) Borrowers and DSI, in the aggregate, shall maintain Collections of their Accounts and other cash receipts, on a cumulative basis as measured at the end of each week on a rolling 4 week basis in amounts no less than eighty-five percent (85%) of the cumulative amount in the "Weekly Cash Receipt Projection" included in the Budget for such rolling 4-week period, except however, if the measured amounts in a given week are less than eighty-five percent (85%) but greater than eighty percent (80%) of such cumulative amount, such entities shall not violate this Section 6.17(b) if they maintain Collections of their Accounts and other cash receipts as measured on a rolling four (4) week basis at the end of the week occurring two (2) weeks thereafter of no less than eighty percent (80%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget.

                  (c) Borrowers shall maintain, and cause Parent, APL, DSI and VL to maintain, for each of the ADLT Line of Business, the APL Line of Business, the DSI Line of Business and the VL Line of Business, Collections of their Accounts and other cash receipts, on a cumulative basis from February 1, 2003 to the end of each applicable week as measured at the end of each week, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget, except, however, if the measured amounts for a given week are less than ninety percent (90%) but greater than eighty-five percent (85%) of such cumulative amount, such entities shall not violate this Section 6.17(c) if they maintain Collections of their Accounts and other cash receipts as measured at the end of the week occurring two (2) weeks thereafter, taking into account Collections and cash receipts from February 1, 2003 through such measurement date two (2) weeks thereafter, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Cash Receipt Projection" included in the Budget.

                  (d) Borrowers and DSI, in the aggregate, shall cause cumulative disbursements on a rolling four (4) week basis, as measured at the end of each week, to be in amounts no more than one hundred seven and one-half percent (107.5%) of the cumulative amount calculated from the "Weekly Disbursement Projection" included in the Budget.

                  (e) Borrowers shall maintain, and cause Parent, APL, DSI and VL to maintain, for each of the ADLT Line of Business, the APL Line of Business, the DSI Line of Business and the VL Line of Business, cumulative disbursements on a rolling four (4) week basis (a) as measured at the end of each week, to be in amounts no more than one hundred ten percent (110%) of the cumulative amount calculated from the "Weekly Disbursement Projection" included in the Budget, except however, if the measured amounts for a given week are greater than one hundred and ten percent (110%) but less than one hundred and fifteen percent (115%) of such disbursements, such entities shall not violate this Section 6.17(e) if they cause cumulative disbursements on a rolling four (4) week basis as measured on a rolling four (4) basis at the end of the week occurring two (2) weeks thereafter of no greater than one hundred ten percent (110%) of the cumulative amount calculated from the "Weekly Disbursement Projection" included in the Budget.

                  (f) Loan Parties, in the aggregate, shall maintain "Intercompany Disbursements" (as reflected in the Budget) to Additional Foreign Subsidiaries and Other

Foreign Subsidiaries on a rolling four (4) week basis, as measured at the end of each week, to be in amounts no more than one hundred ten percent (110%) of the cumulative amount calculated as "Intercompany Disbursements" (as reflected in the Budget) in the "Weekly Disbursement Projection" included in the Budget.

                  (g) Borrowers, in the aggregate, shall maintain total sales and total sales net of all intercompany sales, respectively, on a cumulative basis from February 1, 2003 to the end of each applicable week (a) as measured at the end of each week, in amounts no less than ninety percent (90%) of the cumulative amount calculated from the "Weekly Sales Projection" included in the Budget, except however, if the measured amounts for a given week are less than ninety percent (90%) but greater than eighty-five percent (85%) of such sales, the Borrowers, in the aggregate, shall not violate this Section 6.17(g) if they maintain total sales and total sales net of intercompany sales as measured at the end of the week two (2) weeks thereafter, in amounts no less than ninety percent (90%) of the cumulative amount calculated as of such measurement date from the "Weekly Sales Projection" included in the Budget. All sales included in the calculation of total sales for the purposes of this Section 6.17(f) shall be bona fide sales made pursuant to arms' length transactions.

                  (h) Borrowers, in the aggregate, shall maintain i) total sales and ii) total sales net of intercompany sales, respectively, measured at the end of each week on a rolling four (4) week basis, in amounts no less than eighty-five percent (85%) of the cumulative amount calculated from the "Weekly Sales Projection" included in the Budget, except however, if the measured amounts for a given week are less than eighty-five percent (85%) but greater than eighty percent (80%) of such sales, the Borrowers, in the aggregate, shall not violate this Section 6.17(h) if they maintain i) total sales and ii) total sales net of intercompany sales, respectively, as measured at the end of the week two (2) weeks thereafter, in amounts no less than eighty-five percent (85%) of the cumulative amount calculated from the "Weekly Sales Projection" included in the Budget. All sales included in the calculation of total sales for the purposes of this Section 6.17(h) shall be bona fide sales made pursuant to arms' length transactions.

                  (i) The Collateral granted to Agent and Lenders by Loan Parties at all times prior to the Maturity Date and taking into account, without limitation, any asset dispositions, market conditions, casualty losses, theft or damage, shall not suffer a material diminution in value from the value on the Petition Date.

                  (j) Borrowers and DSI shall deliver to Agent and Lenders on a weekly basis, with the financial statements required under Section 6.3(a), a certificate verifying in writing and with such detail as the Agent and Lenders may request, compliance with the provisions of Section 6.17(a), (b), (c), (d),
(e), (f), (g) and (h). In the event that Borrowers and DSI have failed to comply in all material respects with the provisions of Section 6.17(a), (b), (c), (d),
(e), (f), (g) and (h), Borrowers and DSI shall immediately notify Agent of such failure in writing.

                  (k) Borrowers and DSI shall deliver to Agent and Lenders on a monthly basis, no later than the 30th Day of each month for the prior month a certificate verifying in writing and with such detail as the Agent and Lenders may request, compliance with the provisions of Section 6.17(i). In the event that Borrowers and DSI have failed to comply in all material respects with the provisions of Section 6.17(i), Borrowers and DSI shall immediately notify Agent of such failure in writing. The certificate delivered pursuant to this subsection shall include, without limitation, a summary of all capital dispositions and Capital Expenditures made by or on behalf of Borrowers during the applicable period.

         6.18 CONSULTANT. Upon the earlier to occur of (a) an Event of Default,
(b) Excess Availability of less than $1,000,000 occurring once or more frequently in any week for any two consecutive weeks, or (c) the request by Administrative Borrower for Lenders to review and analyze any proposed plan of reorganization or, disclosure statement for the Borrowers or business plan prepared in connection with any post-chapter 11 financing of the Borrowers, Borrowers acknowledge that Agent and Lenders may at their option, retain a consultant, selected by Agent and Lenders, who shall have full and unfettered access to all finance personnel (including The Parkland Group and other outside advisors) of the Loan Parties and their Subsidiaries and financial information concerning the Borrowers and their Subsidiaries, including, without limitation, all books and records and other information regarding cash disbursements, collections, accounts payable, accounts receivable, Inventory acquisition, disposition and valuation, and vendor pricing. The consultant shall have access to the Loan Parties' premises on a full time basis. The costs and expenses of the consultant shall be borne by Loan Parties.

         6.19 FOREIGN CASH. Borrowers shall cause (a) each of the UK Guarantors, Canadian Guarantor, and Other Foreign Subsidiaries not to maintain, at any time, more than One Million Five Hundred Thousand Dollars ($1,500,000) in cash in the aggregate and (b) each of the Additional Foreign Subsidiaries not to maintain, at any time, more than Four Hundred Thousand Dollars ($400,000) in cash in the aggregate. On the Closing Date and on the first and fifteenth day of each month thereafter, commencing July 15, 2003, Borrowers shall cause all cash held by UK Guarantors, Canadian Guarantor and the Other Foreign Subsidiaries in excess of One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate and all cash held by the Additional Foreign Subsidiaries in excess of Four Hundred Thousand Dollars ($400,000) in the aggregate to be transferred to Parent and applied to the outstanding balance of the Obligations. Borrowers shall provide to Agent and Lenders within five (5) days of request, but no less often than monthly, information regarding cash balances of UK Guarantors, Canadian Guarantor, and the Foreign Subsidiaries.

         6.20 ERISA. Each Loan Party shall deliver to Agent and each of the Lenders, at such Borrower's expense, the following information at the times specified below:

                  (a) within thirty (30) days after the filing thereof with the DOL, Internal Revenue Service or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Benefit Plan;

                  (b) within thirty (30) days after receipt by such Borrower, any Subsidiary of such Loan Party or any ERISA Affiliate of each actuarial report for any Benefit Plan or

Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

                  (c) within ten (10) days after the occurrence thereof, notification of any increase in the benefits of any existing Benefit Plan or the establishment of any new Multiemployer Plan or Benefit Plan or the commencement of contributions to any Multiemployer Plan or Benefit Plan to which such Loan Party, any Subsidiary of such Loan Party or any ERISA Affiliate was not previously contributing;

                  (d) within three (3) days upon the occurrence thereof, written notice of any event or condition referred to in clauses (a) through (g) of
Section 8.26, whether or not such event or condition shall constitute an Event of Default;

         Each Loan Party shall establish, maintain and operate all Benefit Plans to comply in all material respects with the provisions of ERISA, the Code, and all other Requirements of Law, other than to the extent that such Loan Party (i) is in good faith contesting by appropriate proceedings the validity or application of any such provision, law, rule, regulation or interpretation and
(ii) has made an adequate reserve or other appropriate provision therefor as required in order to be in conformity with GAAP.

         6.21 ORGANIZATIONAL ID NUMBER; COMMERCIAL TORT CLAIMS. Immediately, (a) but in any event within 5 Business Days, upon obtaining an organizational identification number (to the extent that any Loan Party has not been issued such number on or prior to the Closing Date), notify Agent in writing and (b) but in any event within 10 days, upon obtaining any Commercial Tort Claim (the gross recovery from which could reasonably be expected to exceed $100,000), deliver to Agent all documents and financing statements reasonably required by Agent to perfect is liens in such Commercial Tort Claim.

7. NEGATIVE COVENANTS.

                  Each Loan Party covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than contingent, unliquidated, indemnification Obligations) and the termination of this Agreement, Loan Parties will not and will not permit any of their respective Subsidiaries to do any of the following:

         7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                  (a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit;

                  (b) Indebtedness set forth on Schedule 5.20;

                  (c) Permitted Purchase Money Indebtedness;

                  (d) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) and (c) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent's reasonable judgment, materially impair the prospects of repayment of the Obligations by Loan Parties or materially impair Loan Parties' creditworthiness,
(ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended or add one or more of the Loan Parties as liable with respect thereto if such additional Borrowers were not liable with respect to the original Indebtedness,
(iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the applicable Loan Party, and (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must be include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness; and

                  (e) Indebtedness composing Permitted Investments.

                  (f) Indebtedness of DSI to Parent at any time in an amount not to exceed $2,400,000.

         7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(d) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

         7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES.

                  (a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock.

                  (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

                  (c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

         7.4 DISPOSAL OF ASSETS. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of the assets of any Loan Party, unless such disposition (a) is approved by the Required Lenders and (b) is for fair value and approved by the Bankruptcy Court; and in the case of all dispositions permitted hereunder the aggregate consideration therefor is paid in cash at the time of such disposition and is thereupon delivered to Agent for application pursuant to Section 2.4(b).

         7.5 CHANGE NAME. Change any Loan Party's name, organizational identification number, state of incorporation, FEIN, corporate structure or identity, or add any new fictitious name; provided, however, that a Loan Party may change its name upon at least 30 days prior written notice by Administrative Borrower to Agent of such change and so long as, at the time of such written notification, such Loan Party authorized any financing statements or fixture filings necessary to perfect and continue perfected Agent's Liens.

         7.6 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Loan Parties or which are transmitted or turned over to Agent.

         7.7 LINE OF BUSINESS. Engage in any Line of Business materially different a Line of Business engaged in by the Loan Parties as of the Closing Date.

         7.8 PREPAYMENTS AND AMENDMENTS.

                  (a) Except in connection with a refinancing permitted by
Section 7.1(d), prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party, other than the Obligations in accordance with this Agreement, and

                  (b) Except in connection with a refinancing permitted by
Section 7.1(d), directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b) or (c).

         7.9 CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.

         7.10 CONSIGNMENTS. The Loan Parties shall not consign any Inventory in excess of the aggregate Dollar Value of $2,500,000 at any time or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

         7.11 DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of any Borrower's Stock or any Guarantor's Stock, of any class, whether now or hereafter outstanding.

         7.12 ACCOUNTING METHODS. Modify or change its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Loan Parties accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or Loan Parties' financial condition.

         7.13 INVESTMENTS. Except for Permitted Investments, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that Loan Parties shall not have

Permitted Investments (other than in the Cash Management Accounts) in deposit accounts or Securities Accounts in excess of $25,000 outstanding at any one time unless such Loan Party and the applicable securities intermediary or bank have entered into Control Agreements or similar arrangements governing such Permitted Investments, as Agent shall determine in its Permitted Discretion, to perfect (and further establish) the Agent's Liens in such Permitted Investments.

         7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Loan Party (including, without limitation, any transaction giving rise to an intercompany account payable) except as set forth on Schedule 7.14 and for transactions that are in the ordinary course of any Loan Party's business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to Loan Party than would be obtained in an arm's length transaction with a non-Affiliate, or make any cash payments to holders of the Stock of Parent or any Subsidiary or Affiliate, other than for products sold in the ordinary course of business. Notwithstanding anything to the contrary set forth herein, in no event shall any Loan Party make any payments to any Affiliate in respect of any prepetition Indebtedness unless authorized by the Bankruptcy Court and in the Budget or consented to by Lenders.

         7.15 SUSPENSION. Suspend or go out of a substantial portion of its business.

         7.16 COMPENSATION. Increase the annual fee or per-meeting fees paid to the members of its Board of Directors during any year by more than 15% over the prior year; pay or accrue total cash compensation, during any year, to its officers and senior management employees in an aggregate amount in excess of 115% of that paid or accrued in the prior year.

         7.17 USE OF PROCEEDS. Use the proceeds of the Advances and the Term Loans for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Prior Lenders under the Prior DIP Facility and Indebtedness owing to Prior Lenders by Canadian Guarantor and UK Guarantors, (ii) to make the Canadian Intercompany Loan and the UK Intercompany Loan, in each case solely for purposes of repaying in full obligations of the Canadian Guarantor or UK Guarantors, as applicable, owing to the Prior Lenders, and (iii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes and to pay Permitted Expenses in all cases subject to the approval of the Bankruptcy Court and only as set forth in the Budget and the Closing Date Business Plan. No proceeds from any Advances or the Term Loans shall be paid or used, and Permitted Expenses shall not include, fees and disbursements incurred by professionals, including, without limitation, any professionals retained by Borrowers, or any Subsidiaries, for the purpose of contesting in any proceeding or any other action, (a) the validity, binding effect or enforceability of any of the Loan Documents or the amount of the loans or the other Obligations outstanding hereunder or (b) any other rights or interests of Agent or any Lender under the Loan Documents. Nothing herein shall in any way prejudice or prevent Agent or any Lender from objecting, for any reason, to any requests or applications made by any party for compensation or reimbursement of expenses pursuant to Section 330 or 331 of the Bankruptcy Code for which Borrowers may seek to use proceeds of Advances the Term Loans or Collections as a Permitted Expense.

         7.18 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without Administrative Borrower providing 30 days prior written notification thereof to Agent and so long as, at the time of such written notification, the applicable Loan Party authorizes any financing statements or fixture filings necessary to perfect and continue perfected the Agent's Liens and also provides to Agent a Collateral Access Agreement with respect to such new location. Except as set forth on Schedule E-1 and Schedule E-2, the Inventory and Equipment of a Loan Party shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Agent's prior written consent.

         7.19 SECURITIES ACCOUNTS. Establish or maintain any Securities Account by any Loan Party unless Agent shall have received a Control Agreement in respect of such Securities Account. Loan Parties agree to not transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Borrowers may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

         7.20 FINANCIAL COVENANTS.

                  (a) Fail to maintain:

                           (i) MINIMUM ADJUSTED EBITDA. Adjusted EBITDA, measured on a monthly basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

------------------------------------------------------------------------------
Applicable Amount                             Applicable Period
------------------------------------------------------------------------------
    $1,200,000                          One month ending May 31, 2003
------------------------------------------------------------------------------
    $2,500,000                         Two months ending June 30, 2003
------------------------------------------------------------------------------
    $4,000,000                        Three months ending July 31, 2003
------------------------------------------------------------------------------
    $5,400,000                        Four months ending August 31, 2003
------------------------------------------------------------------------------
    $6,900,000                      Five months ending September 30, 2003
------------------------------------------------------------------------------
    $9,100,000                        Six months ending October 31, 2003
------------------------------------------------------------------------------

                           (ii) DEBT RATIO. As of the last day of each calendar month, a ratio of (A) outstanding principal Obligations to (B) Adjusted EBITDA, determined on a trailing twelve-month basis, at all times of not more than 2.75 to 1.

                  (b) CAPITAL EXPENDITURES. Make Capital Expenditures for any two consecutive month period in an amount in excess of $1,000,000.

         7.21 FINAL FINANCING ORDER; ADMINISTRATIVE EXPENSE PRIORITY; LIEN PRIORITY; PAYMENTS.

                  (a) Seek, consent to or suffer to exist at any time any modification, stay, vacation, extension or amendment of the Final Financing Order except for modifications and amendments joined in or agreed to in writing by Agent and Lenders (and each Borrower irrevocably waives its rights to do any of the foregoing unless agreed to in writing by Agent and the Lenders).

                  (b) Suffer to exist at any time a priority for any administrative expense or unsecured claim against Borrowers (now existing or hereafter arising of any kind or nature whatsoever, including, without limitation, any administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Agent and Lenders in respect of the Obligations, except for the fees and expenses subject to the Professional Fee Carve-Out having a priority over the Obligations to the extent set forth in the Final Financing Order.

                  (c) Prior to the date on which the Obligations have been paid in full in cash, and this Agreement has been terminated, pay any administrative expenses, except administrative expenses incurred in the ordinary course of the business of each Borrower and, prior to the occurrence of an Event of Default, compensation and reimbursement of expenses to professionals allowed and payable under Sections 330 and 331 of the Bankruptcy Code, in each case subject to the extent and having the order of priority set forth in the Final Financing Order.

                  (d) Notwithstanding the foregoing, Borrowers shall be permitted to pay as the same may become due and payable (i) administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business and (ii) compensation and reimbursement of expenses to professionals allowed and payable under Sections 330 and 331 of the Bankruptcy Code upon the occurrence and during the continuance of an Event of Default, to the extent such fees and expenses do not exceed the Professional Fee Carve-Out.

         7.22 GROSS PROFITS. Permit the gross profit margin for the Parent and its Subsidiaries on a consolidated basis and determined in accordance with GAAP to decline below 30% for the 3 month period most recently ended for which Borrowers have delivered to Agent the financial statements required pursuant to
Section 6.3(a). If such decline occurs, Agent may establish additional reserves in an amount sufficient to reduce the advance rate against Eligible Inventory by one (1) percentage point for each percentage point by which the gross profit margin is less than 30%.

8. EVENTS OF DEFAULT.

                  Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

         8.1 If Borrowers fail to pay when due and payable or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations);

         8.2 (i) If any Loan Party fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 5.28, 6.1, 6.5, and 6.14 of this Agreement, or comparable provisions of the other Loan Documents, and such failure continues for 10 Business Days, (ii) if any Loan Party fails to perform, keep, or observe any term, provision, condition, covenant or agreement contained in Sections 6.2 (except for weekly reporting, which continues for 2 calendar days), 6.3 and 6.9 of this Agreement, or comparable provisions of the other Loan Documents, and such failure continues for 5 Business Days, (iii) if any Loan Party fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Section 7.2 except to the extent such failure is expressly permitted under Section 8.18, or
(iv) if any Loan Party otherwise fails to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement or in any of the other Loan Documents;

         8.3 If any material portion of any Loan Party's, or any of its Subsidiaries assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

         8.4 If any condition or event shall occur which permits Agent and Lenders to exercise any of the remedies set forth in the Final Financing Order;

         8.5 If an order with respect to any Chapter 11 Case shall be entered by any Bankruptcy Judge or District Court Judge which (i) revokes, remands, vacates, reverses, stays, rescinds, modifies or amends the Final Financing Order, or (ii) permits any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to any Borrower equal or superior to the priority of Agent and Lenders in respect of the Obligations, except for fees and expenses subject to the Professional Fee Carve-Out and Permitted Liens having a priority over the Obligations to the extent set forth in the Final Financing Order;

         8.6 If the Final Financing Order terminates or expires, without any extension or renewal thereof.

         8.7 If a Liquidation Proceeding is commenced against any Loan Party and any of the following events occur: (a) Loan Party consents to the institution of the Liquidation Proceeding against it; (b) the motion seeking to commence the Liquidation Proceeding is not timely controverted; (c) the motion seeking to commence the Liquidation Proceeding is not dismissed within thirty (30) calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent and Lenders shall be relieved of their obligations to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, any Loan Party; or (e) an order granting relief shall have been issued or entered in respect thereof;

         8.8 If any of the Chapter 11 Cases is converted to a case under Chapter 7 of the Bankruptcy Code;

         8.9 If any of the Chapter 11 Cases or any successor case of Borrowers under Chapter 7 of the Bankruptcy Code is dismissed, whether voluntarily or involuntarily;

         8.10 If any Borrower fails to perform or observe any of the material terms or conditions of any material order or stipulation approved by the Bankruptcy Court entered by or with the Bankruptcy Court in the Chapter 11 Cases;

         8.11 If the automatic stay under Section 362 of the Bankruptcy Code is vacated in respect of any Indebtedness in the aggregate in excess of $500,000 or Lien in respect of or pursuant to any material pre-petition agreements to which any Borrower is a party, or any Lien securing same, or any document, instrument or agreement related to any of the foregoing;

         8.12 If a Trustee, an examiner or other disinterested Person with expanded powers pursuant to Section 1104(c) of the Bankruptcy Code is appointed in the Chapter 11 Cases;

         8.13 If any Borrower files a plan of reorganization in the Chapter 11 Cases which does not provide for the payment and satisfaction in full in cash of all Obligations of Borrowers to Agent and Lenders on the effective date of such plan;

         8.14 If an application for any of the orders described in Section 8.5, 8.6, 8.7, 8.8, or 8.9, herein shall be made by any Borrower or any other Person and such application (if made by any Person other than such Borrower) is not contested by such Borrower in good faith or the relief requested is granted in an order that is not stayed pending appeal;

         8.15 If an Insolvency Proceeding is commenced by any Guarantor or any Subsidiary of a Borrower not subject to an Insolvency Proceeding as of the Closing Date;

         8.16 If an Insolvency Proceeding is commenced against any Guarantor or any Subsidiary of a Borrower not subject to an Insolvency Proceeding as of the Closing Date, and any of the following events occur: (a) the applicable Guarantor or the Subsidiary consents to the institution of the Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent (including any successor agent) and each other member of the Lender Group shall be relieved of their obligation to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, any Guarantor or any Subsidiary of a Borrower not subject to an Insolvency Proceeding as of the Closing Date, or
(e) an order for relief shall have been entered therein;

         8.17 If any Loan Party or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

         8.18 If a notice of Lien, levy, or assessment is filed of record with respect to any Loan Party's or any of its Subsidiaries' assets by the United States, Canada or any department, agency, or instrumentality thereof, or by any state, provincial, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any Loan Party's or any such Subsidiary's assets to secure an aggregate amount in excess of $25,000 and the same is not paid on the payment date thereof;

         8.19 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of any Loan Party's or any of its Subsidiaries' properties or assets;

         8.20 If there is a default in any material agreement to which any Loan Party or any of its Subsidiaries is a party and such default (a) (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the applicable Loan Party's or its Subsidiaries' obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein and (b) the enforcement of such agreement is not stayed by the commencement of the Chapter 11 Cases;

         8.21 If any Loan Party or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness or otherwise expressly permitted by this Agreement;

         8.22 If any misrepresentation or material misstatement exists now or hereafter in any warranty, representation, statement, or Record made to the Lender Group by any Loan Party, its Subsidiaries, or any officer, employee, agent, or director of any Loan Party or any of its Subsidiaries;

         8.23 If the obligation of any Guarantor under its Guaranty is limited or terminated by operation of law or by such Guarantor thereunder;

         8.24 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

         8.25 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Borrower, or a proceeding shall be commenced by any Loan Party, or by any Governmental Authority having jurisdiction over any Loan Party, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny that any Loan Party has any liability or obligation purported to be created under any Loan Document; or

         8.26 If (a) any ERISA Termination Event shall occur with respect to any Benefit Plan of any Loan Party or any Subsidiary of a Loan Party or any ERISA Affiliate, (b) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (c) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (d) any Loan Party or any Subsidiary of a Loan Party or any ERISA Affiliate shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom,
(e) any Loan Party or any Subsidiary of a Loan Party or any ERISA Affiliate shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title N of ERISA, (f) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter or (g) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (a) through (g) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Lenders will not subject, any Borrower or any Subsidiary thereof, or any Loan Party or any Subsidiary of a Loan Party to any liability.

9. THE LENDER GROUP'S RIGHTS AND REMEDIES.

         9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by Loan
Parties:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                  (b) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and the Lender Group;

                  (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

                  (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit the Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

                  (e) Cause Loan Parties to hold all returned Inventory in trust for the Lender Group, segregate all returned Inventory from all other assets of Loan Parties or in Loan Parties' possession and conspicuously label said returned Inventory as the property of the Lender Group;

                  (f) Without notice to or demand upon any Loan Party, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Each Loan Party agrees to assemble the Personal Property Collateral if Agent so requires, and to make the Personal Property Collateral available to Agent at a place that Agent may designate which is reasonably convenient to both parties. Each Loan Party authorizes Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent's determination appears to conflict with the Agent's Liens and to pay all expenses incurred in connection therewith and to charge Loan Parties' Loan Account therefor. With respect to any of Loan Parties' owned or leased premises, each Loan Party hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender Group's rights or remedies provided herein, at law, in equity, or otherwise;

                  (g) Without notice to any Loan Party (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Loan Party held by the Lender Group (including any amounts received in the Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of any Loan Party held by the Lender Group;

                  (h) Hold, as cash collateral, any and all balances and deposits of any Loan Party held by the Lender Group, and any amounts received in the Cash Management Accounts, to secure the full and final repayment of all of the Obligations;

                  (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Agent is hereby granted a license or other right to use, without charge, for the benefit of the Lender Group, such Loan Party's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and such Loan Party's rights under all licenses and all franchise agreements shall inure to the Lender Group's benefit;

                  (j) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any Loan Party's premises) as Agent determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

                  (k) Agent shall give notice of the disposition of the Personal Property Collateral as follows:

                           (i) Agent shall give Administrative Borrower (for the benefit of the applicable Loan Party) a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, the time on or after which the private sale or other disposition is to be made; and

                           (ii) The notice shall be personally delivered or mailed, postage prepaid, to Administrative Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                  (l) Agent, with the consent of Lenders, may credit bid and purchase at any public sale;

                  (m) Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                  (n) The Lender Group shall have all other rights and remedies available to it at law or in equity pursuant to any other Loan Documents; and

                  (o) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Loan Parties. Any excess will be returned, without interest and subject to the rights of third Persons, by Agent to Administrative Borrower (for the benefit of the applicable Loan Party).

         9.2 AUTOMATIC STAY. After five (5) Business Days' written notice by Agent to Administrative Borrower, the United States Trustee and the Committee, the automatic stay provided by Section 362 of the Bankruptcy Code shall be deemed automatically vacated without further order of the Bankruptcy Court and Agent and Lenders shall be immediately permitted to, inter alia, pursue any and all of their remedies against Borrowers and the Collateral and Guarantors and seek payment in respect of all Obligations. Upon the occurrence and during the continuation of an Event of Default, Agent, at the direction of the Required Lenders, shall exercise all rights and remedies provided to Agent in the Final Financing Order.

         9.3 REMEDIES CUMULATIVE. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10. TAXES AND EXPENSES.

                  If any Loan Party fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Loan Party, may do any or all of the following:
(a) make payment of the same or any part thereof, (b) set up such reserves in Borrowers' Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance policies of the type described in Section 6.8 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11. WAIVERS; INDEMNIFICATION.

         11.1 DEMAND; PROTEST; ETC. Each Loan Party waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which each such Loan Party may in any way be liable.

         11.2 THE LENDER GROUP'S LIABILITY FOR COLLATERAL. Each Loan Party hereby agrees that: (a) so long as the Lender Group complies with its obligations, if any, under the Code, Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause,
(iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Loan Parties.

         11.3 INDEMNIFICATION. Each Loan Party shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, Loan Parties shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Loan Parties were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Loan Parties with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

12. NOTICES.

                  Unless otherwise provided in this Agreement, all notices or demands by Borrowers or Agent to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as the Administrative Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrowers in care of Administrative Borrower or to Agent, as the case may be, at its address set forth below:

                  If to Administrative
                  Borrower:              ADVANCED LIGHTING TECHNOLOGIES, INC.
                                         32000 Aurora Road
                                         Solon, Ohio 44139
                                         Attn: Treasurer
                                         Fax No. 440.542.4325

                  with copies to:        COWDEN, HUMPHREY, NAGORNEY & LOVETT

                                    Suite 1414 Terminal Tower, 50 Public Square
                                    Cleveland, Ohio 44113-32204
                                    Attn: James S. Hogg, Esq.
                                    Fax No. 216.241.2881

                  And               JENNER & BLOCK
                                    One IBM Plaza
                                    Chicago, Illinois 60611-7603
                                    Attn: Teri Lindquist, Esq.
                                    Fax No. 312.923-2932

                  If to Agent:      WELLS FARGO FOOTHILL, INC.
                                    One Boston Place, 18th Floor
                                    Boston, Massachusetts
                                    Attn: Business Finance Division Manager
                                    Fax No. 617.523.1697

                  with copies to:   OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.
                                    230 Park Avenue
                                    New York, New York 10169
                                    Attn: Andrew M. Kramer, Esq.
                                    Fax No. 212.682.6104

                  If to Ableco:     ABLECO FINANCE LLC
                                    450 Park Avenue
                                    28th Floor
                                    New York, New York 10022
                                    Attn: Eric Miller
                                    Fax No. 212.758.5305

                  with copies to:   SCHULTE ROTH & ZABEL LLP
                                    919 Third Avenue
                                    New York, New York 10022
                                    Attn: Frederic Ragucci, Esq.
                                    Fax No. 212.593.5955

                  Agent and Borrowers may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Each Borrower acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                  (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK (EXCEPT AS PROVIDED UNDER THE BANKRUPTCY CODE), PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWERS AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(b).

                  BORROWERS AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWERS AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

         14.1     ASSIGNMENTS AND PARTICIPATIONS.

                  (a) Any Lender may, with the written consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee), assign and delegate to one or more assignees (each an "Assignee") all, or any part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000 (except such minimum amount shall not apply to an Affiliate of a Lender or a Related Fund); provided, however, that Borrowers and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Administrative Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Administrative Borrower and Agent an Assignment and Acceptance in form and substance satisfactory to Agent, and (iii) the assignor Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (and payment of any fees shall not be required) if (x) such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender or (y) the assignee is an Affiliate of Lender or a Related Fund.

                  (b) From and after the date that Agent notifies the assignor Lender (with a copy to Administrative Borrower) that it has received an executed Assignment and Acceptance and payment (if applicable) of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrowers and the Assignee.

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (e) Any Lender may at any time, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in its Obligations owing to such Lender, the Commitment of such Lender, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Originating Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant; (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums in respect of the Obligations hereunder in which such Participant is participating, or (F) subordinate the Liens of Agent for the benefit of the Lender Group to the Liens of any other creditor of any Loan Party; and (v) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. The provisions of this Section 14.1(e) are solely for the benefit of the Lender Group, and none of the Borrowers shall have any rights as a third party beneficiary of any such provisions.

                  (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose to a third party all documents and information which it now or hereafter may have relating to Borrowers or Borrowers' business.

                  (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                  (h) Administrative Borrower shall maintain, or cause to be maintained, a register (the "Register") on which it enters the name of a Lender as the registered owner of each Term Loan and each Advance, as the case may be, held by such Lender. A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register (other than with respect to an assignment or delegation covered by Section 14.1(a)(y)), together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), Borrowers shall treat the Person in whose name such Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of an assignment or delegation covered by Section 14.1(a)(y), the assigning Lender shall maintain a comparable Register, on behalf of Administrative Borrower.

                  (i) In the event that a Lender sells participations in the Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

         14.2 SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto, including, without limitation, any Trustee or other fiduciary hereafter appointed as a legal representative of Borrowers or with respect of property of the respective estates of Borrower, whether under Chapter 11 of the Bankruptcy Code or any successor case filed under Chapter 7 of the Bankruptcy Code, and shall also be binding upon all creditors of Borrowers and other parties in interest in the Chapter 11 Cases; provided, however, that Borrowers may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required pursuant to Section 14.1 hereof, no consent or approval by any Borrower is required in connection with any such assignment.

15. AMENDMENTS; WAIVERS.

         15.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Administrative Borrower (on behalf of all Borrowers) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Administrative Borrower (on behalf of all Borrowers), do any of the following:

                  (a) increase or extend any Commitment of any Lender,

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

                  (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

                  (d) change the percentage of the Commitments that is required to take any action hereunder,

                  (e) amend, modify or waive this Section or any provision of the Agreement providing for consent or other action by all Lenders,

                  (f) release Collateral other than as permitted by Section
16.12,

                  (g) change the definition of "Required Lenders" or "Pro Rata Share",

                  (h) contractually subordinate any of the Agent's Liens,

                  (i) release any Borrower or Guarantor from any obligation for the payment of money, or

                  (j) change the definitions of Borrowing Base, Dilution, Dilution Reserve, Eligible Accounts, Eligible Inventory, Maximum Revolver Amount, or Net Liquidation Percentage, in a manner that would result in an increase in the Borrowing Base (or in any definition contained in this Agreement used in connection with the definition of the foregoing terms that would result in an increase in the Borrowing Base), or the definitions of Term Loan A Amount or Term Loan B Amount in a manner that would result in an increase in the Term Loan A Amount or the Term Loan B Amount (or in any definition contained in this Agreement used in connection with the definition of the foregoing terms that would result in an increase in the Term Loan A Amount or the Term Loan B Amount), or

                  (k) amend, modify or waive any of the provisions of Section 16 or Section 2.1(a), Section 2.1(b), Section 2.1(c), Section 2.2, Section 2.3(e),
Section 2.3(i), or Section 2.4(b) (or change any definition of a term used in any such Section in a manner adverse to any Lender);

and, provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent, Issuing Lender, or Swing Lender, affect the rights or duties of Agent, Issuing Lender, or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrowers, shall not require consent by or the agreement of Borrowers.

         15.2 REPLACEMENT OF HOLDOUT LENDER. If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("Holdout Lender") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a "Replacement Lender"), and the Holdout Lender shall have not right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

                  Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 14.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

         15.3 NO WAIVERS; CUMULATIVE REMEDIES. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or, any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrowers of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

16. AGENT; THE LENDER GROUP.

         16.1 APPOINTMENT AND AUTHORIZATION OF AGENT. Each Lender hereby designates and appoints Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 16. The provisions of this Section 16 are solely for the benefit of Agent, and the Lenders, and Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Foothill is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management accounts as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrowers, the Obligations, the Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

         16.2 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         16.3     LIABILITY OF AGENT. None of the Agent-Related Persons shall
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Loan Party or any Subsidiary or Affiliate of any Loan Party, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of any Loan Party or the books or records or properties of any of Loan Parties' Subsidiaries or Affiliates.

         16.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         16.5 NOTICE OF DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders, except in the case of Agent with respect to actual knowledge of the existence of any Overadvance and except with respect to Defaults and Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Administrative Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 16.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         16.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Loan Parties and their Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Loan Party and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to each Loan Party. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Loan Party and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Loan Parties and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

         16.7 COSTS AND EXPENSES; INDEMNIFICATION. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do
so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

         16.8 AGENT IN INDIVIDUAL CAPACITY. Foothill and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, lending, trust, financial advisory, underwriting, or other business with Loan Parties and their Subsidiaries and Affiliates and any other Person party to any Loan Documents as though Foothill were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Agent or its Affiliates may receive information regarding Loan Parties or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Loan Parties or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include Foothill in its individual capacity.

         16.9 SUCCESSOR AGENT. Agent may resign as Agent upon 45 days notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

         16.10 LENDER IN INDIVIDUAL CAPACITY. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrowers and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrowers or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrowers or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender not shall be under any obligation to provide such information to them. With respect to the Swing Loans and Agent Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of the Agent.

         16.11 WITHHOLDING TAXES. If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrowers, to deliver to Agent and Administrative Borrower:

                           (i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception,
                  (a) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or (III) a controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

                           (iv) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

                  (c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

                  (e) All payments made by Borrowers hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of a Lender, or (ii) to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of the Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, each Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.11(e) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrowers shall not be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States, if such Person fails to comply with the other requirements of this Section 16.11, or
(ii) if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence. Borrowers will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrowers.

         16.12    COLLATERAL MATTERS.

                  (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Loan Parties, of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Administrative Borrower certifies to Agent that the sale or disposition is permitted under Section 7.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry),
(iii) constituting property in which no Loan Party owned any interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to a Loan Party under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or any substantial portion of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Administrative Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 16.12; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Loan Party in respect of) all interests retained by any Loan Party, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Loan Party or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, absent Agent's gross negligence or willful misconduct in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

         16.13    RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

                  (a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or any deposit accounts of any Loan Party now or hereafter maintained with such Lender.

Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

                  (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or
(ii) payments from Agent in excess of such Lender's Pro Rata Share of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         16.14 AGENCY FOR PERFECTION. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 9 of the Code can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

         16.15 PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

         16.16 CONCERNING THE COLLATERAL AND RELATED LOAN DOCUMENTS. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         16.17 FIELD AUDITS AND EXAMINATION REPORTS; CONFIDENTIALITY; DISCLAIMERS BY LENDERS; OTHER REPORTS AND INFORMATION. By becoming a party to this Agreement, each Lender:

                  (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,

                  (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Loan Parties and will rely significantly upon the Books, as well as on representations of Loan Parties' personnel,

                  (d) agrees to keep all Reports and other material, non-public information regarding Loan Parties and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrowers that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Administrative Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrowers; and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by a Loan Party to Agent that has not been contemporaneously provided by such Loan Party to such Lender, and, upon receipt of such request, Agent shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from a Loan Party, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Administrative Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Administrative Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Administrative Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

         16.18 SEVERAL OBLIGATIONS; NO LIABILITY. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of the Lenders to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 16.7, no member of the Lender Group shall have any liability for the acts or any other member of the Lender Group. No Lender shall be responsible to any Loan Party or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

17. GENERAL PROVISIONS.

         17.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrowers, Agent, and each Lender whose signature is provided for on the signature pages hereof.

         17.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

         17.3 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

         17.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         17.5 AMENDMENTS IN WRITING. This Agreement only can be amended by a writing in accordance with Section 15.1.

         17.6 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

         17.7 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrowers or Guarantors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         17.8 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         17.9 PARENT AS AGENT FOR BORROWERS. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of
(a) the handling of the Loan Account and Collateral of Borrowers as herein provided, (b) the Lender Group's relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Lender Group hereunder or under the other Loan Documents, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.9 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.

                          [Signature pages to follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                ADVANCED LIGHTING TECHNOLOGIES,
                                INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: CFO, Secretary and Treasurer

                                APL ENGINEERED MATERIALS, INC.,
                                an Illinois corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: CFO, and Vice President

                                VENTURE LIGHTING INTERNATIONAL, INC.,
                                an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: CFO, Secretary and Treasurer

                                BALLASTRONIX (DELAWARE), INC.,
                                a Delaware corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: CFO, Secretary and Treasurer

                                MICROSUN TECHNOLOGIES, INC.,
                                an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: CFO, Secretary and Treasurer


                                LIGHTING RESOURCES INTERNATIONAL, INC.,
                                an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: CFO, Secretary and Treasurer

                                ADLT SERVICES, INC., an Ohio corporation, debtor and debtor-in-possession, as a Borrower and a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: CFO, Secretary and Treasurer

                                VENTURE LIGHTING POWER SYSTEMS,
                                NORTH AMERICA INC., a Nova Scotia
                                corporation, as a Loan Party

                                By:    /s/ R.G. Douglas Oulton
                                   ---------------------------------------------

                                Name:  R.G. Douglas Oulton
                                Title: Secretary and Treasurer

                                PARRY POWER SYSTEMS LIMITED,
                                a corporation organized under the laws of the United Kingdom, as a Loan Party

                                By:    /s/ Edward Young
                                   ---------------------------------------------

                                Name:  Edward Young
                                Title: Director

                                VENTURE LIGHTING EUROPE LTD.,
                                a corporation organized under the laws of the United Kingdom, as a Loan Party

                                By:    /s/ Edward Young
                                   ---------------------------------------------

                                Name:  Edward Young
                                Title: Director

                                DEPOSITION SCIENCES, INC.,
                                an Ohio corporation, as a Loan Party

                                By:    /s/ Steven C. Potts
                                   ---------------------------------------------

                                Name:  Steven C. Potts
                                Title: Treasurer

                                WELLS FARGO FOOTHILL, INC.,
                                a California corporation, as Agent and as a Lender

                                By:    /s/ Renee D. Lefebure
                                   --------------------------------------------

                                Name:  Renee D. Lefebure
                                Title: VP

                                ABLECO FINANCE LLC, a Delaware limited
                                liability company, as a Lender

                                By:    /s/ Kevin Genda
                                   ---------------------------------------------

                                Name:  Kevin Genda
                                Title: Senior Vice President

                             EXHIBITS AND SCHEDULES

Exhibit A-1                                 Form of Assignment and Acceptance
Exhibit C-1                                 Form of Compliance Certificate
Exhibit L-1                                 Form of LIBOR Notice

Schedule A-1                                Agent's Account
Schedule C-1                                Commitments
Schedule D-1                                Designated Account
Schedule E-1                                Eligible Inventory Locations
Schedule E-2                                Eligible Equipment Locations
Schedule G-1                                Guarantors
Schedule M-1                                Material Contracts
Schedule P-1                                Permitted Liens
Schedule P-2                                Liens on Cash Collateral
Schedule R-1                                Real Property Collateral
Schedule 2.7(a)                             Cash Management Banks
Schedule 2.7(b)                             Cash Management Accounts
Schedule 2.7(d)                             Canadian Cash Management Banks
Schedule 2.7(e)                             UK Cash Management Banks
Schedule 5.5                                Locations of Inventory and Equipment
Schedule 5.7                                Chief Executive Office; FEIN
Schedule 5.8(b)                             Capitalization of Borrowers
Schedule 5.8(c)                             Capitalization of Borrowers' Subsidiaries
Schedule 5.10                               Litigation
Schedule 5.13                               Assets of Non-Operating Borrowers
Schedule 5.14                               Environmental Matters
Schedule 5.16                               Intellectual Property
Schedule 5.18                               Demand Deposit Accounts
Schedule 5.20                               Permitted Indebtedness
Schedule 5.23                               Taxes
Schedule 5.26                               Material Contract Defaults
Schedule 5.28                               Employee Benefits
Schedule 7.14                               Transactions with Affiliates

                                   EXHIBIT A-1

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

         This ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Assignment Agreement") is entered into as of____________________________between___________________________
("Assignor") and_____________________________________("Assignee"). Reference is
made to the Agreement described in Item 2 of Annex I annexed hereto (the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

1. In accordance with the terms and conditions of Section 14 of the Loan Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor's portion of the Total Commitments, the Revolver Commitments, and the Term Loan Commitments, all as specified in Item 4.b and Item 4.c of Annex I. After giving effect to such sale and assignments, the Assignee's portion of the Total Commitments, Revolver Commitments, and the Term Loan Commitments will be as set forth in Item 4.b of Annex I. After giving effect to such sale and assignment the Assignor's amount and portion of the Total Commitments, Revolver Commitments, and the Term Loan Commitments will be as set forth in Item 4.d and Item 4.e of Annex I.

2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

3. The Assignee (a) confirms that it has received copies of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance, as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) confirms that it is eligible as an assignee under the terms of the Loan Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender [and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.]

4. Following the execution of this Assignment Agreement by the Assignor and Assignee, it will be delivered by the Assignor to the Agent for recording by the Agent. The effective date of this Assignment (the "Settlement Date") shall be the later of (a) the date of the execution hereof by the Assignor and the Assignee, the payment by Assignor or Assignee to Agent for Agent's sole and separate account a processing fee in the amount of $5,000, and the receipt of any required consent of the Agent, and (b) the date specified in item 5 of Annex I.

5. Upon recording by the Agent, as of the Settlement Date (a) the Assignee shall be a party to the Loan Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents.

6. Upon recording by the Agent, from and after the Settlement Date, the Agent shall make all payments under the Loan Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments or principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor the Assigned Share (as set forth in Item 4.b of Annex I) of the principal amount of any outstanding loans under the Loan Agreement and the other Loan Documents. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the other Loan Documents for periods prior to the Settlement Date directly between themselves on the Settlement Date.

7. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE
         OF___________________ .

                  [Remainder of page left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers thereunto duly authorized, as of the first date above written.

                                [NAME OF ASSIGNOR]
                                 as Assignor

                                By:_____________________________________________

                                Title:__________________________________________

                                [NAME OF ASSIGNEE]
                                 as Assignee

                                By:_____________________________________________

                                Title:__________________________________________

ACCEPTED THIS __________ DAY OF
_______________

WELLS FARGO FOOTHILL, INC.,
 as Agent

By:__________________________________________

Title:_______________________________________

                       ANNEX FOR ASSIGNMENT AND ACCEPTANCE

                                     ANNEX I

1.       Borrowers:        Advanced Lighting Technologies, Inc. and certain of
                           its Subsidiaries

2.       Name and Date of Loan Agreement:

                  Loan and Security Agreement, dated as of June __, 2003, among Borrowers, the lenders signatory thereto as the Lenders, and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders.

3.       Date of Assignment Agreement:

4.       Amounts:

         a.       Assignor's Total Commitment                  $________________

                  i.       Assignor's Revolver Commitment      $________________

                  ii.      Assignor's Term Loan A Commitment   $________________

                  iii.     Assignor's Term Loan B Commitment   $________________

         b.       Assigned Share of Total Commitment           ___________%

                  i.       Assigned Share of Revolver
                           Commitment                          ___________%

                  ii.      Assigned Share of Term Loan A
                           Commitment                          ___________%

                  iii.     Assigned Share of Term Loan B
                           Commitment                          ____________%

         c.       Assigned Amount of Total Commitment          $________________

                  i.       Assigned Amount of Revolver Credit
                           Commitment to make                  $________________

                  ii.      Assigned Amount of Term Loan A
                           Commitment                          $________________

                  iii.     Assigned Amount of Term Loan B
                           Commitment                          $________________

d. Resulting Amount of Assignor's Total Commitment after giving effect to the sale and Assignment to Assignee $________________

                  i.       Resulting Amount of Assignor's
                           Revolver Commitment                 $________________

                  ii.      Resulting Amount of Assignor's
                           Term Loan A Commitment              $________________

                  ii.      Resulting Amount of Assignor's
                           Term Loan B Commitment              $________________

e.       Assignor's Resulting Share of Total Commitment after
         giving effect to the Assignment to Assignee           ____________%

                  i.       Assignor's Resulting Share of
                           Revolving Credit Commitment         ____________%

                  ii.      Assignor's Resulting Share of the
                           Term Loan A Commitment              ____________%

                  ii.      Assignor's Resulting Share of the
                           Term Loan B Commitment              ____________%

5.       Settlement Date:

6.       Notice and Payment Instructions, etc.

         Assignee:                                   Assignor:

7.       Agreed and Accepted:

         [ASSIGNOR]                           [ASSIGNEE]

         By: _____________________________    By: ______________________________

         Title: __________________________    Title: ___________________________

Accepted:

WELLS FARGO FOOTHILL, INC.,
 as Agent

By:  _______________________________________

Title: _____________________________________

                                   EXHIBIT C-1

                         FORM OF COMPLIANCE CERTIFICATE

                              ON COMPANY LETTERHEAD

Date ______________________

Wells Fargo Foothill, Inc., as Agent
One Boston Place, Suite 1800
Boston, Massachusetts 02108

RE:      COMPLIANCE CERTIFICATE
         MONTH ENDED ##/##/##

In accordance with our Loan and Security Agreement ("Agreement") dated June 30, 2003, I hereby certify:

         All reports, statements or computer prepared information of any kind or nature delivered or caused to be delivered to Lenders have been prepared in accordance with GAAP consistently applied and fairly present the financial condition of Borrowers, except as follows:

         Borrower is in timely compliance with all representations, warranties, and covenants as defined within the Agreement, except as follows:

         On the date of delivery of such certificate to Foothill there does not exist any condition or event which constitutes an Event of Default, as defined within the Agreement, except as follows:

ADVANCED LIGHTING TECHNOLOGIES, INC., as Administrative Borrower

By: ________________________________________
         Authorized Signer

                                   EXHIBIT L-1

                              FORM OF LIBOR NOTICE

Wells Fargo Foothill, Inc., as Agent
under the below referenced Loan Agreement
One Boston Place, 18th Floor
Boston, Massachusetts 02108
Attn: Business Finance Division Manager

Ladies and Gentlemen:

                  Reference hereby is made to that certain Loan and Security Agreement, dated as of June __, 2003 (the "Loan Agreement"), among Advanced Lighting Technologies, Inc., a Delaware corporation, Debtor and Debtor-in-Possession ("Parent"), and certain of its subsidiaries as borrowers (collectively, with Parent, "Borrowers"), the lenders signatory thereto (the "Lenders"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  This LIBOR Notice represents Borrower's request to elect the LIBOR Option with respect to [outstanding Advances/a portion of Term Loan A] in the amount of $________________________ (the "LIBOR Rate Advance")[, and is a written confirmation of the telephonic notice of such election given to Agent].

                  Such LIBOR Rate Advance will have an Interest Period of 1, 2, 3 or 6 month(s) commencing on______________________.

                  This LIBOR Notice further confirms Borrower's acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Loan Agreement, of the LIBOR Rate as determined pursuant to the Loan Agreement.

                  Borrowers represents and warrants that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.

                                Dated: _________________________________________

                                ADVANCED LIGHTING TECHNOLOGIES,
                                INC., an Ohio corporation, as Administrative
                                Borrower

                                By  ____________________________________________
                                Name:___________________________________________
                                Title: _________________________________________

Acknowledged by:

WELLS FARGO FOOTHILL, INC.
as Agent

By:  ___________________________
Name: __________________________
Title: _________________________

                                  SCHEDULE A-1
                                 AGENT'S ACCOUNT

                  An account at a bank designated by Agent from time to time as the account into which Borrowers shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Agent with JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.

                                  SCHEDULE C-1
                                   COMMITMENTS

                                 REVOLVER             TERM LOAN A          TERM LOAN B              TOTAL
        LENDER                  COMMITMENT            COMMITMENT           COMMITMENT             COMMITMENT
------------------------------------------------------------------------------------------------------------
Wells Fargo Foothill, Inc.      $18,500,000           $5,000,000           $         0           $23,500,000
------------------------------------------------------------------------------------------------------------
Ableco Finance LLC              $         0           $        0           $13,500,000           $13,500,000
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
All Lenders                     $18,500,000           $5,000,000           $13,500,000           $37,000,000
------------------------------------------------------------------------------------------------------------

                                  SCHEDULE D-1
                               DESIGNATED ACCOUNT

                  Account number 8011369328 of Administrative Borrower maintained with Administrative Borrower's Designated Account Bank, or such other deposit account of Administrative Borrower (located within the United States) that has been designated as such, in writing, by Administrative Borrower to Agent.

                  "Designated Account Bank" means PNC Bank, whose office is located at East Brunswick, New Jersey, and whose ABA number is 031 207 607.

                                  SCHEDULE E-1

                          ELIGIBLE INVENTORY LOCATIONS

ADVANCED LIGHTING TECHNOLOGIES, INC.

None.

APL ENGINEERED MATERIALS, INC.

2401 North Willow Road
Urbana, Illinois 61801-7332

Osram Sylvania Inc.*
655 South Willow Street
Manchester, New Hampshire 03103

GE Lighting*
Ravenna Lamp Plant #3949
6800 North Chestnut Street
Ravenna, Ohio 44266

Philips Lighting Company*
7265 Route 54
Bath, New York 47810

VENTURE LIGHTING INTERNATIONAL, INC.

32000 Aurora Road**
Solon, Ohio 44139

1020 North Batavia, Unit H**
Orange, California 92867-5529

Parcel 25
Elkhorn Industrial Park
900 Koopman Lane
Elkhorn, Wisconsin

Stevens Sales Company*
268 West 1530 South
Salt Lake City, Utah 84165-0596

CEW Lighting*
14040 Welch Road
Dallas, Texas 75244

CEW Lighting*
5465 E. Raines Road
Memphis, Tennessee 38115

Nevada Sales*
3581 Birtcher Drive
Las Vegas, Nevada 89118

Duraguard Products*
14006 NW Third Court
Vancouver, Washington 98685

Lighting & Electrical Assoc.*
3925 North I-10 Service Road West, Suite 109
Metairie, Louisiana 70002-6831

Fiberstars, Inc.*
44259 Noble Drive
Freemont, California 94538

Diversified Electrical Sales*
1975 Clay Avenue
Detroit, Michigan 48211

Kenall*
1020 Lakeside Drive
Gurnee, Illinois 60031

Gigar Sales Agency, Inc.*
6280 South Valley View Boulevard, D-412
Las Vegas, Nevada 89118

North Star Lighting*
2150 Parkes Drive
Broadview, Illinois 60155

Innovative Lighting Systems*
801 West South Boundary, Suite A
Perrysburg, Ohio 43551

SL Fixture Manufacturing*
5465 East Raines Road
Memphis, Tennessee 38115

L K Stadler Company*
N. 56 West 27126 Highway K
Sussex, Wisconsin 53089

QSSI/Pacific Die Cast Inc.*
1254 North Knollwood
Anaheim, California 92801

Charron, Inc.*
40 Londonderry Turnpike
Hooksett, New Hampshire 03106

QSSI/Pacific Die*
280 Scarlet Boulevard
Oldmar, Florida 34677

Widelite*
Division of Genlyte Companies
500 Wonder World Drive
San Marcos, Texas 78666

BALLASTRONIX (DELAWARE), INC.

None.

MICROSUN TECHNOLOGIES, INC.

None.

LIGHTING RESOURCES INTERNATIONAL, INC.

None.

ADLT SERVICES, INC.

None.

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.

10 Chandler Road
Amherst, Nova Scotia B4H 4S9
Canada

6889 Rexwood Road, Units 6 & 7**
Mississauga, Ontario L4V 1R2
Canada

Ruud Lighting, Inc.*
9201 Washington Avenue
Racine, Wisconsin 53406

Musco Sports Lighting*
2107 Stewart Road
Muscatine, Iowa 52761-0260

32000 Aurora Road
Solon, Ohio 44139

Hydrofarm Gardening Products*
755 Southpoint Boulevard
Petaluma, California 94954

Nova Scotia Business Inc.**
46 Anson Avenue Unit 4
Amherst, Nova Scotia
B4H 4R2

DEPOSITION SCIENCES, INC.

3300 Coffey Lane**
Santa Rosa, California 95403

*Consigned inventory will only be eligible up to $500,000 if an acceptable consignment agreement is obtained and Agent obtains a first priority lien on such consigned inventory.

**Inventory at a leased location will be eligible only if an acceptable landlord/mortgagee waiver is obtained.

                                  SCHEDULE E-2

                               ELIGIBLE EQUIPMENT

ADVANCED LIGHTING TECHNOLOGIES, INC.

None.

APL ENGINEERED MATERIALS, INC.

2401 North Willow Road*
Urbana, Illinois 61801-7332

VENTURE LIGHTING INTERNATIONAL, INC.

32000 Aurora Road*
Solon, Ohio 44139

BALLASTRONIX (DELAWARE), INC.

None.

MICROSUN TECHNOLOGIES, INC.

None.

LIGHTING RESOURCES INTERNATIONAL, INC.

None.

ADLT SERVICES, INC.

None.

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.

10 Chandler Road
Amherst, Nova Scotia B4H 4S9
Canada

6889 Rexwood Rd., Units 6 & 7*
Mississauga, Ontario L4V 1R2
Canada

DEPOSITION SCIENCES, INC.

3300 Coffey Lane*
Santa Rosa, California 95403

*Equipment at these locations will only be eligible if an acceptable landlord/mortgagee waiver is obtained.

                                  SCHEDULE G-1
                                   GUARANTORS

ADLT Realty Corp. 1, Inc.
Deposition Sciences, Inc.
Parry Power Systems Limited
Unison Fiber Optic Lighting Systems LLC
Venture Lighting Europe Ltd.
Venture Lighting Power Systems, North America, Inc.

                                  Schedule M-1

                               MATERIAL CONTRACTS

NOTE INDENTURE

Indenture between Advanced Lighting Technologies, Inc. and The Bank of New York, as Trustee, dated as of March 18, 1998; Uncured Payment Default

First Supplemental Indenture dated September 25, 1998 between Advanced Lighting Technologies, Inc. and The Bank of New York amending the Indenture dated March 18, 1998

VOTING TRUST AGREEMENTS

Amended and Restated Voting Trust Agreement dated as of October 1, 1999 by and among Wayne R. Hellman, as voting trustee, and the Shareholders listed on Exhibit A thereto

Amended and Restated Voting Trust Agreement dated as of October 1, 1999 among Alan J. Ruud, as voting trustee, and the Shareholders listed on Exhibit A thereto

MANAGEMENT CONTRACTS, COMPENSATORY PLANS AND ARRANGEMENTS

Loan Agreement dated as of October 8, 1998 between Advanced Lighting Technologies, Inc. and Wayne R Hellman

Secured Promissory Note of Wayne R. Hellman dated as of October 8, 1998 in the amount of $9,000,000 to Advanced Lighting Technologies, Inc.

First Amendment to Loan Agreement, Secured Promissory Note and Security Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of November 22, 2000

Second Amendment to Loan Agreement, Secured Promissory Note and Security Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of March 15, 2001

Third Amendment to Loan Agreement, Secured Promissory Note and Security Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of April 25, 2002

Amended and Restated Employment Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated as of October 8, 1998

Advanced Lighting Technologies, Inc. Amended and Restated 1995 Incentive Award Plan

Advanced Lighting Technologies, Inc. 1997 Billion Dollar Market Capitalization Incentive Award Plan

Advanced Lighting Technologies, Inc. Amended and Restated 1998 Incentive Award Plan

Deposition Sciences, Inc. 2001 Equity Incentive Plan

Mutual Release and Indemnification Agreement by and between Advanced Lighting Technologies, Inc. and Louis S. Fisi dated as of December 31, 1999

Consulting Agreement by and between Advanced Lighting Technologies, Inc. and Louis S. Fisi dated as of December 31, 1999

Release and Settlement Agreement by and between Advanced Lighting Technologies, Inc. and Steven C. Potts dated as of May 29, 2002

Addendum to Release and Settlement Agreement by and between Advanced Lighting Technologies, Inc. and Steven C. Potts dated as of September 6, 2002

Addendum to Release and Settlement Agreement by and between Advanced Lighting Technologies, Inc. and Steven C. Potts dated as of January 2, 2003

Addendum to Release and Settlement Agreement by and between Advanced Lighting Technologies, Inc. and Steven C. Potts dated as of April 15, 2003

OTHER AGREEMENTS

Lease Agreement by and between Macken Associates and Deposition Sciences, Incorporated dated March 2, 2001

Agreement dated April 16, 2001 by and between Macken Associates and Deposition Sciences, Inc. amending the Lease Agreement by and between the same parties dated March 2, 2001

Second Amendment to Lease dated June 20, 2001 by and between Macken Associates and Deposition Sciences, Inc. amending the Lease Agreement by and between the same parties dated March 2, 2001

Option Agreement to Purchase Real Property dated March 2, 2001 by and between Macken Associates and Deposition Sciences, Incorporated with respect to the premises leased by the second party from the first party pursuant to the Lease Agreement by and between them dated March 2, 2001

Agreement dated May 29, 2001 by and between Macken Associates and Deposition Sciences, Inc. amending the Option Agreement to Purchase Real Property by and between the same parties dated March 2, 2001

Stock Purchase Agreement by and between Advanced Lighting Technologies, Inc. and General Electric Company dated as of September 28, 1999

Contingent Warrant Agreement dated as of September 30, 1999 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998, as subsequently amended and restated October 1, 2000

Amendment to Contingent Warrant Agreement dated as of August 31, 2000 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Second Amendment to Contingent Warrant Agreement dated as of June 29, 2001 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne
R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Third Amendment to Contingent Warrant Agreement dated as of September 28, 2001 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Fourth Amendment to Contingent Warrant Agreement dated as of December 31, 2001 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998 (Form 10-Q Exhibit 10.2)

Fifth Amendment to Contingent Warrant Agreement dated as of March 31, 2002 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne
R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Sixth Amendment to Contingent Warrant Agreement dated as of June 30, 2002 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998

Patent and Technical Assistance Agreement by and among Advanced Lighting Technologies, Inc., APL Engineered Materials, Inc. and General Electric Company, acting through its GE Lighting business, dated as of September 30, 1999

Series A1 Warrant to Purchase Common Shares of Advanced Lighting Technologies, Inc. issued to General Electric Company dated as of October 6, 1999

Contract Hire Agreement by and between Venture Lighting Europe Limited and Arval Limited dated July 18, 2001

Contract Hire Agreement by and between Venture Lighting Europe Limited and Network Vehicles Limited dated August 28, 2002

Contract Hire Agreement by and between Venture Lighting Europe Limited and Capital Bank Vehicle Management Limited dated April 23, 2001

Contract Hire Agreement by and between Venture Lighting Europe Limited and Shogun Finance Limited dated December 8, 2000

Consolidated Agreement by and between Parry Power Systems Limited and Symix (UK) Limited dated June 10, 1998

Contract Agreement by and between Venture Lighting Europe Limited and GasForce Limited dated April 1, 2003

Software License Agreement by and between Venture Lighting Europe Limited and Rutherford Webb Plc dated March 9, 2000

Fixed Term Hire Agreement by and between Venture Lighting Europe Limited and Copystatic Midlands Limited dated June 6, 2001

Hire Agreement by and between Venture Lighting Europe Limited and Neopost Finance Limited dated October 10, 2002

Maintenance contract by and between Parry Power Systems Limited and Netserv Limited dated August 5, 1998

Consignment Agreement by and between Parry Power Systems Limited and Whitecroft Lighting Limited dated February 17, 1999

Consignment Agreement by and between WJ Parry & Co. (Nottingham) Ltd. and D. W. Windsor Limited dated January 17, 1996

Service Agreement by and between Parry Power Systems Limited and Continental Airlines Inc. dated September 19, 1997

Agency Agreement by and among Venture Lighting Europe Limited, Advanced Lighting Technologies Europe Limited and Gustave Reiland dated May 1, 1999

Agency Agreement by and between Venture Lighting Europe Limited and Erressee Light SRL dated June 29, 2000

Maintenance Agreement by and between Venture Lighting Europe Limited and ADT Fire and Security Plc

Supply contract by and between Venture Lighting Europe Limited and NUS Consulting Group Limited dated November 25, 2002

Settlement Agreement by and between Venture Lighting Europe Limited and Technische Verlichting B.V. dated February 4, 2002

Distribution Agreement by and among Venture Lighting Power Systems, North America Inc. (formerly Ballastronix Inc.) and Advanced Lighting Technologies, Canada Inc. and Osram Sylvania Ltd./Ltee. dated May 8, 1998.

Component Purchase Agreement by and among Ruud Lighting, Inc., Venture Lighting International Inc. and Advanced Lighting Technologies, Inc. dated December 3, 2001. (Although Venture Lighting Power Systems, North America Inc. is not a party to this agreement, it would be adversely impacted by its cancellation).

First Amendment to Component Purchase Agreement by and among Ruud Lighting Inc., Venture Lighting International Inc. and Advanced Lighting International, Inc. dated November 18, 2002.

Second Amendment to Component Purchase Agreement by and among Ruud Lighting Inc., Venture Lighting International Inc. and Advanced Lighting International, Inc. dated April 21, 2003.

Lease by and between Nova Scotia Business Incorporated and Venture Lighting Power Systems, North America Inc. respecting Unit #4 of the Amherst Area Industrial Mall dated as of February 28, 2003 for a term commencing March 1, 2003 and ending February 29, 2004.

Consignment Agreement by and between Venture Power Lighting Systems, North America Inc. and Rea Magnet Wire Company, Inc. dated June 1, 2002 for a term commencing July 1, 2002 through September 30, 2004 for supply of copper and aluminum magnet wire on consignment at our location in Amherst, with 60 day payment terms and a volume rebate.

Lease Agreement by and between Ballastronix Inc., which subsequently amalgamated to form Venture Lighting Power Systems, North America Inc. and Erinview Holdings Limited dated June 30, 1993 and extended by an agreement dated March 3, 1994, for a term commencing July 1, 1993 and expiring June 30, 1994 followed by consecutive terms commencing July 1, 1994 and expiring June 30, 2003 respecting Units 6 and 7, 6889 Rexwood Road, Mississauga, ON.

Lease Extension and Amendment Agreement by and between Erinview Holdings Limited and Venture Lighting Power Systems, North America Inc. dated May 2, 2003 for the period commencing July 1, 2003 through June 30, 2006 respecting Units 6 and 7, 6889 Rexwood Road, Mississauga, ON.

Assignment of goodwill between Parry Power Systems Limited and Venture Lighting Europe Limited dated July 21, 1999

Assignment of debts between Parry Power Systems Limited and Venture Lighting Europe Limited dated July 21, 1999

Asset Sale Agreement between Parry Power Systems Limited and Venture Lighting Europe Limited dated July 21, 1999

Assignment of goodwill between ADLT Logistics Limited and Venture Lighting Europe Limited dated July 21, 1999

Assignment of debts between ADLT Logistics Limited and Venture Lighting Europe Limited dated July 21, 1999

Asset Sale Agreement between ADLT Logistics Limited and Venture Lighting Europe Limited dated July 21, 1999

Tenancy Agreement between Christopher Thomas Anthony and Venture Lighting Europe dated April 25, 2003 relating to Victoria Mills, Draycott, Derbyshire, United Kingdom.

                                  SCHEDULE P-1

                                 PERMITTED LIENS

U.S. ENTITIES

Charge Over Shares granted by Advanced Lighting Technologies, Inc. ("ADLT") in favor of PNC Bank, National Association dated May 21, 1999.*

Open End Mortgage, Security Agreement and Assignment of Rents in favor of First Merit Bank, N.A. (f/k/a Security Federal Savings and Loan Association of Cleveland) dated March 26, 1997 for the property located at 10240 Glen-Eagle #3, Twinsburg, Ohio 44087 for the original principal sum of $185,000. Assignment of Rents and Leases dated March 26, 1997 for the original principal sum of $185,000 in favor of First Merit Bank, N.A. (f/k/a Security Federal Savings and Loan Association of Cleveland).

Mortgage between APL Engineered Materials, Inc. and Bank Illinois (f/k/a The Champaign National Bank) April 21, 1992 to secure indebtedness for the original principal sum of $1,100,000 on the real property of APL Engineered Materials, Inc. located at 2401 N. Willow Road, Urbana, IL 61802.

Mortgage, Security Agreement and Assignment of Leases and Rents between ADLT Realty Corp. I, Inc. and Midland Loan Services dated May 31, 1996 to secure indebtedness for the original principal sum of $4,900,000 on the real property of ADLT Realty Corp. I, Inc. located at 32000 Aurora Road, Solon Ohio 44139.

Shareholders Agreement dated August 17, 1998 by and among Hexagram, Inc. ("Hexagram") and the shareholders of ADLT restricts the ability of ADLT to assign or grant a security interest in the stock of Hexagram.

Restated Investor Agreement among Fiberstars, Inc., ADLT and Unison Fiber Optic Lighting Systems LLC dated as of January 31, 2000 restricts the ability of ADLT to assign or grant a security interest in the Fiberstars, Inc. stock.

Please also see Attachment A.

VENTURE LIGHTING EUROPE LIMITED

1. Debenture dated May 21, 1999 in favor of PNC Bank, National Association in its capacity as Agent and Trustee for the lenders of the security constituted by the Debenture registered at Companies House, Cardiff on May 25, 1999.*

2. Debenture dated February 6, 2003 in favor of PNC Bank, National Association in its capacity as Agent and Trustee for the lenders of the security constituted by the Debenture.*

PARRY POWER SYSTEMS LIMITED

1. Debenture dated May 21, 1999 in favor of PNC Bank, National Association in its capacity as Agent and Trustee for the lenders of the security constituted by the Debenture registered at Companies House, Cardiff on May 25, 1999.*

2. Debenture dated February 6, 2003 in favor of PNC Bank, National Association in its capacity as Agent and Trustee for the lenders of the security constituted by the Debenture.*

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.

1. A financing statement between Venture Lighting Power Systems, North America Inc. ("VLNA") as debtor and Praxair Canada Inc. as secured party registered on March 31, 2003, as Registration Number 6606531, expiring on March 31, 2009, with respect to certain equipment, bulk cyrogenic storage tanks used for the storage filing and delivery of industrial and medical gases, related equipment and proceeds therefrom (filed in Nova Scotia).

2. A Financing Statement between VLNA as debtor and Royal Bank of Canada as secured party registered on December 16, 2002, as Registration Number 6237645, expiring on December 16, 2007, with respect to monies or amounts that may from time to time be on deposit in the name of VLNA with or owed to VLNA by the secured party, Royal Bank Mortgage Corporation, The Royal Trust Company or Royal Trust Corporation of Canada or any two or more of them, and VLNA's rights to such moneys and all proceeds (filed in Nova Scotia) (Subject to a priorities agreement that caps the lien at 15,000 Canadian dollars).

3. A Financing Statement between VLNA as debtor and Rea Magnet Wire Company Inc. as secured party registered on October 31, 2002, as Registration Number 60823249, expiring on October 31, 2007, all products supplied to VLNA by the secured party and proceeds of sales thereof (filed in Nova Scotia) (This is a consignment arrangement).

4. A Financing Statement between VLNA as debtor and Atlantic Air Cleaning Specialists Ltd. as secured party registered on January 7, 2002, as Registration Number 4911313, expiring on January 7, 2005, with respect to a Dust Hog Cyclone Model #C-3015 (filed in Nova Scotia).

5. A Financing Statement between VLNA as debtor and CIT Financial Ltd. as secured party registered on December 10, 1998, as Registration Number 1215018, expiring on December 10, 2004, with respect to a Lucent Definity System with audix, together with all accessions, attachments and accessories, and proceeds in any form (filed in Nova Scotia).

6. A Financing Statement between VLNA as debtor and PNC Bank (National Association as Agent) as secured party registered on May 20, 1999, as Registration Number 1810963 without expiration (an infinite registration), with respect to all of VLNA's present and after-acquired personal property (filed in Nova Scotia).*

7. A Financing Statement between Canadian Lighting Systems Holding, Incorporated as debtor and PNC Bank (National Association, as Agent) as secured party registered on May 20,

1999, as Registration Number 1810963, without expiration (an infinite registration), with respect to all of the debtor's present and after-acquired personal property except shares in Ballastronix Incorporated (filed in Nova Scotia).*

8. A Financing Statement between VLNA as debtor and PNC Bank (National Association as Agent) as secured party registered on May 20, 1999 filed in Ontario against VLNA.*

9. A Financing Statement between Canadian Lighting Systems Holding, Incorporated as debtor and PNC Bank (National Association, as Agent) as secured party registered on May 20, 1999 filed in Ontario filed against Ballastronix.*

*Liens in favor of PNC Bank, National Association, as Agent shall be terminated and released pursuant to the pay-off letter between PNC Bank, National Association and Advanced Lighting Technologies, Inc. dated June 30, 2003.

                                  ATTACHMENT A
                                       to
                                  SCHEDULE P-1

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS


ADVANCED LIGHTING TECHNOLOGIES, INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF UCC
          -------------                       ------------                   -----------
--------  ----------------------------------- ------------------------------ ---------------------------
1         Security Federal Savings & Loan     Ohio S/S                       UCC-1
          Association of Cleveland

                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
2         Security Federal Savings & Loan     Ohio S/S                       UCC-1
          Association of Cleveland

                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
3         Commerce Exchange Bank              Ohio S/S                       UCC-1
          (assigned by Dove Management
          Ser, Inc.)
--------  ----------------------------------- ------------------------------ ---------------------------
4         Hinsbrook Bank & Trust              Ohio S/S                       UCC-1
          (assigned by Oakcreek Funding
          Corp.)
--------  ----------------------------------- ------------------------------ ---------------------------
5         PNC Bank, National Association,     Ohio S/S                       UCC-1
          as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
6         Citicorp Del Lease, Inc.            Ohio S/S                       UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
7         Citicorp Del Lease, Inc.            Ohio S/S                       UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
8         General Electric Capital            Ohio S/S                       UCC-1
          Corporation

                                                                             UCC-3 Amendment


                                                                             UCC-3 Continuation



--------  ----------------------------------- ------------------------------ ---------------------------
9         General Electric Capital            Ohio S/S                       UCC-1
          Corporation

--------  ----------------------------------- ------------------------------ ---------------------------
10        Security Federal Savings & Loan     Cuyahoga County, OH            UCC-1
          Association of Cleveland

                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
11        Commerce Exchange Bank              Cuyahoga County, OH            UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------




                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         Security Federal Savings & Loan     AM88264                 Equipment
          Association of Cleveland            filed 07/15/1996

                                              20011170266             Continuation
                                              filed 03/12/2001
--------  ----------------------------------- ----------------------  --------------------------------------
2         Security Federal Savings & Loan     AN08872                 Equipment
          Association of Cleveland            filed 10/07/1996

                                              20011310280             Continuation
                                              filed 04/10/2001
--------  ----------------------------------- ----------------------  --------------------------------------
3         Commerce Exchange Bank              AP0109481               Equipment (computer)
          (assigned by Dove Management        filed 12/21/1998
          Ser, Inc.)
--------  ----------------------------------- ----------------------  --------------------------------------
4         Hinsbrook Bank & Trust              AP0116266               Equipment lease.
          (assigned by Oakcreek Funding       filed 01/21/1999
          Corp.)
--------  ----------------------------------- ----------------------  --------------------------------------
5         PNC Bank, National Association,     AP0145769               Blanket lien.
          as Agent(1)                           filed 05/24/1999
--------  ----------------------------------- ----------------------  --------------------------------------
6         Citicorp Del Lease, Inc.            AP0241946               Equipment (GENICLIFT)
                                              filed 05/22/2000
--------  ----------------------------------- ----------------------  --------------------------------------
7         Citicorp Del Lease, Inc.            AP0242171               Equipment (GENICLIFT)
                                              filed 05/23/2000
--------  ----------------------------------- ----------------------  --------------------------------------
8         General Electric Capital            AP0083123
          Corporation                         filed 09/15/1998

                                              20030760168             Debtor name change from
                                              filed 03/14/2003        Advanced Lighting, Inc.

                                              20030760170             Continuation
                                              filed 03/14/2003


--------  ----------------------------------- ----------------------  --------------------------------------
9         General Electric Capital            OH00062869125           In Lieu of Continuation Statement to
          Corporation                         filed 04/25/2003        continue effectiveness of Cuyahoga
                                                                      County filings.
--------  ----------------------------------- ----------------------  --------------------------------------
10        Security Federal Savings & Loan     1349903                 Equipment
          Association of Cleveland            filed 07/23/1996

                                              200103219045            Continuation.
                                              filed 03/21/2001
--------  ----------------------------------- ----------------------  --------------------------------------
11        Commerce Exchange Bank              1420020                 Equipment (computer).
                                              filed 05/08/1998
--------  ----------------------------------- ----------------------  --------------------------------------



          SECURED PARTY                       JURISDICTION                   TYPE OF UCC
          -------------                       ------------                   -----------
--------  ----------------------------------- ------------------------------ ---------------------------
12        Commerce Exchange Bank              Cuyahoga County, OH            UCC-1
          (assigned by Dove Management
          Ser, Inc.)
--------  ----------------------------------- ------------------------------ ---------------------------
13        Dove Management Ser, Inc.           Cuyahoga County, OH            UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
14        PNC Bank, National Association,     Cuyahoga County, OH            UCC-1
          as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
15        Citicorp Del Lease, inc.            Cuyahoga County, OH            UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
16                                            Cuyahoga County, OH            State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
17                                            Cuyahoga County, OH            Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
18                                            Cuyahoga County, OH            Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
19                                            Cuyahoga County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
20        Security Federal Savings & Loan     Summit County, OH              UCC-1
          Association of Cleveland

                                                                             UCC-3

--------  ----------------------------------- ------------------------------ ---------------------------
21        Security Federal Savings & Loan     Summit County, OH              UCC-1
          Association of Cleveland

                                                                             UCC-3

--------  ----------------------------------- ------------------------------ ---------------------------
22                                            Summit County, OH              State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
23        State of Ohio Department of         Summit County, OH              Judgment lien
          Taxation
--------  ----------------------------------- ------------------------------ ---------------------------
24        State of Ohio Department of         Summit County, OH              Judgment lien
          Taxation
--------  ----------------------------------- ------------------------------ ---------------------------
25                                            Summit County, OH              Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
26                                            Summit County, OH              Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
27                                            Middletown City, RI            UCC
--------  ----------------------------------- ------------------------------ ---------------------------
28                                            Middletown City, RI            State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
29                                            Middletown City, RI            Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
30        Citizens Leasing Corporation        Middletown City, RI            Fixture

--------  ----------------------------------- ------------------------------ ---------------------------


                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
12        Commerce Exchange Bank              199812189021            Equipment (computer).
          (assigned by Dove Management        filed 12/18/1998
          Ser, Inc.)
--------  ----------------------------------- ----------------------  --------------------------------------
13        Dove Management Ser, Inc.           199903109079            Office furniture.
                                              filed 03/10/1999
--------  ----------------------------------- ----------------------  --------------------------------------
14        PNC Bank, National Association,     199905259067            Blanket lien.
          as Agent(1)                         filed 05/25/1999
--------  ----------------------------------- ----------------------  --------------------------------------
15        Citicorp Del Lease, inc.            200005249009            Equipment (GENICLIFT)
                                              filed 05/24/2000
--------  ----------------------------------- ----------------------  --------------------------------------
16                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
17                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
18                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
19                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
20        Security Federal Savings & Loan     506390                  Equipment
          Association of Cleveland            filed 07/11/1996

                                              21052013                Continuation
                                              filed 03/17/2001
--------  ----------------------------------- ----------------------  --------------------------------------
21        Security Federal Savings & Loan     509001                  Equipment
          Association of Cleveland            filed 10/01/1996

                                              21052913                Continuation
                                              filed 04/10/2001
--------  ----------------------------------- ----------------------  --------------------------------------
22                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
23        State of Ohio Department of         98-2416                 Withholding Tax
          Taxation                            filed 10/24/1997        $938.53
--------  ----------------------------------- ----------------------  --------------------------------------
24        State of Ohio Department of         98-4753                 Withholding Tax
          Taxation                            filed 04/24/1998        $4,176.54
--------  ----------------------------------- ----------------------  --------------------------------------
25                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
26                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
27                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
28                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
29                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
30        Citizens Leasing Corporation        494/109                 Equipment at 85 Johnny Cake Hill
                                              filed 02/12/1999        Road, Middletown, RI
--------  ----------------------------------- ----------------------  --------------------------------------

                                       -2-


          SECURED PARTY                       JURISDICTION                   TYPE OF UCC
          -------------                       ------------                   -----------
--------  ----------------------------------- ------------------------------ ---------------------------
31        Citizens Leasing Corporation        Middletown City, RI            Fixture

--------  ----------------------------------- ------------------------------ ---------------------------
32                                            Middletown City, RI            Federal Tax lien
--------  ----------------------------------- ------------------------------ ---------------------------


--------------------------------------------------------------------------------------------------------

                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
31        Citizens Leasing Corporation        494/218                 Equipment at 85 Johnny Cake Hill
                                              filed 02/17/1999        Road, Middletown, RI
--------  ----------------------------------- ----------------------  --------------------------------------
32                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------


------------------------------------------------------------------------------------------------------------

NOTES:

1. This financing statement will be terminated pursuant to the PNC Bank, National Association, pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS


ADLT REALTY CORP. I, INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF UCC
          -------------                       ------------                   -----------
--------  ----------------------------------- ------------------------------ ---------------------------
1         LaSalle National Bank, as           Ohio S/S                       UCC-1
          Trustee
--------  ----------------------------------- ------------------------------ ---------------------------
2         PNC Bank, National Association,     Ohio S/S                       UCC-1
          as Agent(1)

--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
3         LaSalle National Bank, as           Cuyahoga County, OH            UCC-1
          Trustee

--------  ----------------------------------- ------------------------------ ---------------------------
4         PNC Bank, National Association,     Cuyahoga County, OH            UCC-1
          as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
5                                             Cuyahoga County, OH            State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
6                                             Cuyahoga County, OH            Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
7                                             Cuyahoga County, OH            Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
8                                             Cuyahoga County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------



---------------------------------------------------------------------------------------------------------

                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         LaSalle National Bank, as           AP0035069               Fixtures at property in Solon, Ohio.
          Trustee                             filed 03/23/1998
--------  ----------------------------------- ----------------------  --------------------------------------
2         PNC Bank, National Association,     AP0145782               Blanket lien.
          as Agent(1)                         filed 05/24/1999

--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
3         LaSalle National Bank, as           1414616                 Fixtures at property in Solon, Ohio.
          Trustee                             filed 03/11/1998

--------  ----------------------------------- ----------------------  --------------------------------------
4         PNC Bank, National Association,     199905259054            Blanket lien.
          as Agent(1)                         filed 05/25/1999
--------  ----------------------------------- ----------------------  --------------------------------------
5                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
6                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
7                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
8                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------



------------------------------------------------------------------------------------------------------------


NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS


ADLT SERVICES, INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF UCC
          -------------                       ------------                   -----------
--------  ----------------------------------- ------------------------------ ---------------------------
1         PNC Bank, National Association,     Ohio S/S                       UCC-1
          as Agent(1)

--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
2         PNC Bank, National Association,     Cuyahoga County, OH            UCC-1
          as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
3                                             Cuyahoga County, OH            State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
4                                             Cuyahoga County, OH            Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
5                                             Cuyahoga County, OH            Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
6                                             Cuyahoga County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------



---------------------------------------------------------------------------------------------------------


                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         PNC Bank, National Association,     AP0145785               Blanket lien.
          as Agent(1)                         filed 05/24/1999

--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
2         PNC Bank, National Association,     199905259051            Blanket lien.
          as Agent(1)                         filed 05/25/1999
--------  ----------------------------------- ----------------------  --------------------------------------
3                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
4                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
5                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
6                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------



------------------------------------------------------------------------------------------------------------


NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS



APL ENGINEERED MATERIALS, INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
1         The Champaign National              Illinois S/S                   UCC-1
          Bank


                                                                             UCC-3 Continuation


                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
2         PNC Bank, National                  Illinois S/S                   UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------
3                                             Illinois S/S                   Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
4                                             Champaign County, IL           State Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------
5                                             Champaign County, IL           Judgment liens.
--------  ----------------------------------- ------------------------------ ---------------------------
6                                             Champaign County, IL           Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
7                                             Champaign County, IL           Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
8                                             Ohio S/S                       UCC
--------  ----------------------------------- ------------------------------ ---------------------------
9                                             Cuyahoga County, OH            UCC
--------  ----------------------------------- ------------------------------ ---------------------------
10        State of Ohio Department of         Cuyahoga County, OH            State tax lien
          Taxation

--------  ----------------------------------- ------------------------------ ---------------------------
11        State of Ohio Department of         Cuyahoga County, OH            State tax lien
          Taxation

--------  ----------------------------------- ------------------------------ ---------------------------
12        State of Ohio Department of         Cuyahoga County, OH            Judgment lien
          Taxation v. APL Engineered
          Materials
--------  ----------------------------------- ------------------------------ ---------------------------
13        State of Ohio Department of         Cuyahoga County, OH            Judgment lien
          Taxation v. APL Engineered
          Materials
--------  ----------------------------------- ------------------------------ ---------------------------

                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         The Champaign National              2883308                 Assignment of Rents for
          Bank                                filed 08/14/1991        property in Champaign County,
                                                                      Illinois.

                                              3562595                 Continued.
                                              filed 07/09/1996

                                              4349714                 Continued.
                                              filed 03/06/2001
--------  ----------------------------------- ----------------------  --------------------------------------
2         PNC Bank, National                  4040182                 Blanket lien.
          Association, as Agent(1)            filed 05/24/1999


--------  ----------------------------------- ----------------------  --------------------------------------
3                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
4                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
5                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
6                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
7                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
8                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
9                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
10        State of Ohio Department of         78010                   $4,384.17
          Taxation                            04/21/1993              Corporate Franchise Tax.

--------  ----------------------------------- ----------------------  --------------------------------------
11        State of Ohio Department of         ST95001007              $1,102.00
          Taxation                            filed 11/15/1995        Corporate Franchise Tax.

--------  ----------------------------------- ----------------------  --------------------------------------
12        State of Ohio Department of         415/345A                $4,384.17
          Taxation v. APL Engineered          04/21/1993
          Materials
--------  ----------------------------------- ----------------------  --------------------------------------
13        State of Ohio Department of         JL-95-014926            $1,102.00
          Taxation v. APL Engineered          filed 11/15/1995
          Materials
--------  ----------------------------------- ----------------------  --------------------------------------


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
14                                            Cuyahoga County, OH            Fixture
--------  ----------------------------------- ------------------------------ ---------------------------
15                                            Cuyahoga County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------



--------------------------------------------------------------------------------------------------------


                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
14                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
15                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------



------------------------------------------------------------------------------------------------------------

NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS




BALLASTRONIX (DELAWARE), INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
1         PNC Bank, National                  Delaware S/S                   UCC-1
          Association, as Agent(1)

--------  ----------------------------------- ------------------------------ ---------------------------
2                                             Delaware S/S                   Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
3                                             Ohio S/S                       UCC
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
4                                             Cuyahoga County, OH            UCC
--------  ----------------------------------- ------------------------------ ---------------------------
5                                             Cuyahoga County, OH            State tax lien
--------  ----------------------------------- ------------------------------ ---------------------------
6                                             Cuyahoga County, OH            Judgment lien
--------  ----------------------------------- ------------------------------ ---------------------------
7                                             Cuyahoga County, OH            Fixture
--------  ----------------------------------- ------------------------------ ---------------------------
8                                             Cuyahoga County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------


                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         PNC Bank, National                  9924928                 Blanket lien.
          Association, as Agent(1)            filed 05/24/1999

--------  ----------------------------------- ----------------------  --------------------------------------
2                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
3                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
4                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
5                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
6                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
7                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
8                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------

NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS

DEPOSITION SCIENCES, INC.

          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
1         Merrill Lynch Business              California S/S                 UCC-1
          Financial Service Inc.

                                                                             UCC-3 Amendment


                                                                             UCC-3

--------  ----------------------------------- ------------------------------ ---------------------------
2         New England Capital                 California S/S                 UCC-1
          Corporation(2)

                                                                             UCC-1



--------  ----------------------------------- ------------------------------ ---------------------------
3         The Manifest Group                  California S/S                 UCC-1
          (assigned by Acceptance
          Leasing)
--------  ----------------------------------- ------------------------------ ---------------------------
4         Trinity Capital Corporation         California S/S                 UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
5         PNC Bank, National                  California S/S                 UCC-1
          Association, as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
6         Safeco Credit Co. Inc. DBA          California S/S                 UCC-1
          SAFELINE Leasing
--------  ----------------------------------- ------------------------------ ---------------------------
7         Osram Gmbh                          California S/S                 UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
8         Osram Sylvania Inc.                 California S/S                 UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
9                                             California S/S                 State tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------
10                                            California S/S                 Judgment liens.
--------  ----------------------------------- ------------------------------ ---------------------------
11                                            California S/S                 Federal tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
12                                            Sonoma County, CA              State Tax lien.

--------  ----------------------------------- ------------------------------ ---------------------------
13                                            Sonoma County, CA              Judgment liens.
--------  ----------------------------------- ------------------------------ ---------------------------

                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         Merrill Lynch Business              93233934                Blanket lien.
          Financial Service Inc.              filed 11/19/1993

                                              96052C0556              One piece of equipment added.
                                              filed 02/20/1996

                                              98159C0079              Continuation.
                                              filed 06/04/1998
--------  ----------------------------------- ----------------------  --------------------------------------
2         New England Capital                 93234944                Equipment lease.
          Corporation(2)                      filed 11/19/1993

                                              98245C0341              Continuation.
                                              filed 08/31/1998

                                                                      Terminated2
--------  ----------------------------------- ----------------------  --------------------------------------
3         The Manifest Group                  9903360620              Equipment lease.
          (assigned by Acceptance             filed 01/26/1999
          Leasing)
--------  ----------------------------------- ----------------------  --------------------------------------
4         Trinity Capital Corporation         9912461383              Equipment lease.
                                              filed 04/28/1999
--------  ----------------------------------- ----------------------  --------------------------------------
5         PNC Bank, National                  9914560603              Blanket lien.
          Association, as Agent(1)            filed 05/24/1999
--------  ----------------------------------- ----------------------  --------------------------------------
6         Safeco Credit Co. Inc. DBA          0107360009              Equipment lease (forklift).
          SAFELINE Leasing                    filed 03/08/2001
--------  ----------------------------------- ----------------------  --------------------------------------
7         Osram Gmbh                          0131260677              Equipment (Contract Machine)
                                              filed 10/07/2001
--------  ----------------------------------- ----------------------  --------------------------------------
8         Osram Sylvania Inc.                 0135360118               Equipment (Contract Machine)
                                              filed 12/18/2001
--------  ----------------------------------- ----------------------  --------------------------------------
9                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
10                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
11                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
12                                            2002-4471               Property Tax lien for $97.53.
                                              filed 12/19/2002
--------  ----------------------------------- ----------------------  --------------------------------------
13                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
14                                            Sonoma County, CA              Fixtures.
--------  ----------------------------------- ------------------------------ ---------------------------
15                                            Sonoma County, CA              Federal Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
16        PNC Bank, National                  Ohio S/S                       UCC-1
          Association, as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
17        Osram Sylvania Products,            Ohio S/S                       UCC-1
          Inc.
--------  ----------------------------------- ------------------------------ ---------------------------
18        PHILIPS GmbH                        Ohio S/S                       UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
19        PNC Bank, National                  Cuyahoga County, OH            UCC-1
          Association, as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
20                                            Cuyahoga County, OH            State tax lien
--------  ----------------------------------- ------------------------------ ---------------------------
21                                            Cuyahoga County, OH            Judgment lien
--------  ----------------------------------- ------------------------------ ---------------------------
22                                            Cuyahoga County, OH            Fixture
--------  ----------------------------------- ------------------------------ ---------------------------
23                                            Cuyahoga County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------

--------------------------------------------------------------------------------------------------------



                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
14                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
15                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
16        PNC Bank, National                  AP0145771               Blanket lien.
          Association, as Agent(1)            filed 05/24/1999
--------  ----------------------------------- ----------------------  --------------------------------------
17        Osram Sylvania Products,            OH00046144210           Equipment (Coating Machine)
          Inc.                                filed 03/07/2002
--------  ----------------------------------- ----------------------  --------------------------------------
18        PHILIPS GmbH                        OH00048638542           Equipment (DSI Microdyn M-117
                                              filed 05/01/2002        Machine)
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
19        PNC Bank, National                  199905259065            Blanket lien.
          Association, as Agent(1)            filed 05/25/1999
--------  ----------------------------------- ----------------------  --------------------------------------
20                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
21                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
22                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
23                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------

------------------------------------------------------------------------------------------------------------

NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

2. This financing statement was terminated by #63290, filed with the California Secretary of State, however, the financing statement record still showed up as an active lien in our search results. Please note that it has been terminated.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS



LIGHTING RESOURCES INTERNATIONAL, INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
1         PNC Bank, National                  Ohio S/S                       UCC-1
          Association, as Agent(1)

--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
2         PNC Bank, National                  Cuyahoga County, OH            UCC-1
          Association, as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
3                                             Cuyahoga County, OH            State tax lien
--------  ----------------------------------- ------------------------------ ---------------------------
4                                             Cuyahoga County, OH            Judgment lien
--------  ----------------------------------- ------------------------------ ---------------------------
5                                             Cuyahoga County, OH            Fixture
--------  ----------------------------------- ------------------------------ ---------------------------
6                                             Cuyahoga County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
7         PNC Bank, National                  Huron County, OH               UCC-1
          Association, as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
8                                             Huron County, OH               State tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
9                                             Huron County, OH               Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
10                                            Huron County, OH               Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
11                                            Huron County, OH               Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
12                                            Sandusky County, OH            UCC
--------  ----------------------------------- ------------------------------ ---------------------------
13                                            Sandusky County, OH            State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
14                                            Sandusky County, OH            Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
15                                            Sandusky County, OH            Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
16                                            Sandusky County, OH            Federal Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------

---------------------------------------------------------------------------------------------------------



                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
1         PNC Bank, National                  AP0145784               Blanket lien.
          Association, as Agent(1)            filed 05/24/1999

--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
2         PNC Bank, National                  199905259052            Blanket lien.
          Association, as Agent(1)            filed 05/25/1999
--------  ----------------------------------- ----------------------  --------------------------------------
3                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
4                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
5                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
6                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
7         PNC Bank, National                  000080976               Blanket lien.
          Association, as Agent(1)            filed 05/25/1999
--------  ----------------------------------- ----------------------  --------------------------------------
8                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
9                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
10                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
11                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
12                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
13                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
14                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
15                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
16                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------

------------------------------------------------------------------------------------------------------------

NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS


MICROSUN TECHNOLOGIES, INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
1         PNC Bank, National                  New Jersey S/S                 UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------
2         PNC Bank, National                  New Jersey S/S                 UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
3                                             Mercer County, NJ              State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
4                                             Mercer County, NJ              Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
5                                             Mercer County, NJ              Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
6                                             Mercer County, NJ              Federal Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
7         Associates Leasing, Inc.            Ohio S/S                       UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
8         PNC Bank, National                  Ohio S/S                       UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------
9         PNC Bank, National                  Ohio S/S                       UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
10        Associates Leasing, Inc.            Cuyahoga County, OH            UCC-1

--------  ----------------------------------- ------------------------------ ---------------------------
11        PNC Bank, National                  Cuyahoga County, OH            UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------
12        PNC Bank, National                  Cuyahoga County, OH            UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------



                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         PNC Bank, National                  01907564                Blanket lien.
          Association, as Agent(1)            filed 05/24/1999        *filed against Web Design
                                                                      Associates, Inc. a d/b/a of
                                                                      Microsun Technologies, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------
2         PNC Bank, National                  01907575                Blanket lien.
          Association, as Agent(1)            filed 05/24/1999        *filed against Microsun
                                                                      Technologies, Inc. d/b/a Web
                                                                      Design Associates, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
3                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
4                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
5                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
6                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
7         Associates Leasing, Inc.            AP0019296               Equipment lease.
                                              filed 01/21/1998
--------  ----------------------------------- ----------------------  --------------------------------------
8         PNC Bank, National                  AP0145775               Blanket lien.
          Association, as Agent(1)              filed 05/24/1999        *filed against Microsun
                                                                      Technologies, Inc. d/b/a Web
                                                                      Design Associates, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------
9         PNC Bank, National                  AP0145776               Blanket lien.
          Association, as Agent(1)              filed 05/24/1999        *filed against Web Design
                                                                      Associates, Inc. a d/b/a of
                                                                      Microsun Technologies, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
10        Associates Leasing, Inc.            1408863                 Equipment lease.
                                              filed 01/26/1998
--------  ----------------------------------- ----------------------  --------------------------------------
11        PNC Bank, National                  199905259061            Blanket lien.
          Association, as Agent(1)              filed 05/25/1999        *filed against Microsun
                                                                      Technologies, Inc. d/b/a Web
                                                                      Design Associates, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------
12        PNC Bank, National                  199905259060            Blanket lien.
          Association, as Agent(1)              filed 05/24/1999        *filed against Web Design
                                                                      Associates, Inc. a d/b/a of
                                                                      Microsun Technologies, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
13                                            Cuyahoga County, OH            State tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------
14                                            Cuyahoga County, OH            Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
15                                            Cuyahoga County, OH            Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
16                                            Cuyahoga County, OH            Federal Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
17        PNC Bank, National                  Portage County, OH             UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------
18        PNC Bank, National                  Portage County, OH             UCC-1
          Association, as Agent(1)


--------  ----------------------------------- ------------------------------ ---------------------------
19                                            Portage County, OH             State Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------
20                                            Portage County, OH             Judgment liens.
--------  ----------------------------------- ------------------------------ ---------------------------
21                                            Portage County, OH             Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
22                                            Portage County, OH             Federal Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------


--------------------------------------------------------------------------------------------------------



                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
13                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
14                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
15                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
16                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
17        PNC Bank, National                  134563                  Blanket lien.
          Association, as Agent(1)            filed 05/25/1999*       *filed against Microsun
                                              date is illegible.      Technologies, Inc. d/b/a Web
                                                                      Design Associates, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------
18        PNC Bank, National                  134562                  Blanket lien.
          Association, as Agent(1)            filed 05/25/1999*       *filed against Web Design
                                              date is illegible.      Associates, Inc. a d/b/a of
                                                                      Microsun Technologies, Inc.
--------  ----------------------------------- ----------------------  --------------------------------------
19                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
20                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
21                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
22                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------


------------------------------------------------------------------------------------------------------------


NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                     SUMMARY OF OFFICIAL UCC SEARCH RESULTS


VENTURE LIGHTING INTERNATIONAL, INC.


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
1         PNC Bank, National                  California S/S                 UCC-1
          Association, as Agent(1)

--------  ----------------------------------- ------------------------------ ---------------------------
2                                             California S/S                 State Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------
3                                             California S/S                 Judgment liens.
--------  ----------------------------------- ------------------------------ ---------------------------
4                                             California S/S                 Federal Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
5                                             Orange County, CA              State Tax liens
--------  ----------------------------------- ------------------------------ ---------------------------
6                                             Orange County, CA              Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
7                                             Orange County, CA              Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
8                                             Orange County, CA              Federal Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------

--------  ----------------------------------- ------------------------------ ---------------------------
9         General Electric Company,           Ohio S/S                       UCC-1
          GE Lighting

                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
10        Osram Sylvania Inc.                 Ohio S/S                       UCC-1


                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
11        Security Federal Savings &          Ohio S/S                       UCC-1
          Loan Association of
          Cleveland
                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
12        Security Federal Savings &          Ohio S/S                       UCC-1
          Loan Association of
          Cleveland
                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
13        PNC Bank, National                  Ohio S/S                       UCC-1
          Association, as Agent(1)

--------  ----------------------------------- ------------------------------ ---------------------------


                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
1         PNC Bank, National                  9914661043              Blanket lien.
          Association, as Agent(1)            filed 05/25/1999

--------  ----------------------------------- ----------------------  --------------------------------------
2                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
3                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
4                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
5                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
6                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
7                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
8                                             None                    None
--------  ----------------------------------- ----------------------  --------------------------------------

--------  ----------------------------------- ----------------------  --------------------------------------
9         General Electric Company,           AK61791                 Light bulbs and other lighting
          GE Lighting                         filed 11/29/1993        equipment and inventory.

                                              19982020012             Continued.
                                              filed 07/13/1998
--------  ----------------------------------- ----------------------  --------------------------------------
10        Osram Sylvania Inc.                 AM00016                 Inventory incl. light bulbs.
                                              filed 07/13/1995        (Illegible)

                                              20001270005             Continued.
                                              filed 05/04/2000
--------  ----------------------------------- ----------------------  --------------------------------------
11        Security Federal Savings &          AM88264                 Equipment.
          Loan Association of                 filed 07/15/1996
          Cleveland
                                              20011170266             Continued.
                                              filed 03/12/2001
--------  ----------------------------------- ----------------------  --------------------------------------
12        Security Federal Savings &          AN08873                 Equipment (flare machine)
          Loan Association of                 filed 10/07/1996
          Cleveland
                                              20011310274             Continued.
                                              filed 04/10/2001
--------  ----------------------------------- ----------------------  --------------------------------------
13        PNC Bank, National                  AP0147162               Blanket lien.
          Association, as Agent(1)            filed 05/25/1999

--------  ----------------------------------- ----------------------  --------------------------------------


          SECURED PARTY                       JURISDICTION                   TYPE OF SEARCH
          -------------                       ------------                   --------------
--------  ----------------------------------- ------------------------------ ---------------------------
14        General Electric Company,           Cuyahoga County, OH            UCC-1
          GE Lighting


                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
15        Osram Sylvania Inc.                 Cuyahoga County, OH            UCC-1



                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
16        Security Federal Savings &          Cuyahoga County, OH            UCC-1
          Loan Association of
          Cleveland
                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
17        Security Federal Savings &          Cuyahoga County, OH            UCC-1
          Loan Association of
          Cleveland
                                                                             UCC-3 Continuation

--------  ----------------------------------- ------------------------------ ---------------------------
18        PNC Bank, National                  Cuyahoga County, OH            UCC-1
          Association, as Agent(1)
--------  ----------------------------------- ------------------------------ ---------------------------
19                                            Cuyahoga County, OH            State tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------
20                                            Cuyahoga County, OH            Fixtures
--------  ----------------------------------- ------------------------------ ---------------------------
21                                            Cuyahoga County, OH            Judgment liens
--------  ----------------------------------- ------------------------------ ---------------------------
22                                            Cuyahoga County, OH            Federal Tax liens.
--------  ----------------------------------- ------------------------------ ---------------------------


--------------------------------------------------------------------------------------------------------


                                              FILING NO./
          SECURED PARTY                       FILING DATE             DESCRIPTION OF FILING
          -------------                       -----------             ---------------------
--------  ----------------------------------- ----------------------  --------------------------------------
14        General Electric Company,           1266087                 Light bulbs and other lighting
          GE Lighting                         filed 11/29/1993        equipment and inventory;
                                                                      Accounts Receivable, proceeds

                                              1426511                 Continued.
                                              filed 07/14/1998
--------  ----------------------------------- ----------------------  --------------------------------------
15        Osram Sylvania Inc.                 1317922                 Light bulbs and other lighting
                                              filed 07/13/1995        equipment and inventory;
                                                                      Accounts Receivable, proceeds

                                              200005039068            Continued.
                                              filed 05/03/2000
--------  ----------------------------------- ----------------------  --------------------------------------
16        Security Federal Savings &          1349903                 Equipment.
          Loan Association of                 filed 07/23/1996
          Cleveland
                                              200103219045            Continued.
                                              filed 03/21/2001
--------  ----------------------------------- ----------------------  --------------------------------------
17        Security Federal Savings &          1355917                 Equipment (flare machine)
          Loan Association of                 filed 10/07/1995
          Cleveland
                                              200104109107            Continued.
                                              filed 04/10/2001
--------  ----------------------------------- ----------------------  --------------------------------------
18        PNC Bank, National                  199905269032            Blanket lien.
          Association, as Agent(1)            filed 05/26/1999
--------  ----------------------------------- ----------------------  --------------------------------------
19                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
20                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
21                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------
22                                            None                    None
--------  ----------------------------------- ----------------------  --------------------------------------


------------------------------------------------------------------------------------------------------------

NOTES:

1. Liens filed by PNC Bank, National Association, as Agent will be terminated pursuant to the PNC Bank, National Association pay-off letter to Advanced Lighting Technologies, Inc. dated June 30, 2003.

                                  SCHEDULE P-2

                            LIENS ON CASH COLLATERAL

PNC Bank, National Association, has also issued a letter of credit in relation to Venture Lighting Europe Limited's directors' credit cards in Favor of Barclay's Bank, Expiring May 21, 2004 $64,350 (L39,000).

                                  SCHEDULE R-1

                                  REAL PROPERTY

10 Chandler Road
Amherst, Nova Scotia B4H 4S9
Canada

2401 North Willow Road
Urbana, Illinois 61801-7332

                                 SCHEDULE 2.7(a)

                              CASH MANAGEMENT BANKS

PNC Bank, National Association
1 PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816

Westamerica Bank
Santa Rosa Office
P.O. Box 1679
Santa Rosa, California 95402

                                 SCHEDULE 2.7(b)

                            CASH MANAGEMENT ACCOUNTS

ADVANCED LIGHTING TECHNOLOGIES, INC.

PNC Bank, National Association
Account #8011369184

PNC Bank, National Association
Account #8011369328

APL ENGINEERED MATERIALS, INC.

PNC Bank, National Association
Account #771032 (lockbox deposited into ADLT's collection account #8011369184)

DEPOSITION SCIENCES, INC.

Westamerica Bank
Account #0404140972

PNC Bank, National Association
Account #8019340263 and #910758 (lockbox deposited into DSI's collection account #8019340263)

VENTURE LIGHTING INTERNATIONAL, INC.

PNC Bank, National Association
Account #2533 (lockbox deposited into ADLT's collection account #8011369184)

BALLASTRONIX (DELAWARE), INC.

None.

MICROSUN TECHNOLOGIES, INC.

None.

LIGHTING RESOURCES INTERNATIONAL, INC.

None.

ADLT SERVICES, INC.

None.

                                 SCHEDULE 2.7(d)

               VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.
                          CASH MANAGEMENT BANK/ACCOUNTS

Royal Bank of Canada
Truro, Nova Scotia
Account #100 8762

Royal Bank of Canada
Truro, Nova Scotia
Account #400 1095

                                 SCHEDULE 2.7(e)

                                  UK GUARANTORS
                          CASH MANAGEMENT BANK/ACCOUNTS

VENTURE LIGHTING EUROPE LIMITED

Barclays Bank plc
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #90560243

Barclays Bank plc
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #83744311

Barclays Bank plc
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #48474433

PARRY POWER SYSTEMS LIMITED

None.

                                  SCHEDULE 5.5

                      LOCATIONS OF INVENTORY AND EQUIPMENT

ADVANCED LIGHTING TECHNOLOGIES, INC.

None.

APL ENGINEERED MATERIALS, INC.

2401 North Willow Road
Urbana, Illinois 61801-7332

GE Lighting Ltd.
Melton Road
Leicester LE4 7PD, England

Osram Sylvania Inc.
655 South Willow Street
Manchester, New Hampshire 03103

GE Hungary RT
Vaci Ut 77
1340 Budapest H-1340
Hungary

GE Lighting
Ravenna Lamp Plant #3949
6800 North Chestnut Street
Ravenna, Ohio 44266

Philips Lighting Company
7265 Route 54
Bath, New York 47810

Mido Elphan Building
5/F 3-12 Bankuro Machi
4 Chrome Chug-Ku
Osaka, Japan 541-0059

766 Foster Avenue
Bensenville, Illinois 60106

832 Foster Avenue
Bensenville, Illinois 60106

834 Foster Avenue
Bensenville, Illinois 60106

Own Your Own Storage Condos
1502 E. Illini Airport Road
Urbana, Illinois 61802

VENTURE LIGHTING INTERNATIONAL, INC.

32000 Aurora Road
Solon, Ohio 44139

1020 North Batavia, Unit H
Orange, California 92867-5529

Parcel 25
Elkhorn Industrial Park
900 Koopman Lane
Elkhorn, Wisconsin

Stevens Sales Company
268 West 1530 South
Salt Lake City, Utah 84165-0596

CEW Lighting
14040 Welch Road
Dallas, Texas 75244

CEW Lighting
5465 E. Raines Road
Memphis, Tennessee 38115

Nevada Sales
3581 Birtcher Drive
Las Vegas, Nevada 89118

Duraguard Products
14006 NW Third Court
Vancouver, Washington 98685

Lighting & Electrical Assoc.
3925 North I-10 Service Road West, Suite 109
Metairie, Louisiana 70002-6831

Fiberstars, Inc.
44259 Noble Drive
Freemont, California 94538

Diversified Electrical Sales
1975 Clay Avenue
Detroit, Michigan 48211

Kenall
1020 Lakeside Drive
Gurnee, Illinois 60031

Gigar Sales Agency, Inc.
6280 South Valley View Boulevard, D-412
Las Vegas, Nevada 89118

North Star Lighting
2150 Parkes Drive
Broadview, Illinois 60155

Innovative Lighting Systems
801 West South Boundary, Suite A
Perrysburg, Ohio 43551

SL Fixture Manufacturing
5465 East Raines Road
Memphis, Tennessee 38115

L K Stadler Company
N. 56 West 27126 Highway K
Sussex, Wisconsin 53089

QSSI/Pacific Die Cast Inc.
1254 North Knollwood
Anaheim, California 92801

Charron, Inc.
40 Londonderry Turnpike
Hooksett, New Hampshire 03106

QSSI/Pacific Die
280 Scarlet Boulevard
Oldmar, Florida 34677

Widelite
Division of Genlyte Companies
500 Wonder World Drive
San Marcos, Texas 78666

26A Columbia Circle
Merrimack, New Hampshire 03054

BALLASTRONIX (DELAWARE), INC.

None.

MICROSUN TECHNOLOGIES, INC.

None.

LIGHTING RESOURCES INTERNATIONAL, INC.

None.

ADLT SERVICES, INC.

None.

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.

10 Chandler Road
Amherst, Nova Scotia B4H 4S9
Canada

6889 Rexwood Road, Units 6 & 7
Mississauga, Ontario L4V 1R2
Canada

Ruud Lighting, Inc.
9201 Washington Avenue
Racine, Wisconsin 53406

Musco Sports Lighting
2107 Stewart Road
Muscatine, Iowa 52761-0260

32000 Aurora Road
Solon, Ohio 44139

Hydrofarm Gardening Products
755 Southpoint Boulevard
Petaluma, California 94954

Nova Scotia Business Inc.
46 Anson Avenue Unit 4
Amherst, NS
B4H 4R2

PARRY POWER SYSTEMS LIMITED

None.

VENTURE LIGHTING EUROPE LIMITED

Victoria Mills
Draycott, Derby DE72 3PW
United Kingdom

D.W. Windsor Ltd
Pindar Road, Hoddesdon
Hertfordshire EN11 0DX
United Kingdom

Southgate Lighting Ltd.
Southgate House
Moorland Road
Drihlington BD11 1JY
United Kingdom

Whitecroft Lighting Ltd.
Burlington Street
Ashton Under Lyne
Lancashire OL7 0AX
United Kingdom

Venture Lighting International PTY
Suite 134
Postnet Bag X18
Tokai 7966
Cape Town
South Africa

Venture Lighting International FZE
PO Box 16994
Jebel Ali Free Zone
Dubai
UAE

DEPOSITION SCIENCES, INC.

3300 Coffey Lane
Santa Rosa, California 95403

ADLT REALTY CORP. I, INC.

None.

                                  SCHEDULE 5.7

                         CHIEF EXECUTIVE OFFICE AND FEIN

ADVANCED LIGHTING TECHNOLOGIES, INC. (OHIO CORPORATION)

32000 Aurora Road
Solon, Ohio 44139
FEIN: 34-1803229

ADLT SERVICES, INC. (OHIO CORPORATION)

32000 Aurora Road
Solon, Ohio 44139
FEIN: None

APL ENGINEERED MATERIALS, INC. (ILLINOIS CORPORATION)

2401 North Willow Road
Urbana, Illinois 61801-7332
FEIN: 36-3708944

BALLASTRONIX (DELAWARE), INC. (DELAWARE CORPORATION)

32000 Aurora Road
Solon, Ohio 44139
FEIN: 52-2058818

DEPOSITION SCIENCES, INC. (OHIO CORPORATION)

3300 Coffey Lane
Santa Rosa, California 95403
FEIN: 94-3293348

LIGHTING RESOURCES INTERNATIONAL, INC. (OHIO CORPORATION)

32000 Aurora Road
Solon, Ohio 44139
FEIN: 34-1434693

MICROSUN TECHNOLOGIES, INC. (OHIO CORPORATION)

32000 Aurora Road
Solon, Ohio 44139
FEIN: 34-1701740

VENTURE LIGHTING INTERNATIONAL, INC. (OHIO CORPORATION)

32000 Aurora Road
Solon, Ohio 44139
FEIN: 34-1351749

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (NOVA SCOTIA CORPORATION)

10 Chandler Road
Amherst, Nova Scotia B4H 4S9
Canada
Canadian FEIN: 87592 7766 RC0002

PARRY POWER SYSTEMS LIMITED (UK CORPORATION)

Victoria Mills
Draycott, Derby DE72 3PW
UK FEIN: 532/44599/67620

VENTURE LIGHTING EUROPE LIMITED (UK CORPORATION)

Victoria Mills
Draycott, Derby DE72 3PW
UK FEIN: 532/88585/08886

                                 SCHEDULE 5.8(b)

                           CAPITALIZATION OF BORROWERS

                                                                                      SHARES
     LOAN PARTY                                                 SHARES               ISSUED AND
        (US)                   JUR.         CLASS             AUTHORIZED            OUTSTANDING
----------------------------------------------------------------------------------------------------
Advanced Lighting              OH          Common             80,000,000         23,803,985 (6/2/03)
Technologies, Inc.
("ADLT")                                  Preferred            1,000,000               761,250

ADLT Services, Inc.            OH          Common                    850                   100

APL Engineered Materials,      IL          Common                127,273                68,515
Inc. ("APL")

Ballastronix (Delaware),       DE          Common                  1,500                   100
Inc.

Lighting Resources             OH          Common                    750                    10
International, Inc.

Microsun Technologies,         OH          Common                  1,000                   100
Inc.

Venture Lighting               OH          Common                 10,000                 6,000
International, Inc.
("VLI")

                                                                                           SHARES
      LOAN PARTY                                                SHARES                   ISSUED AND
       (FOREIGN)               JUR.         CLASS             AUTHORIZED                 OUTSTANDING
----------------------------------------------------------------------------------------------------
Parry Power Systems            UK         Ordinary               1,000                       10
Limited

Venture Lighting Europe        UK         Ordinary      100,000 of L0.01 each                200
Ltd.

                                          Red. "A"      19,999,000 of L1 each             5,500,000
                                         Preference

                                                        10,000,000 of L1 each
                                           Red. "B"                                       9,640,591
                                          Preference

Venture Lighting Power        Nova         Common            10,000,000                     20,000
Systems, North America       Scotia,
Inc.                         Canada

                                                                                           SHARES
        SUBSIDIARY                                              SHARES                   ISSUED AND
           (US)                JUR.         CLASS             AUTHORIZED                 OUTSTANDING
------------------------------------------------------------------------------------------------------
ADLT Realty Corp. I, Inc.      OH           Common               850                        100

Advanced Lighting              OH           Common               850                        100
Technologies Australia,
Inc.

Advanced Cable Lite            OH           Common               850                        100
Corporation

Deposition Sciences, Inc.      OH           Common           100,000,000                 50,000,000

                                          Preferred           10,000,000                     0


Unison Fiber Optic             DE         Membership             100%                       100%
Lighting Systems, LLC                     Interests        (uncertificated)           (uncertificated)




                                                                                          SHARES
        SUBSIDIARY                                                 SHARES               ISSUED AND
        (FOREIGN)              JUR.         CLASS                AUTHORIZED             OUTSTANDING
---------------------------------------------------------------------------------------------------
ADLT Logistics Limited         UK          Ordinary                1,000                     2

Advanced Lighting            Ontario,       Common:              Unlimited               9,000,000
Technologies, Canada Inc.    Canada
                                         1 Preferred:            Unlimited               1,000,000

                                         2 Preferred:              4,000                   None

Advanced Lighting              UK          Ordinary          1,000 of L1 each               12
Technologies Europe,
Limited

                                           Red. "A"
                                          Preference       19,999,000 of L1 each         5,500,000

                                           Red. "B"
                                          Preference        10,000,000 L1 each           9,640,591

Advanced Lighting              New         Ordinary                 10                      10
Technologies (NZ) Ltd.       Zealand

APL Japan Co. Limited         Japan         Common                  800                      1

Lampway Direct Pty.         Australia      Ordinary               10,000                     2
Limited

Lighting Resources          Mauritias      Ordinary                 10                      10
Holdings (Mauritias)
Limited

Venture Lighting India        India         Equity          Auth. Capital (Rs.)
Limited                                     Shares             14,50,00,000
                                                                  Shares:
                                                               1,45,00,000             1,41,78,640

Venture Power Systems         India         Equity         Auth. Capital (rs.):
Private, Limited                            Shares               50,00,000
                                                                  Shares:
                                                                 5,00,000                4,78,500

Venture Lighting South      Singapore      Ordinary               100,000                 100,000
East Asia Pty Limited

Venture Lighting             Dubai,        Ordinary              1,000,000               1,000,000
International FZE             UAE                              (UAE Dirhams)           (UAE Dirhams)

Venture Lighting             South         Ordinary                1,000                    60
International Pty Limited    Africa

Ruud Lighting Europe           UK          Ordinary                1,000                     2
Limited

                                 SCHEDULE 5.8(c)

                    CAPITALIZATION OF BORROWERS' SUBSIDIARIES

I. SUBSIDIARIES

LOAN PARTY:
ADVANCED LIGHTING TECHNOLOGIES, INC.

                                                                                           SHARES
                              PLACE                                       SHARES           OWNED
                               OF                  SHARES                 ISSUED &       DIRECTLY/
        SUBSIDIARY             ORG.              AUTHORIZED               OUTSTDG.       INDIRECTLY           (%)
------------------------------------------------------------------------------------------------------------------
UNITED STATES:
ADLT Realty Corp. I, Inc.      OH             850                        100             100                  100%

ADLT Services, Inc.            OH             850                        100             100                  100%

Advanced Lighting              OH             850                        100             100                  100%
Technologies Australia,
Inc.

Ballastronix (Delaware),       DE             1,500                      100             100                  100%
Inc.

Deposition Sciences, Inc.      OH             Common:                    Common:         Common:              100%
                                              100,000,000                50,000,000      50,000,000
                                              Preferred:                 Preferred:      Preferred:
                                              10,000,000                 0               0

Microsun Technologies,         OH             1,000                      100             100                  100%
Inc.

Venture Lighting               OH             10,000                     6,000           6,000                100%
International, Inc.

FOREIGN:
ADLT Logistics Limited         UK             1,000                      2               2                    100%

Advanced Lighting              UK             Ordinary of L1             12              12                   100%
Technologies Europe Ltd.                      each: 1,000
                                              Red. "A" Preference of     5,500,000       5,500,000
                                              L1 each: 19,900,000
                                              Red. "B" of L1 each        9,640,591       9,640,591
                                              Preference: 10,000,000



Advanced Lighting              New            10                         10                10                   100%
Technologies (NZ) Ltd.         Zealand

Lampway Direct Pty.            AUS            10,000                     2                 2                    100%
Limited

Lighting Resources             Mauritias      10                         10                10                   100%
Holdings (Mauritias)
Limited

Parry Power Systems            UK             1,000                      10                10                   100%
Limited

Venture Lighting               UK             Ordinary:                  200               200                  100%
Europe Ltd.                                   100,000 of
                                              L0.01 each
                                              Red. "A"
                                              Preference of              5,500,000         5,500,000
                                              L1 each:
                                              19,999,000
                                              Red. B Preference          9,640,591         9,640,591
                                              L1 each:
                                              10,000,000

Venture Lighting India         India          Capital (Rs)                                                       89%
Limited                                       14, 50,00,000
                                              Shares
                                              1,45,00,000                1,41,78,640       1,26,22,070

Venture Lighting South         Singapore      100,000                    100,000           100,000              100%
East Asia Pty Limited

Venture Lighting               Dubai (UAE)    1,000,000 (UAE             1,000,000 (UAE    1,000,000 (UAE       100%
International FZE                             Dirhams)                   Dirhams)          Dirhams)

Venture Lighting               South          1,000                      60                60                   100%
International Pty Limited      Africa

Venture Lighting Power         Nova           10,000,000                 20,000            20,000               100%
Systems, North America         Scotia,
Inc.                           Canada

Ruud Lighting Europe           UK             1,000 of L1                2                 2                    100%
Limited                                       each

LOAN PARTY:
VENTURE LIGHTING INTERNATIONAL, INC.

                                                                                   SHARES
                              PLACE                                SHARES          OWNED
                               OF               SHARES            ISSUED &        DIRECTLY/
        SUBSIDIARY             ORG.            AUTHORIZED          OUTSTDG.       INDIRECTLY         (%)
---------------------------------------------------------------------------------------------------------
UNITED STATES:
Advanced Cable Lite            OH             850               100              100                 100%
Corporation

APL Engineered Materials,      IL             127,273           68,515           68,515              100%
Inc.

Lighting Resources             OH             750               10               10                  100%
International, Inc.

Unison Fiber Optic             DE             Membership        100%             100%                100%
Lighting Systems LLC                          Interests
                                              (LLC)

FOREIGN:
Advanced Lighting           Ontario,          Common:           Common:          Common:             100%
Technologies, Canada Inc.   Canada            (unlimited)       9,000,000        9,000,000
                                              1 Preferred:      1 Preferred:     1 Preferred:
                                              (unlimited)       1,000,000        1,000,000
                                              2 Preferred       2 Preferred:     2 Preferred:
                                              4,000             None             None

Venture Power Systems        India            Capital (Rs)                                           100%
Private, Ltd.                                 50,00,000
                                              Shares
                                              5,00,000          4,78,500         4,78,500

LOAN PARTY:
APL ENGINEERED MATERIALS, INC.

                                                                                    SHARES
                              PLACE                                SHARES           OWNED
                               OF                SHARES           ISSUED &        DIRECTLY/
     SUBSIDIARY               ORG.             AUTHORIZED         OUTSTDG.       INDIRECTLY          (%)
---------------------------------------------------------------------------------------------------------
APL Japan Co., Ltd.           Japan               800                1               1               100%

*all shares are common or ordinary unless otherwise noted

THE FOLLOWING LOAN PARTIES DO NOT HAVE OWNERSHIP OF ANY "SUBSIDIARIES" AS THAT TERM IS DEFINED IN THE AGREEMENT:
ADLT SERVICES, INC.
BALLASTRONIX (DELAWARE), INC.
LIGHTING RESOURCES INTERNATIONAL, INC.
MICROSUN TECHNOLOGIES, INC.
PARRY POWER SYSTEMS LIMITED
VENTURE LIGHTING EUROPE LTD.
VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.

                                 SCHEDULE 5.8(c)

             PART II. INVESTMENTS IN PERSONS OTHER THAN SUBSIDIARIES

1. ADVANCES, LOANS, GUARANTEES 6/04/2003

                                    Principal
Company            Advanced To        Amount             Description
-------            -----------        ------             -----------
ADLT              Wayne Hellman    $12,789,350      Loan (Promissory Note)
ADLT              Ruud Lighting    $ 6,000,000      Loan (Promissory Note)
ADLT              MHTI (BVI)       $ 1,202,583      Advance
APL               H & F V          $   220,000      Loan (Promissory Note)

2. INVESTMENTS 06/04/2003

Investment                                          Book Value
----------                                          ----------
Fiberstars, Inc.                                    $3,465,727
Unison (Fiberstars Warrants)                        $2,895,355
Hexagram, Inc.                                      $1,600,581
Gesellschaft Fur Lichttechnische Erzeugnisse (GLE)  $  127,298
Shanghai Y & L Lighting                             $   80,000

*As part of its purchasing agreement with its supplier of copper, Venture Lighting Power Systems, North America Inc. purchases forward copper contracts for approximately three (3) months at a time.

3. LETTERS OF CREDIT OUTSTANDING 06/04/2003

In Favor of Barclay's Bank, expiring May 21, 2004, for an aggregate face amount of L39,000 (approximately $64,350) for the benefit of Parry Power Systems Limited.

4. OBLIGATIONS TO LEND 06/04/2003

None.

                                  SCHEDULE 5.10

                                   LITIGATION

1. Gobble v. Hellman, Miller v. Hellman and In re Advanced Lighting Technologies, Inc. Securities Litigation (U.S. District Court of the Northern District of Ohio). These lawsuits, including shareholder class actions and derivative suits, described in the Advanced Lighting Technology, Inc.'s ("ADLT") Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, were dismissed with prejudice in mid January 2003 based on the described settlement. The agreement called for an $8.4 million payment by ADLT's insurance carriers. The settlement agreement does not constitute an admission of wrongdoing. Class Plaintiffs' counsel received a letter from Donald Wandler, who obtained 571,429 shares of common stock in connection with ADLT's acquisition of Ruud Lighting, Inc., stating that Mr. Wandler did not believe he was a member of the class in the class action, but, if he was, he was "opting out" of the class. ADLT has no information as to whether Mr. Wandler intends to make a claim against ADLT.

2. The shareholders of Ruud Lighting, Inc. and ADLT have not completed the settlement of the final purchase price pursuant to the agreement pursuant to which ADLT sold Ruud Lighting, Inc. In addition, the shareholders have made claims with respect to various alleged breaches of warranty.

3. Karnosh v. Venture Lighting International, Inc. and Karnosh v. ADLT Realty Corp. I, Inc. and related matters (Cuyahoga County Common Pleas Court). In April 2002, William Karnosh, an employee of Venture Lighting International, Inc. died from a fall at the Solon, Ohio facility. Another employee was injured. The estate of Mr. Karnosh has filed a lawsuit related to this incident. Both companies intend to vigorously dispute any allegation of negligence or wrongful intentional conduct in connection with this matter. Neither company can predict whether this lawsuit will result in a Material Adverse Change.

4. Secretary of Labor v. Venture Lighting International, Inc. Occupational Safety and Health Administration of the US Department of Labor ("OSHA") inspected the Solon office after the Karnosh accident and issued certain alleged violations related and unrelated to the accident. The case never went before an administrative law judge, as a settlement agreement was reached with the OSHA attorneys.

5. Venture Lighting International, Inc. Valencia Haynes (VSSR Claim). BWC claim for fractured hand that occurred on July 19, 1999. BWC claim and VSSR claim settled by the state for $250.00.

6. APL Engineered Materials, Inc. v. Taeshik Min (Court of the Sixth Judicial Circuit, Champaign, Illinois). In December 2000, Min resigned from APL after 20 years of employment. Min refused to execute an agreement acknowledging his duty to maintain APL's proprietary information in confidence. During the later part of his employment at APL, Min was observed copying sensitive customer information, attempted to access several secured databases, and was observed making critical parts for APL's particle formation process which remain unaccounted for. APL has obtained a preliminary injunction against Min and discovery is on-going.

7. Rebtex v. Cooper Industries, Inc. and Venture Lighting International, Inc. (United States District Court for the District of New Jersey). This products liability case was settled.

8. Tanigawa v. Ruud, et al. (United States District Court for the Northern District of Ohio). This derivative suit was voluntarily dismissed by plaintiffs.

9. A complaint was filed under the Labour Standards Code (Nova Scotia) on November 13, 2002, against Venture Lighting Power Systems, North America, Inc., in respect of a claim by a former employee, Tanya Dwyer. The employee was dismissed with cause, but is claiming an entitlement to two weeks pay in lieu of notice of termination. Her gross weekly pay at the time of her termination was $400/week. This matter is ongoing.

10. A complaint was filed under the Labour Standards Code (Nova Scotia) on December 9, 2002, against Venture Lighting Power Systems, North America, Inc., in respect of a claim by a former employee, James Firth. The employee was dismissed with cause, but is claiming an entitlement to two weeks pay in lieu of notice of termination. This matter is ongoing.

11. A complaint was filed under the Labour Standards Code (Nova Scotia) on February 12, 2003, against Venture Lighting Power Systems, North America, Inc., in respect of a claim by a former employee, Wendy Lee Smiley. This matter is ongoing.

12. Jackson v. Venture Lighting International, Inc., civil lawsuit filed in the U.S. District Court of the Northern District of Ohio on July 19, 1990. The last activity on record on the case was on August 1, 1990.

13. Rush v. Venture Lighting International, Inc., a workers compensation lawsuit filed on January 22, 2003.

14. Acy v. Venture Lighting International, Inc., a workers compensation lawsuit filed on November 29, 2002.

15. Barnes v. Venture Lighting International, Inc., a workers compensation lawsuit filed on June 5, 2002.

16. Optical Coating Lab v. Deposition Sciences, Inc., a lawsuit filed in the U.S. District Court of the Northern District of California on August 31, 1990. The last activity on record on the case was on September 8, 1994.

17. Venture Lighting Europe Limited received a claim from Industrial Technische Verlichting B.V. relating to faulty goods. A settlement was reached in 2002 between the parties on the basis of a payment of 275,000 Euros by Venture Lighting Europe Limited in full and final settlement. Payment of the agreed settlement sum is to be reached by the rebate of 20% on all goods supplied to Industria Technische Verlichting B.V. until the agreed settlement figure has been reached.

18. Rosdev Construction Inc. v. Spectro Electric Inc. and Advanced Lighting Technologies, Canada Inc., Court File No: 97-CU-132880, Ontario Superior Court. Case regarding Spectro Electric Inc. a now defunct subsidiary of Advanced Lighting Technologies, Canada Inc. for breach of lease and breach of agreement for termination of lease. Advanced Lighting Technologies, Canada Inc. is an inactive subsidiary of VLI with no substantial assets.

19. Deposition Sciences, Inc. v. Brosnan et al., Case No. 226354 filed on March 7, 2001. Deposition Sciences, Inc. ("DSI") sued former employees James Brosnan, Michael Robbins, Byron Wood and Terry Cross for breach of contract, interference with contract/business relations, interference with prospective economic advantage, negligent interference with prospective economic advantage, inducement to breach contract and unfair competition. A preliminary injunction was issued against the defendants preventing the individuals from working for the company they formed called Sonoma Photonics, Inc. On June 29, 2001 the parties entered into a Confidential Settlement Agreement, which called for an initial payment of $800,000 and a second payment of $525,000 12 months later. Sonoma Photonics, Inc. was a party to the Confidential Settlement Agreement and the first payment of such agreement was made. However, the release did not release the individuals or Sonoma Photonics, Inc. from claims of infringement or trade secret misappropriation, but called for a trade secret audit to take place prior to the commencement of any subsequent litigation. In 2002, Sonoma Photonics, Inc. filed for bankruptcy due to its inability to make the payment required under the Confidential Settlement Agreement. The case has not been dismissed and is still pending until the Confidential Settlement Agreement has been fully complied with. It is set for further status conference in the fall of 2004.

20. DSI. filed a proof claim against Sonoma Photonics, Inc. in the case In re Sonoma Photonics, Inc., Case No. 02-11633 in the United States District Court for the Northern District of California. The proof of claim arises from infringement of patents and misappropriation of trade secrets. The proof of claim asserts that the damages are unliquidated and estimated at $1,000,000. It only relates to pre-petition claims. This is the adversary proceeding and DSI has requested that the reference to the bankruptcy court on this claim be removed to district court so the infringement and misappropriation claims can be litigated in that forum as opposed to before a bankruptcy judge. The trade secret audit called for under the Confidential Settlement Agreement was concluded in January 2003.

21. Ruud Lighting, Inc. has incorporated certain of the Company's power supply components into an innovative metal halide fixture. Although the rate of failure of the Company's power supply components is consistent with historical and industry failure rates, Ruud Lighting, Inc. has advised the Company that it has received some complaints from customers due to a particular mode of failure. Certain customers have requested replacements to prevent any additional such failures. On May 29, 2003, Ruud Lighting, Inc., filed a "contingent warranty" claim with the Bankruptcy Court relating to replacements for all such fixtures and estimated the total cost of these replacements to be approximately $50,000,000. The Company believes the claim is without merit and intends to vigorously contest any liability for the replacement of these products.

22. DSI obtained a judgment against RTC Systems Limited ("RTC") in the amount of $602,865.10. RTC failed to pay DSI the money on the date it was due. DSI is seeking to enforce the judgment against RTC, and RTC claims it has a counterclaim against DSI for approximately $1,600,000. It is unclear whether RTC's claim has merit.

                                  SCHEDULE 5.13

                        ASSETS OF NON-OPERATING BORROWERS

1. Ballastronix (Delaware), Inc.

     a. Intellectual Property Identified as owned by Ballastronix (Delaware), Inc. on Schedule 5.16

     b. Intercompany Receivable from Venture Lighting Power Systems, North America Inc. in the amount of $485,863 at May 31, 2003.

2. Microsun Technologies, Inc.- None

3. Lighting Resources International, Inc.

     a. All of the Company's investment in Shanghai Y&L Lighting

     b. Receivable from LR Holdings (BVI) in the amount of $525,074 at May 31, 2003

4. ADLT Services, Inc.- None

                                  SCHEDULE 5.14

                              ENVIRONMENTAL MATTERS

1. In 1993, ADLT entered into a consent decree with the City of Solon Sewer District ("Solon") with respect to the discharge of mercury into the sewer system from its Solon, Ohio plant operations. ADLT instituted procedures to comply with this consent decree, and the consent decree expired by its terms due to ADLT's operation within required discharge limits for the period required by the decree. However, routine sampling of the effluent between September 1995 and September 1996 revealed instances of mercury discharge in excess of the limits imposed by Solon. Subsequent tests conducted by Solon showed mercury discharges within the required limits. ADLT implemented a plan intended to prevent intermittently exceeding Solon's mercury standards in the future. ADLT believes the cost of continued compliance will not have a material effect on its financial position or results of operations.

2. Secretary of Labor v. Venture Lighting International, Inc. Occupational Safety and Health Administration of the US Department of Labor ("OSHA") inspected the Solon office after the Karnosh accident and issued certain alleged violations related and unrelated to the accident. The case never went before an administrative law judge, as a settlement agreement was reached with the OSHA attorneys.

3. The Nuclear Regulatory Commission ("NRC") issued a notice on December 18, 1995 to Venture Lighting International, Inc. under environmental law 10 CFR 2001. In connection with a routine audit in 1995, the NRC cited Venture Lighting International, Inc. for two problems: (i) the enclosed box in which the metal halide salts are stored included thorium. The citation states that one time an employee discarded the air filter for the box without checking for radiation (the checks routinely are negative and the filters are disposed of in the same manner) and (ii) eight employees in the arc tube department were not wearing radiation badges. Employees are now routinely required to wear badges, which are tested monthly.

4. APL Engineered Materials was cited for a TSCA violation by the USEPA (Region 5) related to improper labeling of hazardous chemicals on December 14, 1992. The matter (Docket: TSCA-V-C 009-93 BD050694T16) was settled as of January 18, 1994.

                                  SCHEDULE 5.16

                              INTELLECTUAL PROPERTY

                     LIST OF PATENTS AND PATENT APPLICATIONS

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                                                                          FILING                          ISSUE
   COUNTRY                    SHORT TITLE            SERIAL NO.            DATE        PATENT NO.          DATE
----------------------------------------------------------------------------------------------------------------
U.S.                 Method Of Flushing Outer      09/973,916            10/11/01
                     Lamp Jackets
----------------------------------------------------------------------------------------------------------------
U.S.                 Coatings On Plasma Lamps      10/112,024            4/1/02
----------------------------------------------------------------------------------------------------------------
U.S.                 Coatings On Plasma Lamps      60/446,535            2/12/03
----------------------------------------------------------------------------------------------------------------
PCT                  Coatings On Plasma Lamps      PCT/US02/09979        4/1/02
----------------------------------------------------------------------------------------------------------------
U.S.                 Helical Coil Resonator        10/112,349            4/1/02
----------------------------------------------------------------------------------------------------------------
U.S.                 Silver Amalgam                10/153,787            5/24/02
----------------------------------------------------------------------------------------------------------------
U.S.                 Thermal Protection Apparatus  60/446,252            2/11/03
----------------------------------------------------------------------------------------------------------------
U.S.                 Thermally Protected Ballast   60/448,144            2/20/03
----------------------------------------------------------------------------------------------------------------
U.S.                 Method Of Strengthening       09/434,462            11/5/99        6,284,165        9/4/01
                     Pellets
----------------------------------------------------------------------------------------------------------------
U.S.                 High Intensity Arc            08/354,425            12/12/94       5,539,271        7/23/96
                     Discharge Lamp
----------------------------------------------------------------------------------------------------------------
U.S.                 Auxiliary Lighting Control    08/600,262            2/12/96        5,896,013        4/20/99
----------------------------------------------------------------------------------------------------------------
U.S.                 Weldless Lamp Mount           09/534,443            3/24/00
----------------------------------------------------------------------------------------------------------------
Germany              Weldless Lamp Mount           101 14 289.7          3/23/01
----------------------------------------------------------------------------------------------------------------
United Kingdom       Weldless Lamp Mount           0030398.2             12/13/00
----------------------------------------------------------------------------------------------------------------
U.S.                 Low Halide Doses              09/801,653            3/9/01
----------------------------------------------------------------------------------------------------------------
PCT                  Low Halide Doses              PCT/US01/07433        3/9/01
----------------------------------------------------------------------------------------------------------------
U.S.                 Horizontal Burning HID Lamps  09/597,547            6/19/00
                     Arc Tubes
----------------------------------------------------------------------------------------------------------------
Canada               Horizontal Burning HID Lamps  2,350,981             6/18/01
                     and Arc Tubes
----------------------------------------------------------------------------------------------------------------

                                                                          FILING                          ISSUE
   COUNTRY                    SHORT TITLE            SERIAL NO.            DATE        PATENT NO.          DATE
-----------------------------------------------------------------------------------------------------------------
Europe               Horizontal Burning HID Lamps  01114655.2            6/19/01
                     and Arc Tubes
-----------------------------------------------------------------------------------------------------------------
U.S.                 Auxiliary Lighting Control    08/899,881            7/24/97        6072286          6/6/00
-----------------------------------------------------------------------------------------------------------------
U.S.                 Zinc Amalgam                  10/044,907            1/15/02
-----------------------------------------------------------------------------------------------------------------
U.S.                 Zinc Amalgam                  08/299,292            9/1/94         6,339,287        1/15/02
-----------------------------------------------------------------------------------------------------------------
Brazil               Zinc Amalgam                  Pl 9405796-6          8/10/95        Pl 9405796-6     5/15/01
-----------------------------------------------------------------------------------------------------------------
Germany              Zinc Amalgam                  69425559.9            5/3/95         69425559.9       8/16/00
-----------------------------------------------------------------------------------------------------------------
U.S.                 Zinc Amalgam                  08/833,256            4/4/97         5882237          3/16/99
-----------------------------------------------------------------------------------------------------------------
France               Zinc Amalgam                  683919                5/4/95         683919           8/16/00
-----------------------------------------------------------------------------------------------------------------
United Kingdom       Zinc Amalgam                  683919                5/5/95         683919           8/16/00
-----------------------------------------------------------------------------------------------------------------
Japan                Zinc Amalgam                  518396                2/14/94        3027006          1/28/00
-----------------------------------------------------------------------------------------------------------------
South Korea          Zinc Amalgam                  703124                2/14/94        324090           1/29/02
-----------------------------------------------------------------------------------------------------------------
Netherlands          Zinc Amalgam                  683919                5/6/95         683919           8/16/00
-----------------------------------------------------------------------------------------------------------------
U.S.                 Barrier Coatings              60/424,714            11/8/02
-----------------------------------------------------------------------------------------------------------------
U.S.                 Power Supply For Gas          319217                2/21/95        5530321          6/25/96
                     Discharge Lamp
-----------------------------------------------------------------------------------------------------------------
U.S.                 Mercury Alloys As             09/832,875            4/12/01
                     Dispensers For Mercury For
                     Discharge Lamps
-----------------------------------------------------------------------------------------------------------------
Japan                Mercury Alloys As             2001-576152           9/24/02
                     Dispensers For Mercury For
                     Discharge Lamps
-----------------------------------------------------------------------------------------------------------------
Korea                Mercury Alloys As             2002-7013759          10/12/02
                     Dispensers For Mercury For
                     Discharge Lamps
-----------------------------------------------------------------------------------------------------------------
U.S.                 Halogen Lamps, Fill           09/782,204            2/14/01
                     Material And Method Of
                     Dosing Halogen Lamps
-----------------------------------------------------------------------------------------------------------------
PCT                  Halogen Lamps, Fill           PCT/US02/04279        2/14/02
                     Material And Method Of
                     Dosing Halogen Lamps
-----------------------------------------------------------------------------------------------------------------
U.S.                 Strengthening Agent           08/702,031            8/23/96        5972442          10/26/99
-----------------------------------------------------------------------------------------------------------------
Europe               Strengthening Agent           97935219.2            3/23/99
-----------------------------------------------------------------------------------------------------------------
Japan                Strengthening Agent           10-510759             2/23/99
-----------------------------------------------------------------------------------------------------------------

                                                                          FILING                          ISSUE
COUNTRY                       SHORT TITLE            SERIAL NO.            DATE        PATENT NO.          DATE
-----------------------------------------------------------------------------------------------------------------
U.S.                 Method Of Making Arc Tubes    09/597,549            6/19/00
-----------------------------------------------------------------------------------------------------------------
Canada               Method Of Making Arc Tubes    2,350,997             6/18/01
-----------------------------------------------------------------------------------------------------------------
Europe               Methods Of Improving The      01114654.5            6/19/01
                     Performance Of Horizontally
                     Burning HID Lamps
-----------------------------------------------------------------------------------------------------------------
U.S.                 Methods Of Improving The      09/597,548            6/19/00
                     Performance Of Horizontally
                     Burning HID Lamps
-----------------------------------------------------------------------------------------------------------------
Canada               Methods Of Improving The      2,350,963             6/18/01
                     Performance Of Horizontally
                     Burning HID Lamps
-----------------------------------------------------------------------------------------------------------------
Europe               Metal Halide Lamp And         01114656.0            6/19/01
                     Method For Making Such
-----------------------------------------------------------------------------------------------------------------
U.S.                 Oxidation Resistant Foil      60/424,338            11/7/02
-----------------------------------------------------------------------------------------------------------------
U.S.                 Tipless Arc Tubes             09/800,669            3/8/01
-----------------------------------------------------------------------------------------------------------------
PCT                  Tipless Arc Tubes             PCT/US02/11053        4/9/02
-----------------------------------------------------------------------------------------------------------------
U.S.                 Efficient Directional         09/565,257            5/5/00         6,554,456        4/29/03
                     Lighting System
-----------------------------------------------------------------------------------------------------------------
U.S.                 High Pressure Tipless Arc     09/866,700            5/30/01        6,517,404        2/11/03
                     Tubes
-----------------------------------------------------------------------------------------------------------------
PCT                  High Pressure Tipless Arc     PCT/US02/11052        4/9/02
                     Tubes
-----------------------------------------------------------------------------------------------------------------
U.S.                 Dimming System                09/227,831            1/11/99        6,271,635        8/7/01
-----------------------------------------------------------------------------------------------------------------
U.S.                 Electrodes For Single Ended   07/018,468            2/25/87        5055740          10/8/91
                     Arc Discharge Tubes
-----------------------------------------------------------------------------------------------------------------
U.S.                 Gear Pack                     08/958,933            10/28/97       6022125          2/8/00
-----------------------------------------------------------------------------------------------------------------
Canada               Gear Pack                     2307666               10/27/98
-----------------------------------------------------------------------------------------------------------------
U.S.                 DC Ballast                    09/695,257            10/25/00
-----------------------------------------------------------------------------------------------------------------
U.S.                 Gear Pack Design              09/078,976            11/5/97        DES 403,100      12/22/98
-----------------------------------------------------------------------------------------------------------------
China                Gear Pack Design              98307670.7            5/4/98         Z98307670.7      5/26/99
-----------------------------------------------------------------------------------------------------------------
Germany              Gear Pack Design              M9804538.5            5/5/98         M9804538.5       11/16/98
-----------------------------------------------------------------------------------------------------------------

                                                                          FILING                          ISSUE
COUNTRY                       SHORT TITLE            SERIAL NO.            DATE        PATENT NO.          DATE
-----------------------------------------------------------------------------------------------------------------
U.S.                 Metal Halide Lamps And        08/645,115            5/13/96        5924787          7/20/99
                     Method Of Manufacture
-----------------------------------------------------------------------------------------------------------------
U.S.                 Low Pressure Tipless Arc      Not yet assigned      6/9/03
                     Tubes
-----------------------------------------------------------------------------------------------------------------

                            DEPOSITION SCIENCES, INC.

                                                                          FILING                          ISSUE
COUNTRY                       SHORT TITLE            SERIAL NO.            DATE        PATENT NO.          DATE
------------------------------------------------------------------------------------------------------------------
 U.S.                Method And Apparatus For      60/436,658            12/30/02
                     Making Precision Optical
                     Filters Using A Sputter
                     Deposition
------------------------------------------------------------------------------------------------------------------
 U.S.                Method And Apparatus For      60/330,079            11/15/02
                     Adjusting The Pass
                     Bandwidth Of An Optical
                     Filter
------------------------------------------------------------------------------------------------------------------
 U.S.                Red, Orange, And Yellow       60/468,265            5/7/03
                     Emitting Lamp Burners With
                     Improved Color Purity And
                     Lumen Output
------------------------------------------------------------------------------------------------------------------
 U.S.                Masks For Improved Sputter    60/468,264            5/7/03
                     Deposition Uniformity On
                     Non-Planar Substrates
------------------------------------------------------------------------------------------------------------------
 U.S.                System And Method For         09/473980             12/29/99       6,485,616        11/26/02
                     Coating Substrates With
                     Improved Capacity And
                     Uniformity
------------------------------------------------------------------------------------------------------------------
 U.S.                Method For Making Pigment     07/274380             11/21/88       4,879,140        11/7/89
                     Flakes
------------------------------------------------------------------------------------------------------------------
 U.S.                An Optical Interference       08/753574             11/26/96       5,923,471        7/13/99
                     Coating Capable Of
                     Withstanding Severe
                     Temperature Environments
------------------------------------------------------------------------------------------------------------------

                                                                          FILING                          ISSUE
COUNTRY                       SHORT TITLE          SERIAL NO.              DATE        PATENT NO.          DATE
------------------------------------------------------------------------------------------------------------------
Europe               An Optical Interference       9794850.2             11/26/97
                     Coating Capable Of
                     Withstanding Severe
                     Temperature Environments
------------------------------------------------------------------------------------------------------------------
Japan                An Optical Interference       98-524862             11/26/97
                     Coating Capable Of
                     Withstanding Severe
                     Temperature Environments
------------------------------------------------------------------------------------------------------------------
U.S.                 An Optical Interference       09/332,092            6/14/99        6,331,914        12/18/01
                     Coating Capable Of
                     Withstanding Severe
                     Temperature Environments
------------------------------------------------------------------------------------------------------------------
U.S.                 Apparatus And Method For A    08/388,191            2/13/95        6,402,902        6/11/02
                     Reliable Return Current
                     Path For Sputtering
                     Processes
------------------------------------------------------------------------------------------------------------------
Europe               Apparatus And Method For A    96-906309.8           2/5/96
                     Reliable Return Current
                     Path For Sputtering
                     Processes
------------------------------------------------------------------------------------------------------------------
Japan                Apparatus And Method For A    96-524999             2/5/96
                     Reliable Return Current
                     Path For Sputtering
                     Processes
------------------------------------------------------------------------------------------------------------------
U.S.                 Apparatus For Generating      08/371,195            1/11/95        5,714,009        2/3/98
                     Large Distributed Plasmas
                     By Means Of Plasma-Guided
                     Microwave Power
------------------------------------------------------------------------------------------------------------------
Europe               Apparatus For Generating      96906164.7            1/11/96
                     Large Distributed Plasmas
                     By Means Of Plasma-Guided
                     Microwave Power
------------------------------------------------------------------------------------------------------------------

                                                                          FILING                          ISSUE
COUNTRY                       SHORT TITLE          SERIAL NO.              DATE        PATENT NO.          DATE
------------------------------------------------------------------------------------------------------------------
Japan                Apparatus For Generating      96-521819             1/11/96
                     Large Distributed Plasmas
                     By Means Of Plasma-Guided
                     Microwave Power
------------------------------------------------------------------------------------------------------------------
U.S.                 Apparatus For Reducing The    08/437,816            5/9/95         5,616,224        4/1/97
                     Intensity And Frequency Of
                     Arcs Which Occur During A
                     Sputtering Process
------------------------------------------------------------------------------------------------------------------
Europe               Apparatus For Reducing The    96915638.9            5/8/96
                     Intensity And Frequency Of
                     Arcs Which Occur During A
                     Sputtering Process
------------------------------------------------------------------------------------------------------------------
Japan                Apparatus For Reducing The    96-534243             5/8/96
                     Intensity And Frequency Of
                     Arcs Which Occur During A
                     Sputtering Process
------------------------------------------------------------------------------------------------------------------
U.S.                 Multi-Spectral Filter         728,724               7/11/91        5,164,858        11/17/92
------------------------------------------------------------------------------------------------------------------
U.S.                 Gemstones And Decorative      08/296,779            8/26/94        6,197,428        3/6/01
                     Objects Comprising A
                     Substrate And An Optical
                     Interference Film
------------------------------------------------------------------------------------------------------------------
U.S.                 Objects Comprising A          09/901,671            7/11/01
                     Substrate And Optical
                     Interference Film
------------------------------------------------------------------------------------------------------------------
U.S.                 Photocell Array With                                               5,072,109        12/10/91
                     Multi-Spectral Filter
------------------------------------------------------------------------------------------------------------------
U.S.                 Wear Resistant Transparent    08/869,621            4/16/92        5,234,769        8/10/93
                     Dielectric Coatings
------------------------------------------------------------------------------------------------------------------
U.S.                 System And Method Of          09/537,095            3/29/00
                     Coating Substrates And
                     Assembling Devices Having
                     Coated Elements
------------------------------------------------------------------------------------------------------------------

                                                                          FILING                          ISSUE
COUNTRY                       SHORT TITLE          SERIAL NO.              DATE        PATENT NO.          DATE
-----------------------------------------------------------------------------------------------------------------
Japan                Sputtering Device                                                  139282/92        5/29/92
-----------------------------------------------------------------------------------------------------------------
Europe               Sputtering Device                                                  0516436 AZ       12/97
-----------------------------------------------------------------------------------------------------------------
U.S.                 Sputtering Device             08/428,612            4/25/95        5,849,162        12/15/98
-----------------------------------------------------------------------------------------------------------------
Europe               Sputtering Device             96913025.1            4/23/96
-----------------------------------------------------------------------------------------------------------------
Japan                Sputtering Device             96-532634             4/23/96
-----------------------------------------------------------------------------------------------------------------
U.S.                 Solar Cell Cover And Coating  08/972,372            11/18/97       6,107,564        8/22/00
-----------------------------------------------------------------------------------------------------------------
U.S.                 Apparatus And Process For     07/485,556            4/15/83        4,420,385        12/13/83
                     Sputter Deposition Of
                     Reacted Thin Films
-----------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.16

                              INTELLECTUAL PROPERTY

            LIST OF REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                                                           SERIAL NO./        FILING DATE/
                                                           REGISTRATION       REGISTRATION
   COUNTRY                  MARK                               NO.               DATE                  STATUS
--------------------------------------------------------------------------------------------------------------------
U.S.                   AGRO-LUX                            2,134,888            2/3/98           Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   C and Design                        2,248,816            6/1/99           Registered
--------------------------------------------------------------------------------------------------------------------
United Kingdom         CORALUX                             2,138,079            1/30/98          Registered
--------------------------------------------------------------------------------------------------------------------
Canada                 CRYSTAL LITES                       507,825              2/9/99           Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   DATALUX                             2,369,013            7/18/00          Registered
--------------------------------------------------------------------------------------------------------------------
Norway                 DATALUX                             192386               8/27/98          Registered
--------------------------------------------------------------------------------------------------------------------
Denmark                DATALUX                             VR 020341998         5/8/98           Registered
--------------------------------------------------------------------------------------------------------------------
Germany                DATALUX                             39740603             10/28/97         Registered
--------------------------------------------------------------------------------------------------------------------
Australia              DATALUX                             745,041              9/26/97          Registered
--------------------------------------------------------------------------------------------------------------------
Hong Kong              DATALUX                             5440                 4/1/97           Registered
--------------------------------------------------------------------------------------------------------------------
China                  DATALUX                             1344424              12/14/99         Registered
--------------------------------------------------------------------------------------------------------------------
Taiwan                 DATALUX                             821734               9/24/99          Registered
--------------------------------------------------------------------------------------------------------------------
New Zealand            DATALUX                             282741               4/1/97           Registered
--------------------------------------------------------------------------------------------------------------------
United Kingdom         DATALUX                             2143778              11/13/98         Registered
--------------------------------------------------------------------------------------------------------------------
China                  DESIGNER COLOR                      3334543              10/14/02         Pending application
--------------------------------------------------------------------------------------------------------------------
U.S.                   DESIGNER COLOR                      2,414,899            12/26/00         Registered
--------------------------------------------------------------------------------------------------------------------
Germany                DESIGNER COLOR                      39745124             1/20/98          Registered
--------------------------------------------------------------------------------------------------------------------
Spain                  DESIGNER COLOR                      2126348              11/14/97         Registered
--------------------------------------------------------------------------------------------------------------------
Italy                  DESIGNER COLOR                      812717               5/15/00          Registered
--------------------------------------------------------------------------------------------------------------------
France                 DESIGNER COLOR                      97702082             4/10/98          Registered
--------------------------------------------------------------------------------------------------------------------
Finland                DESIGNER COLOR                      211,607              10/30/96         Registered
--------------------------------------------------------------------------------------------------------------------
Sweden                 DESIGNER COLOR                      333813               11/19/99         Registered
--------------------------------------------------------------------------------------------------------------------
Norway                 DESIGNER COLOR                      190,243              5/20/98          Registered
--------------------------------------------------------------------------------------------------------------------
Denmark                DESIGNER COLOR                      VR 001331998         1/9/98           Registered
--------------------------------------------------------------------------------------------------------------------
Vietnam                DESIGNER COLOR                      33 686               4/3/00           Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   E-LAMP                              76/422,584           6/18/02          Pending application
--------------------------------------------------------------------------------------------------------------------
U.S.                   ENERGY MASTER                       1,715,439            9/15/92          Registered
--------------------------------------------------------------------------------------------------------------------

                                                           SERIAL NO./        FILING DATE/
                                                           REGISTRATION       REGISTRATION
   COUNTRY                     MARK                            NO.               DATE                  STATUS
--------------------------------------------------------------------------------------------------------------------
U.S.                   ENERGY MASTER PLUS                  2,171,151            7/7/98           Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   EYE-MATCH                           2,663,906            12/17/02         Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   Globe Design                        2,442,930            4/10/01          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   HIDIRECT and Design                 2,424,348            1/30/01          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   IT'S A WHOLE NEW LIGHT              2,410,962            12/5/00          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   MICROSUN                            2,099,921            9/23/97          Registered
--------------------------------------------------------------------------------------------------------------------
Canada                 MICROSUN                            506,803              1/19/99          Registered
--------------------------------------------------------------------------------------------------------------------
United Kingdom         MICROSUN                            2143702              2/27/98          Registered
--------------------------------------------------------------------------------------------------------------------
Denmark                MICROSUN                            VR050181997          11/21/97         Registered
--------------------------------------------------------------------------------------------------------------------
Germany                MICROSUN                            39740602             9/30/97          Registered
--------------------------------------------------------------------------------------------------------------------
Korea                  MICROSUN                            434,474              12/19/98         Registered
--------------------------------------------------------------------------------------------------------------------
Australia              MICROSUN                            745,040              9/26/97          Registered
--------------------------------------------------------------------------------------------------------------------
New Zealand            MICROSUN                            282,742              9/25/97          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   Microsun Logo                       2,103,892            10/7/97          Registered
--------------------------------------------------------------------------------------------------------------------
Canada                 Microsun Logo                       516,304              9/14/99          Registered
--------------------------------------------------------------------------------------------------------------------
Norway                 Microsun Logo                       189,020              3/19/98          Registered
--------------------------------------------------------------------------------------------------------------------
United Kingdom         Microsun Logo                       2143699              2/20/98          Registered
--------------------------------------------------------------------------------------------------------------------
Denmark                Microsun Logo                       VR 050191997         11/21/97         Registered
--------------------------------------------------------------------------------------------------------------------
Germany                Microsun Logo                       39740600             1/16/97          Registered
--------------------------------------------------------------------------------------------------------------------
Korea                  Microsun Logo                       434,475              12/19/98         Registered
--------------------------------------------------------------------------------------------------------------------
Australia              Microsun Logo                       745,039              9/27/97          Registered
--------------------------------------------------------------------------------------------------------------------
New Zealand            Microsun Logo                       282,743              9/25/97          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   OPTI-WAVE                           76/422,581           6/18/02          Pending application
--------------------------------------------------------------------------------------------------------------------
China                  OPTI-WAVE                           3334544              12/14/02         Pending application
--------------------------------------------------------------------------------------------------------------------
U.S.                   PERFORMANCE PLUS                    2,167,386            6/23/98          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   PRO ARC                             1,351,568            7/30/85          Registered
--------------------------------------------------------------------------------------------------------------------
Canada                 QUALITY PLUS                        507,824              2/9/99           Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   QUINT-VOLT                          76/422,582           6/18/02          Pending application
--------------------------------------------------------------------------------------------------------------------
U.S.                   SMARTPAC                            2,241,770            4/27/99          Registered
--------------------------------------------------------------------------------------------------------------------
Canada                 SMARTPAC                            TMA 528,350          5/25/00          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   SMARTPAC and Design                 2,223,069            2/9/99           Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   SPORT 60                            2,288,431            10/26/99         Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   SUNMASTER                           2,355,783            6/6/00           Registered
--------------------------------------------------------------------------------------------------------------------
Argentina              SUNMASTER                           2,151,651            12/16/99         Registered
--------------------------------------------------------------------------------------------------------------------

                                                           SERIAL NO./        FILING DATE/
                                                           REGISTRATION       REGISTRATION
   COUNTRY                            MARK                     NO.               DATE                  STATUS
--------------------------------------------------------------------------------------------------------------------
Australia              SUNMASTER                           762,320              11/19/97         Registered
--------------------------------------------------------------------------------------------------------------------
Benelux                SUNMASTER                           634,629              5/15/98          Registered
--------------------------------------------------------------------------------------------------------------------
Brazil                 SUNMASTER                           8820760226           3/13/01          Registered
--------------------------------------------------------------------------------------------------------------------
Canada                 SUNMASTER                           526,799              4/19/00          Registered
--------------------------------------------------------------------------------------------------------------------
Finland                SUNMASTER                           213557               3/31/99          Registered
--------------------------------------------------------------------------------------------------------------------
France                 SUNMASTER                           98 732 663           5/15/98          Registered
--------------------------------------------------------------------------------------------------------------------
Germany                SUNMASTER                           39827526.2           7/17/98          Registered
--------------------------------------------------------------------------------------------------------------------
Italy                  SUNMASTER                           MI98C 004949         5/11/98          Pending application
--------------------------------------------------------------------------------------------------------------------
New Zealand            SUNMASTER                           292358               3/9/98           Registered
--------------------------------------------------------------------------------------------------------------------
Norway                 SUNMASTER                           193,695              10/23/98         Registered
--------------------------------------------------------------------------------------------------------------------
Sweden                 SUNMASTER                           336,700              4/20/00          Registered
--------------------------------------------------------------------------------------------------------------------
United Kingdom         SUNMASTER                           2167101              11/27/98         Registered
--------------------------------------------------------------------------------------------------------------------
Italy                  SUNMASTER + PLUS                    841362               3/22/01          Registered
--------------------------------------------------------------------------------------------------------------------
Argentina              SUNMASTER PLUS                      2,151,652            12/16/99         Registered
--------------------------------------------------------------------------------------------------------------------
Australia              SUNMASTER PLUS                      762,319              3/9/98           Registered
--------------------------------------------------------------------------------------------------------------------
Benelux                SUNMASTER PLUS                      634,630              5/15/98          Registered
--------------------------------------------------------------------------------------------------------------------
Finland                SUNMASTER PLUS                      213558               3/31/99          Registered
--------------------------------------------------------------------------------------------------------------------
France                 SUNMASTER PLUS                      98 732664            5/15/98          Registered
--------------------------------------------------------------------------------------------------------------------
Germany                SUNMASTER PLUS                      39827527             7/20/98          Registered
--------------------------------------------------------------------------------------------------------------------
New Zealand            SUNMASTER PLUS                      292359               11/19/97         Registered
--------------------------------------------------------------------------------------------------------------------
Norway                 SUNMASTER PLUS                      193,696              10/23/98         Registered
--------------------------------------------------------------------------------------------------------------------
Sweden                 SUNMASTER PLUS                      366,701              4/20/00          Registered
--------------------------------------------------------------------------------------------------------------------
United Kingdom         SUNMASTER PLUS                      2167004              11/13/98         Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   THE WORLD'S WHITE LIGHT SOLUTION    2,621,662            9/17/02          Registered
--------------------------------------------------------------------------------------------------------------------
U.S.                   Triangle Design                     2,276,319            9/7/99           Registered
--------------------------------------------------------------------------------------------------------------------
United Kingdom         Triangle Design                     2113517              7/25/97          Registered
--------------------------------------------------------------------------------------------------------------------
Germany                Triangle Design                     39645981             4/1/97           Registered
--------------------------------------------------------------------------------------------------------------------
Spain                  Triangle Design                     2060749              11/29/96         Registered
--------------------------------------------------------------------------------------------------------------------
Spain                  Triangle Design                     211229               9/4/97           Registered
--------------------------------------------------------------------------------------------------------------------
Italy                  Triangle Design                     765,215              12/29/98         Registered
--------------------------------------------------------------------------------------------------------------------
France                 Triangle Design                     96648591             10/30/96         Registered
--------------------------------------------------------------------------------------------------------------------
Japan                  Triangle Design                     4124101              3/13/98          Registered
--------------------------------------------------------------------------------------------------------------------
Canada                 Triangle Design                     TMA 502,507          10/20/98         Registered
--------------------------------------------------------------------------------------------------------------------
Australia              Triangle Design                     720076               10/21/96         Registered
--------------------------------------------------------------------------------------------------------------------
New Zealand            Triangle Design (Class 11)          268474               10/21/96         Registered
--------------------------------------------------------------------------------------------------------------------
New Zealand            Triangle Design (Class 37)          268475               10/21/96         Registered
--------------------------------------------------------------------------------------------------------------------
New Zealand            Triangle Design (Class 42)          268476               10/21/96         Registered
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                         SERIAL NO./        FILING DATE/
                                                        REGISTRATION       REGISTRATION
  COUNTRY                         MARK                       NO.               DATE              STATUS
----------------------------------------------------------------------------------------------------------
India                  Triangle Design                   757,860             5/1/97            Pending
                                                                                               application
----------------------------------------------------------------------------------------------------------
Korea                  Triangle Design (Class 39)        445,374             3/29/99           Registered
----------------------------------------------------------------------------------------------------------
Korea                  Triangle Design (Class 11)        47035               9/16/98           Registered
----------------------------------------------------------------------------------------------------------
Singapore              Triangle Design (Class 11)        T97/05096G          5/2/97            Registered
----------------------------------------------------------------------------------------------------------
Singapore              Triangle Design (Class 37)        T97/05094J          11/1/96           Registered
----------------------------------------------------------------------------------------------------------
Hong Kong              Triangle Design                   B6015               12/8/97           Registered
----------------------------------------------------------------------------------------------------------
China                  Triangle Design                   1201370             8/21/98           Registered
----------------------------------------------------------------------------------------------------------
United Arab            Triangle Design                   32458               6/23/02           Registered
Emirates
----------------------------------------------------------------------------------------------------------
Finland                Triangle Design                   210724              8/14/98           Registered
----------------------------------------------------------------------------------------------------------
Sweden                 Triangle Design                   329,697             1/15/99           Registered
----------------------------------------------------------------------------------------------------------
Norway                 Triangle Design                   183,361             4/8/98            Registered
----------------------------------------------------------------------------------------------------------
Denmark                Triangle Design                   VR02.666            6/20/97           Registered
----------------------------------------------------------------------------------------------------------
Vietnam                Triangle Design                   33 694              4/3/00            Registered
----------------------------------------------------------------------------------------------------------
U.S.                   Triangle Design (in color)        2,396,124           10/17/00          Registered
----------------------------------------------------------------------------------------------------------
China                  UNI-FORM                          3334542             10/14/02          Pending
                                                                                               application
----------------------------------------------------------------------------------------------------------
U.S.                   UNI-FORM                          2,283,584           10/5/99           Registered
----------------------------------------------------------------------------------------------------------
Japan                  UNI-FORM                          4348185             12/24/99          Registered
----------------------------------------------------------------------------------------------------------
Vietnam                UNI-FORM                          33 688              4/3/00            Registered
----------------------------------------------------------------------------------------------------------
Japan                  UNI-FORM (stylized)               4348184             12/24/99          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   UNI-FORM (stylized)               2,283,585           10/5/99           Registered
----------------------------------------------------------------------------------------------------------
Germany                UV GUARD                          397 19 957          8/27/98           Registered
----------------------------------------------------------------------------------------------------------
Spain                  UV GUARD                          2097866             12/22/97          Registered
----------------------------------------------------------------------------------------------------------
France                 UV GUARD                          97 676,443          5/5/97            Registered
----------------------------------------------------------------------------------------------------------
Finland                UV GUARD                          210,835             8/31/98           Registered
----------------------------------------------------------------------------------------------------------
Denmark                UV GUARD                          VR02.664            6/20/97           Registered
----------------------------------------------------------------------------------------------------------
U.S.                   UV SHIELD                         2,396,198           10/17/00          Registered
----------------------------------------------------------------------------------------------------------
Canada                 UV SHIELD                         573,381             1/10/03           Registered
----------------------------------------------------------------------------------------------------------
Vietnam                UV SHIELD                         35513               8/26/98           Registered
----------------------------------------------------------------------------------------------------------
U.S.                   VENTURE                           1,707,980           8/18/92           Registered
----------------------------------------------------------------------------------------------------------
Japan                  VENTURE                           4152386             6/5/98            Registered
----------------------------------------------------------------------------------------------------------
United                 VENTURE                           1,470,183           7/10/98           Registered
Kingdom
----------------------------------------------------------------------------------------------------------
Vietnam                VENTURE                           33 687              4/3/00            Registered
----------------------------------------------------------------------------------------------------------
Japan                  VENTURE LIGHTING                  4152387             6/5/98            Registered
----------------------------------------------------------------------------------------------------------
U.S.                   VENTURE LIGHTING                  2,324,735           2/29/00           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
United                 VENTURE LIGHTING                  2131472             5/1/97            Registered
Kingdom                (stylized) and Design
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                         SERIAL NO./        FILING DATE/
                                                        REGISTRATION       REGISTRATION
  COUNTRY                         MARK                       NO.               DATE              STATUS
----------------------------------------------------------------------------------------------------------
Germany                VENTURE LIGHTING                  39719956            7/8/98            Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Spain                  VENTURE LIGHTING                  2097867             6/11/97           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Italy                  VENTURE LIGHTING                  FI97C 635           6/20/97           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
France                 VENTURE LIGHTING                  97676221            10/31/97          Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Japan                  VENTURE LIGHTING                  4365449             3/3/10            Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Canada                 VENTURE LIGHTING                  TMA 514,636         8/17/99           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Australia              VENTURE LIGHTING                  734,043             5/7/97            Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
New Zealand            VENTURE LIGHTING                  276,124             11/1/96           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
India                  VENTURE LIGHTING                  757,856             5/1/97            Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Korea                  VENTURE LIGHTING                  433,620             12/15/98          Registered
                       (stylized) and Design
                       (Class 39)
----------------------------------------------------------------------------------------------------------
Korea                  VENTURE LIGHTING                  47034               9/16/98           Registered
                       (stylized) and Design
                       (Class 11)
----------------------------------------------------------------------------------------------------------
Singapore              VENTURE LIGHTING                  T97/05095I          5/2/97            Registered
                       (stylized) and Design
                       (Class 11)
----------------------------------------------------------------------------------------------------------
Singapore              VENTURE LIGHTING                  T97/05093B          5/2/97            Registered
                       (stylized) and Design
                       (Class 37)
----------------------------------------------------------------------------------------------------------
Hong Kong              VENTURE LIGHTING                  12238               12/8/97           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
China                  VENTURE LIGHTING                  1479232             11/21/00          Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
United Arab            VENTURE LIGHTING                  25509               1/22/01           Registered
Emirates               (stylized) and Design
----------------------------------------------------------------------------------------------------------
Finland                VENTURE LIGHTING                  210,836             8/31/98           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Sweden                 VENTURE LIGHTING                  329,698             1/15/99           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Norway                 VENTURE LIGHTING                  973,525             5/2/97            Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                         SERIAL NO./        FILING DATE/
                                                        REGISTRATION       REGISTRATION
  COUNTRY                         MARK                       NO.               DATE              STATUS
----------------------------------------------------------------------------------------------------------
Denmark                VENTURE LIGHTING                  VR 02.665           6/20/97           Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
Vietnam                VENTURE LIGHTING                  33 693              4/3/00            Registered
                       (stylized) and Design
----------------------------------------------------------------------------------------------------------
U.S.                   VENTURE LIGHTING                  1,396,659           6/10/86           Registered
                       INTERNATIONAL
----------------------------------------------------------------------------------------------------------
Canada                 VENTURE LIGHTING                  335,094             12/11/87          Registered
                       INTERNATIONAL
----------------------------------------------------------------------------------------------------------
United                 VENTURE LIGHTING                  1,253,673           11/5/85           Registered
Kingdom                INTERNATIONAL
----------------------------------------------------------------------------------------------------------
Italy                  VENTURE LIGHTING                  MI98C008178         8/8/95            Registered
                       INTERNATIONAL
----------------------------------------------------------------------------------------------------------
France                 VENTURE LIGHTING                  96 648 594          10/30/96          Registered
                       INTERNATIONAL
----------------------------------------------------------------------------------------------------------
Germany                VENTURE LIGHTING                  396459897           10/23/96          Registered
                       INTERNATIONAL
----------------------------------------------------------------------------------------------------------
Australia              VENTURE LIGHTING                  674,038             9/29/95           Registered
                       INTERNATIONAL
----------------------------------------------------------------------------------------------------------
New Zealand            VENTURE LIGHTING                  254193              9/29/95           Registered
                       INTERNATIONAL
----------------------------------------------------------------------------------------------------------
U.S.                   VLI (stylized) and                1,357,882           9/3/85            Registered
                       Design
----------------------------------------------------------------------------------------------------------
United                 VLI (stylized) and Design         2,113,518           10/22/96          Registered
Kingdom
----------------------------------------------------------------------------------------------------------
Italy                  VLI (stylized) and Design         729,737             10/16/97          Registered
----------------------------------------------------------------------------------------------------------
France                 VLI (stylized) and Design         96 648 593          10/30/96          Registered
----------------------------------------------------------------------------------------------------------
Germany                VLI (stylized) and Design         39645980            12/10/96          Registered
----------------------------------------------------------------------------------------------------------
Australia              VLI (stylized) and Design         674,037             9/29/95           Registered
----------------------------------------------------------------------------------------------------------
U.S.                   WHITE-LUX                         1,730,895           11/10/92          Registered
----------------------------------------------------------------------------------------------------------
Germany                WHITE-LUX                         39645343            12/15/98          Registered
----------------------------------------------------------------------------------------------------------
United                 WHITE-LUX                         2,113,511           10/1/99           Registered
Kingdom
----------------------------------------------------------------------------------------------------------
Vietnam                WHITE-LUX                         33689               4/3/00            Registered
----------------------------------------------------------------------------------------------------------
France                 WHITE-LUX                         96648592            10/30/96          Registered
----------------------------------------------------------------------------------------------------------
Italy                  WHITE-LUX                         764,806             10/21/96          Registered
----------------------------------------------------------------------------------------------------------
China                  WHITE-LUX                         3334540             10/14/02          Pending
----------------------------------------------------------------------------------------------------------
U.S.                   WINTERSUN                         2,232,711           3/16/99           Registered
----------------------------------------------------------------------------------------------------------
Canada                 WINTERSUN                         539,738             1/16/01           Registered
----------------------------------------------------------------------------------------------------------
Norway                 WINTERSUN                         189,021             3/19/98           Registered
----------------------------------------------------------------------------------------------------------
Denmark                WINTERSUN                         VR                  11/21/97          Registered
                                                         050201997
----------------------------------------------------------------------------------------------------------
Germany                WINTERSUN                         39740601            9/30/97           Registered
----------------------------------------------------------------------------------------------------------
Korea                  WINTERSUN                         434476              12/19/98          Registered
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                         SERIAL NO./        FILING DATE/
                                                        REGISTRATION       REGISTRATION
  COUNTRY                         MARK                       NO.               DATE              STATUS
----------------------------------------------------------------------------------------------------------
Australia              WINTERSUN                         745,038              9/26/97          Registered
----------------------------------------------------------------------------------------------------------
New Zealand            WINTERSUN                         282,744              9/25/97          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   WYNDHAM HALL and Design           2,247,996            5/25/99          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   WYNDHAM HALL                      2,104,141            10/7/97          Registered
----------------------------------------------------------------------------------------------------------

                            DEPOSITION SCIENCES, INC.

----------------------------------------------------------------------------------------------------------
                                                         SERIAL NO./        FILING DATE/
                                                        REGISTRATION       REGISTRATION
COUNTRY                     MARK                             NO.               DATE              STATUS
----------------------------------------------------------------------------------------------------------
U.S.                   ISOPOWER                          2,717,245            5/20/03          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   ISOSPHERE                         2,503,471            11/6/01          Registered
----------------------------------------------------------------------------------------------------------
CTM                    ISOSPHERE                         1704386              7/26/01          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   ISOFIBER                          2,645,378            11/5/02          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   DSI                               2,264,081            7/27/99          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   TAVALITE                          2,163,889            6/9/98           Registered
----------------------------------------------------------------------------------------------------------
CTM                    TAVALITE                          724,831              6/29/99          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   PASSION FIRE                      2,089,963            8/19/97          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   HEAT BUSTER and                   2,081,960            7/22/97          Registered
                       Design
----------------------------------------------------------------------------------------------------------
U.S.                   MICRODYN (stylized)               2,091,689            8/26/97          Registered
----------------------------------------------------------------------------------------------------------
U.S.                   EASS                              2,076,076            7/1/97           Registered
----------------------------------------------------------------------------------------------------------
CTM                    JEALOUS LOVE                      724815               7/8/99           Registered
----------------------------------------------------------------------------------------------------------
CTM                    BLUE ENCHANTMENT                  724849               8/30/99          Registered
----------------------------------------------------------------------------------------------------------

                          BALLASTRONIX (DELAWARE), INC.

----------------------------------------------------------------------------------------------------------
                                                         SERIAL NO./        FILING DATE/
                                                        REGISTRATION       REGISTRATION
COUNTRY                     MARK                            NO.               DATE               STATUS
----------------------------------------------------------------------------------------------------------
U.S.                   BALLASTRONIX INC.                 2,134,743           2/3/98            Registered
----------------------------------------------------------------------------------------------------------

                         VENTURE LIGHTING EUROPE LIMITED

----------------------------------------------------------------------------------------------------------
                                                         SERIAL NO./        FILING DATE/
                                                        REGISTRATION       REGISTRATION
  COUNTRY                         MARK                       NO.               DATE              STATUS
----------------------------------------------------------------------------------------------------------
United                 PARMAR                            2120799             9/5/97            Registered
Kingdom
----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.16

                              INTELLECTUAL PROPERTY

                          LIST OF REGISTERED COPYRIGHTS

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

---------------------------------------------------------------------------------------
          Title                         Registration Number           Registration Date
---------------------------------------------------------------------------------------
The world leader in high                   TX-5-704-494                    4/29/03
purity materials and
components for the lighting
industry
---------------------------------------------------------------------------------------

                            DEPOSITION SCIENCES, INC.

---------------------------------------------------------------------------------------
          Title                         Registration Number           Registration Date
---------------------------------------------------------------------------------------
DSI-3500/2A MicroDyn                       TX-3-777-022                    2/28/94
sputtering system operating
and service manual
---------------------------------------------------------------------------------------
Tantalite gemstones; celestial             TX-3-815-576                    5/2/94
firefall; The Iris Collection;
precious art objects of radiant
beauty; Aurora metal jewelry;
tropical twilight
---------------------------------------------------------------------------------------
DSI HeatBuster metal                       TX-3-883-288                    6/30/94
reflector specification
---------------------------------------------------------------------------------------

                                  SCHEDULE 5.18

                             DEMAND DEPOSIT ACCOUNTS

ADVANCED LIGHTING TECHNOLOGIES, INC.

First Merit Bank*
295 First Merit Circle
Akron, OH 44307
Account #8880 4026

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #8011369184

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #8011369328

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #1008438773

APL ENGINEERED MATERIALS, INC.

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #1008438722

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #771032

BankIllinois
100 West University
Champaign, IL 61820
Account #1126539

BankIllinois
100 West University
Champaign, IL 61820
Account #2721910

National City Bank*
30 Main Street
Champaign, IL 61820
Account #523010888-7

National City Bank*
30 Main Street
Champaign, IL 61820
Account #103-594

Bank One*
Bensenville, IL
Account #1115002149570

DEPOSITION SCIENCES, INC.

Westamerica Bank
Santa Rosa Office
P.O. Box 1679
Santa Rosa, CA 95402
Account #0404134868

Westamerica Bank
Santa Rosa Office
P.O. Box 1679
Santa Rosa, CA 95402
Account #0404140972

PNC Bank, National Association
Two Tower Center Blvd.
East Brunswick, NJ 08816
Account #1008438781

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #910758

Merrill Lynch*
1715 Second Street
Napa, CA 94559
Account #80C07004

Summit Bank*
675 Tgnacio Valley
Suite B-105
Walnut, CA 94596
Account #220009171

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #8019340263

VENTURE LIGHTING INTERNATIONAL, INC.

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #1008438765

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #2533

PNC Bank, National Association
Two Tower Center Blvd
East Brunswick, NJ 08816
Account #1008438757

National City Bank
1900 E. 9th Street
Cleveland, OH 44114
Account #657058709

First National Bank of Omaha*
1620 Dodge Street
Omaha, NE 68197
Account #110156718

First National Bank of Omaha*
1620 Dodge Street
Omaha, NE 68197
Account #09102433

VENTURE LIGHTING EUROPE LIMITED

Barclays Bank plc
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #80628042

Barclays Bank plc
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #90560243

Barclays Bank plc*
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #90748897

Barclays Bank plc
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #83744311

Barclays Bank plc
Hanover Square Corporate Banking Centre
P.O. Box 15163H
50 Pall Mall
London SW1 1QD
Account #48474433

Barclays Bank plc
Paris, France
Account #37103301

Barclays Bank plc
Frankfurt, Germany
Account #0736114301

Banca Comm Italiana
Milan, Italy
Account 9940176/01/81

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.

Royal Bank of Canada
Truro, Nova Scotia
Account #100 8762

Royal Bank of Canada
Truro, Nova Scotia
Account #400 1095

*Loan Parties represent and covenant that the cash in these accounts shall not exceed $5,000, with the exception of (i) account number 8880 4026 at First Merit Bank, which amount shall not exceed $10,000, (ii) account number 2721910 at Bank Illinois, which amount shall not exceed $250,000 (this is a mortgage disbursement and payroll account that gets depleted to zero as mortgage disbursements are made and employees cash their paychecks) and (iii) account number 90748897 at Barclays Bank plc, which amount shall not exceed
L20,000.

                                  SCHEDULE 5.20

                             PERMITTED INDEBTEDNESS

1. APL Engineered Materials, Inc. ("APL"): Mortgage dated April 21, 1992 between APL and Bank Illinois (f/k/a The Champaign National Bank) for the principal sum of $1,100,000 on the real property of APL located at 2401 N. Willow Road, Urbana, IL 61802, with the balance of the indebtedness due and payable on May 1, 2007. Aggregate principal amount outstanding: $359,706.

2.       Advanced Lighting Technologies, Inc. ("ADLT"):

         a. Promissory Note dated as of January 31, 2000, payable to the order of RandH Unison Holdings for the principal sum of $2,300,000, and bearing interest at the rate of 6.65% per annum compounded quarterly. The note was due and payable on January 31, 2002 and has not been extended. Aggregate principal amount outstanding: $1,970,000.

         b. Indenture dated as of March 18, 1998 issuing 8% Senior Notes due March 15, 2008 for the aggregate principal amount of $100,000,000. Interest is payable semiannually in cash on March 15 and September 15 of each year, commencing on September 15, 1998. The Senior Notes are redeemable at the option of ADLT, in whole or in part, at any time after March 15, 2003 at the redemption prices set forth in the Indenture. Upon a Change of Control (as defined in the Indenture), ADLT will be required to purchase the notes at 101% of their principal amount, plus accrued interest. The notes are unsecured senior indebtedness and rank pari passu with existing and future unsubordinated unsecured indebtedness and are senior in right of payment to all subordinated indebtedness of ADLT. Aggregate amount outstanding: $100,000,000.

         c. Open End Mortgage, Security Agreement and Assignment of Rents in favor of First Merit Bank, N.A. (f/k/a Security Federal Savings and Loan Association of Cleveland) dated March 26, 1997 for the property located at 10240 Glen-Eagle #3, Twinsburg, Ohio 44087 for the original principal sum of $185,000. The original principal sum is payable twenty-five years from the date of the mortgage and interest is payable quarterly. Assignment of Rents and Leases dated March 26, 1997 for the original principal sum of $185,000 in favor of First Merit Bank, N.A. (f/k/a Security Federal Savings and Loan Association of Cleveland). Aggregate amount outstanding: $153,444.32.

         d. ADLT finances its insurance with Imperial Premium Finance, Inc. ("Imperial"). The Premium Finance Agreement Disclosure State and Security Agreement with Imperial dated December 11, 2002, requires ADLT to make monthly payments of $6,622.33, with the final payment due on September 11, 2003. The Premium Finance Agreement Disclosure Statement and Security Agreement with Imperial dated December 12, 2001, requires ADLT to make monthly payments of $57,295.22, with the final payment due on October 11, 2003.

3.       Venture Lighting Power Systems, North America Inc.:

         a. Grid Promissory Note dated July 2, 2001, executed by VLNA to ADLT for all advances, which shall not exceed US$5,600,000, plus accrued interest of $5,600,000, plus accrued interest, due and payable on July 30, 2004. The note bears interest at 5.5% per annum commencing on July 2, 2001. Aggregate principal amount outstanding: US$1,796,569.21.

         b. Canada Customs and Revenue Agency ("CCRA") requires a 10% withholding charge on interest payments. VLNA's gross interest payable to ADLT pursuant to the Grid Promissory Note is US$306,444 (minus the 10% payment to CCRA of US$30,644) = US$275,800.

         c. Consignment Agreement by and between VLNA and Rea Magnet Wire Company, Inc. dated June 1, 2002, for a term commencing July 1, 2002 through September 30, 2004 for supply of copper and aluminum magnet wire on consignment at our location in Amherst, with 60 day payment terms and a volume rebate. Aggregate amount outstanding: US$206,253.

         d. Computer Lease with MTC Leasing Inc., which terminates in November 2003. Aggregate amount outstanding: US$1,514.15.

         e. Royalty payments owed to Ballastronix (Delaware), Inc. Aggregate amount owed: US$485,863 (minus the 10% payment to CCRA of US$25,060) = US$460,803.

         f. Intercompany Note payable by VLNA to ADLT dated June 30, 2003 in the principal amount of $1,812,277.60.

4.       Venture Lighting Europe Limited:

         a. Intercompany loan made by Advanced Lighting Technologies Europe Limited ("ADLT Europe") dated July 1, 2001. Unsecured Demand Loan in the principal amount of 3,749,924 pounds made by ADLT Europe. The loan bears interest at 8% per annum accruing daily. Aggregate amount outstanding: 3,030,126 pounds.

         b. VLE received a claim from Industrial Technische Verlichting B.V. relating to faulty goods. A settlement was reached in 2002 between the parties on the basis of a payment of 275,000 Euros by Venture Lighting Europe Limited in full and final settlement. Payment of the agreed settlement sum is to be reached by the rebate of 20% on all goods supplied to Industria Technische Verlichting B.V. Aggregate amount outstanding: 179,544 Euros.

         c. Intercompany Note payable by VLE and Parry Power Systems Limited ("Parry") to ADLT dated June 30, 2003 in the principal amount of $3,923,096.90.

         d. UK Guarantors' Indebtedness to Barclays Bank plc with regard to directors' credit card obligations in the amount of $64,350 (L39,000).

5.       Parry Power Systems Limited:

         a. Intercompany Note payable by VLE and Parry to ADLT dated June 30, 2003 in the principal amount of $3,923,096.90.

         b. UK Guarantors' Indebtedness to Barclays Bank plc with regard to directors' credit card obligations in the amount of $64,350 (L39,000).

                                  SCHEDULE 5.23

                                      TAXES

1. ADLT Services, Inc. is an inactive company with no assets. It never obtained a Federal ID # and therefore has not filed any tax returns (Federal or State).

2. Real estate taxes for the first half of 2002 on the corporate condo in Twinsburg, Ohio, which were due in February were unpaid due to the bankruptcy filing.

                                  SCHEDULE 5.26

                           MATERIAL CONTRACT DEFAULTS

NOTE INDENTURE

Indenture between Advanced Lighting Technologies, Inc. and The Bank of New York, as Trustee, dated as of March 18, 1998; UNCURED INTEREST PAYMENT DEFAULT; FAILURE TO PAY PRINCIPAL DUE AS A RESULT OF ACCELERATION; CREATION OF LIENS ON SUBSTANTIALLY ALL OF DEBTORS' PROPERTY IN FAVOR OF THE DIP LENDER.

MANAGEMENT CONTRACTS, COMPENSATORY PLANS AND ARRANGEMENTS

Loan Agreement dated as of October 8, 1998 between Advanced Lighting Technologies, Inc. and Wayne R Hellman

Secured Promissory Note of Wayne R. Hellman dated as of October 8, 1998 in the amount of $9,000,000 to Advanced Lighting Technologies, Inc. as amended; NO INTEREST PAID FOR PERIODS AFTER OCTOBER 6, 1999.

OTHER AGREEMENTS

Stock Purchase Agreement by and between Advanced Lighting Technologies, Inc. and General Electric Company dated as of September 28, 1999; DEFAULT EXISTS AS A RESULT OF CREATION OF LIENS ON SUBSTANTIALLY ALL OF DEBTORS' PROPERTY IN FAVOR OF THE DIP LENDER.

Contingent Warrant Agreement dated as of September 30, 1999 by and among Advanced Lighting Technologies, Inc., General Electric Company, Wayne R. Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998, as subsequently amended; FIRST CONTINGENT WARRANT AND SECOND CONTINGENT WARRANT HAVE NOT BEEN ISSUED IN ACCORDANCE WITH THE CONTINGENT WARRANT AGREEMENT, AS AMENDED.

                               SCHEDULE 5.28 (b-1)

                                EMPLOYEE BENEFITS

1.       INSURANCE

         All employees are covered under the health insurance plan in their province of residence. Upon completion of a ninety (90) day or extended probationary period, an employee is able to participate in the following company group benefits:

         GROUP LIFE INSURANCE (Company Paid) The Principal Amount of one year's annual salary. An employee can apply for optional additional life insurance for themselves and their spouse at group rates.

         ACCIDENTAL DEATH AND DISMEMBERMENT (Company Paid) A form of "double indemnity" coverage should death result from an accident.

         LONG-TERM DISABILITY (Employee Paid) An employee who becomes disabled by illness or injury while employed at Venture Lighting Power Systems, North America Inc. ("VLPS,NA") has access to short term disability benefit through the Employment Insurance Commission. Currently, EI coverage is available for a maximum of 15 weeks with a two-week waiting period. The Compulsory Long-Term Disability program is designed to begin where the Employment Insurance program leaves off. The long-term disability elimination period has been co-ordinated such that when EI benefits end the LTD benefits start.

         LTD provides a monthly income for employees who are still disabled before retirement at age sixty-five (65), at a rate of 60% of monthly earnings up to $5000 per month. Resulting from the fact that employees pay 100% of the long-term disability premium, long-term disability benefits are non-taxable in the hands of the employee. Usually you apply for Canada Pension benefits at the same time as the LTD benefits and these offset the amounts paid to an all source maximum of 85% of net pre-disability earnings.

         SUN LIFE DENTAL AND EXTENDED HEALTH BENEFITS WITH A CO-PAY PRESCRIPTION DRUG PLAN (Voluntary basis). If an employee enrols in either of these plans, the company pays 50% of the premium cost of the plan, while the employee pays the remaining 50%. Premium rates are based on the group's "experience rating".

2. PROFIT SHARING PLAN BONUS AND DEFERRED PROFIT SHARING PLAN - Venture Lighting Power Systems, North America has a Profit Sharing Plan bonus in place to provide for its employees a retirement plan and to provide a means to reward those qualified employees with a superior attendance record. This plan includes a Deferred Profit Sharing Plan

         An employee must have attained six months of service with VLPS,NA by the beginning of any fiscal year, in order to participate in that year's Profit Sharing Plan, must be employed by VLPS,NA at the end of the fiscal year in which the plan applies, and must be employed at the time the payout is made. The Profit Sharing Plan is based on the fiscal year.

         In years when a certain performance target (Operating Dollars) is attained by the business, qualified employees will share in the profits of the business, in the form of a percentage of their actual earnings in that fiscal year. The employee will be informed each year of the following year's performance target.

         This profit share payment will be increased or reduced by applying an attendance factor to the pay out.

         The employee has the option to deposit their entire share into the Deferred Profit Sharing Plan, which is a Canada Customs and Revenue Agency Registered Plan, or receive up to 50% of it in cash through payroll. Only VLPS,NA, on behalf of the employees, may contribute to this plan and invested funds are held tax free until you withdraw them. The funds held for the employee within the plan are locked in until the employee retires or leaves the employ of VLPS,NA.

3. VACATION PAY - All non exempt employees who on June 30 in a current year have completed less than one year of service or have worked less than 1,800 hours will receive, in that year, vacation pay equal to four- (4) percent of their gross earnings. After completing the probationary period, these employees may be granted vacation time off in the form of one- (1) day of vacation per month worked (to a maximum of 10 days). In such circumstances the Department Manager must give written approval.

         All employees who on June 30 in a current year have completed one year of service or more will receive two- (2) weeks vacation with pay at four (4) percent of gross earnings. Exempt employees receive two weeks vacation with pay at their current salary level.

         All employees who on June 30 in a current year have completed 5 years of service with VLPS,NA will receive three (3) weeks vacation with pay at six (6) percent of gross earnings. Exempt employees receive three
         (3) weeks vacation with pay at their current salary level.

         Annual plant shutdowns are usually scheduled during the first two weeks of August to permit eligible employees to take their vacation at the same time. Exact dates for plant shutdown are announced early enough to plan vacation trips and other activities.

         It is mandatory that most everyone take his or her vacation during the plant shutdown. The third week of vacation period could be scheduled in conjunction with the two (2) week scheduled shutdown, depending on business conditions, as determined by Senior Management.

         EMPLOYEES WITH VACATION DAYS OVER AND ABOVE THOSE REQUIRED FOR PLANT SHUTDOWN WILL BE GIVEN THE OPPORTUNITY TO MAKE THEIR VACATION REQUESTS FOR THE CURRENT CALENDAR YEAR DURING A THREE-MONTH PERIOD AT THE BEGINNING OF EACH YEAR. REQUESTS FOR VACATION WILL BE CONSIDERED ON A FIRST COME FIRST SERVED BASIS AND THEN BY SENIORITY, IN THE EVENT OF

         A TIE. ANY EMPLOYEE REACHING THEIR FIVE-YEAR (5) ANNIVERSARY DATE DURING VLPS,NA'S FISCAL CALENDAR MONTHS OF JANUARY THROUGH TO JUNE WILL BE ENTITLED TO REQUEST THEIR THIRD WEEK OF VACATION BEFORE THE END OF DECEMBER OF THAT SAME YEAR. ANY EMPLOYEE REACHING THEIR FIVE-YEAR (5) ANNIVERSARY DATE DURING VLPS,NA'S FISCAL CALENDAR MONTHS OF JULY THROUGH TO DECEMBER WILL BE ENTITLED TO REQUEST THEIR THIRD WEEK OF VACATION BETWEEN JANUARY AND DECEMBER OF THE NEXT FISCAL YEAR.

4. EDUCATIONAL TUITION REIMBURSEMENT - VLPS,NA will reimburse an employee for the cost of tuition for courses, which are applicable to their job, taken outside of work. The Company wants to support employees who wish to further pursue their career objectives with education and training. Expenses and books are not eligible for reimbursement. Eligible courses and programs are those which will assist an employee in carrying out their present tasks or responsibilities or will enable the employee to acquire the knowledge and skill to compete for other jobs within VLPS,NA.

5. PROFESSIONAL ASSOCIATION DUES - If you are employed in a professional capacity by VLPS,NA and your occupation requires that you maintain current membership status in a professional association or a licensing body, VLPS,NA will pay for 50% of the annual membership cost.

6.       EI PURSUANT TO THE EMPLOYMENT INSURANCE ACT (CANADA)

7.       CPP PURSUANT TO THE CANADA PENSION PLAN (CANADA)

8. WORKERS' COMPENSATION BENEFITS PURSUANT TO THE WORKERS' COMPENSATION ACT (NOVA SCOTIA)

                               SCHEDULE 5-28(b-2)

                                EMPLOYEE BENEFITS

ADVANCED LIGHTING TECHNOLOGIES, INC. & VENTURE LIGHTING INTERNATIONAL, INC.

All employees are eligible for health insurance coverage and 401(k) Savings and Retirement Plan on the date of hire.

GROUP LIFE INSURANCE - (company paid) The amount of two times the employees annual salary to a maximum of $300,000.

ACCIDENTAL DEATH & DISMEMBERMENT - (company paid) - The amount of two times the employees annual salary to a maximum of $300,000.

SUPPLEMENTAL VOLUNTARY BENEFITS OFFERED
Voluntary Life - Mutual of Omaha - (Term Life)
             - Cincinnati Life - (Universal Life)
Voluntary Long Term Care - AFLAC

SHORT TERM DISABILITY (STD) - In order to provide the opportunity for income in the event of a short-term disability, full-time employees that have 6 months of continuous, active, employment are eligible for STD, paid at 80% of the normal base pay, up to twenty-six weeks. Benefits begin on the fourteenth day of a covered disability.

LONG TERM DISABILITY (LTD) - LTD pays 60% of the normal base pay after 180-day waiting period, up to a maximum of $6,000 per month for eligible employees. STD benefits will cease once LTD begins.

VISION - (Voluntary benefit)
Provided by Vision Service Plan (VSP)

DENTAL
Provided by Delta Dental of Ohio
PPO Plan allowing for Single, employee +1 or family coverage

MEDICAL
Provided by United Health Care
PPO Plan allowing for Single, employee +1 or family coverage
Plan offers two choices - 90/70 or 100/80
Both plans provide the Prescription coverage at $10/$15/$30

EMPLOYEE ASSISTANCE PROGRAM (EAP)
Care 24 is a confidential resource offered and available to all employees and their family members.

EDUCATIONAL TUITION REIMBURSEMENT - Full-time employees that have one year of service with the company are eligible. 100% company paid up to $5,250 per calendar year upon approval.

401(k) SAVINGS AND RETIREMENT PLAN - Full-time employees that are 18 years of age are eligible to participate upon date of hire. Employee can contribute from 1% - 18% with a company match of 50% up to the first 8% deferred.

VACATIONS
Are earned on an employees anniversary.
1 year through 4 years    10 days
5 years through 6 years   12.5 days
7 years through 14 years  15 days
15 or more years          20 days

PAID HOLIDAYS:
10 through out the year.

ADLT SERVICES, INC.

None.

APL ENGINEERED MATERIALS, INC.

All employees are eligible for health insurance coverage and 401(k) Savings and Retirement Plan on the date of hire.

GROUP LIFE INSURANCE - (company paid) The amount of two times the employees annual salary to a maximum of $300,000.

ACCIDENTAL DEATH & DISMEMBERMENT - (company paid) - The amount of two times the employees annual salary to a maximum of $300,000.

SUPPLEMENTAL VOLUNTARY BENEFITS OFFERED
Voluntary Life - Mutual of Omaha  - (Term Life)
             - Cincinnati Life - (Universal Life)
Voluntary Long Term Care - AFLAC

SHORT TERM DISABILITY (STD) - In order to provide the opportunity for income in the event of a short-term disability, full-time employees that have 6 months of continuous, active, employment are eligible for STD, paid at 80% of the normal base pay, up to twenty-six weeks. Benefits begin on the fourteenth day of a covered disability.

LONG TERM DISABILITY (LTD) - LTD pays 60% of the normal base pay after 180-day waiting period, up to a maximum of $6,000 per month for eligible employees. STD benefits will cease once LTD begins.

VISION - (Voluntary benefit)
Provided by Vision Service Plan (VSP)

DENTAL
Provided by Delta Dental of Ohio
PPO Plan allowing for Single, employee +1 or family coverage

MEDICAL
Provided by United Health Care
PPO Plan allowing for Single, employee +1 or family coverage
Plan offers two choices - 90/70 or 100/80 coverage
Both plans provide the Prescription coverage at $10/$15/$30

MEDICAL
Personal Care
PPO Plan allowing for Single, employee +1 or Family coverage
Plan offers 90/70 coverage
Plan offers prescription coverage at $7, $15,$50

MEDICAL
Health Alliance
PPO Plan offering Single, Emp+1 & Family
Plan offers 90/70 coverage
Plan offers prescription coverage $10, $20, $40 in network & 50% out of network

EMPLOYEE ASSISTANCE PROGRAM (EAP)
Care 24 is a confidential resource offered and available to all employees and their family members.

EDUCATIONAL TUITION REIMBURSEMENT - Full-time employees that have one year of service with the company are eligible. 100% company paid up to $5,250 per calendar year upon approval.

401(k) SAVINGS AND RETIREMENT PLAN - Full-time employees that are 18 years of age are eligible to participate upon date of hire. Employee can contribute from 1% - 18% with a company match of 50% up to the first 8% deferred.

PAID VACATION
1 YEAR -  10 DAYS
2 - 10 YEARS - VACATION ACCRUAL ONE DAY FOR EVERY YEAR OF SERVICE
11-15 YEARS - 20 DAYS
16-17 YEARS - 21 DAYS
18-19 YEARS - 22 DAYS
20- 21 YEARS - 23 DAYS
22-23 YEARS -  24 DAYS
24 - 25+ YEARS - 25 DAYS

PAID HOLIDAYS
12 THROUGH OUT THE YEAR

BALLASTRONIX (DELAWARE), INC.

None.

DEPOSITION SCIENCES, INC.

All employees are eligible for health insurance coverage and 401(k) Savings and Retirement Plan on the date of hire.

GROUP LIFE INSURANCE - (company paid) The amount of two times the employees annual salary to a maximum of $300,000.

ACCIDENTAL DEATH & DISMEMBERMENT - (company paid) - The amount of two times the employees annual salary to a maximum of $300,000.

SUPPLEMENTAL VOLUNTARY BENEFITS OFFERED
Voluntary Life - Mutual of Omaha  - (Term Life)
             - Cincinnati Life - (Universal Life)
Voluntary Long Term Care - AFLAC

SHORT TERM DISABILITY (STD) - In order to provide the opportunity for income in the event of a short-term disability, full-time employees that have 6 months of continuous, active, employment are eligible for STD, paid at 80% of the normal base pay, up to twenty-six weeks. Benefits begin on the fourteenth day of a covered disability.

LONG TERM DISABILITY (LTD) - LTD pays 60% of the normal base pay after 180-day waiting period, up to a maximum of $6,000 per month for eligible employees. STD benefits will cease once LTD begins.

VISION - (Voluntary benefit)
Provided by Vision Service Plan (VSP)

DENTAL
Provided by Delta Dental of Ohio
PPO Plan allowing for Single, employee +1 or family coverage

MEDICAL
Provided by United Health Care
PPO Plan allowing for Single, employee +1 or family coverage
Plan offers two choices - 90/70 or 100/80
Both plans provide the Prescription coverage at $10/$15/$30

MEDICAL
Provided by Kaiser Permanente HMO
Plan offers Prescription coverage at $10 &$15

EMPLOYEE ASSISTANCE PROGRAM (EAP)
Care 24 is a confidential resource offered and available to all employees and their family members.

EDUCATIONAL TUITION REIMBURSEMENT - Full-time employees that have one year of service with the company are eligible. 100% company paid up to $5,250 per calendar year upon approval.

401(k) SAVINGS AND RETIREMENT PLAN - Full-time employees that are 18 years of age are eligible to participate upon date of hire. Employee can contribute from 1% - 18% with a company match of 50% up to the first 8% deferred.

FSA
Medical or Dependent Care Flexible Spending Accounts
Administered by Associates in Excellence.

PAID VACATION
1-5 YEAR -   10 DAYS
5-15 YEARS - 15 DAYS
15 & UP -    20 DAYS

PAID HOLIDAYS
10 THROUGH OUT THE YEAR

LIGHTING RESOURCES INTERNATIONAL, INC.

None.

MICROSUN TECHNOLOGIES, INC.

None.

VENTURE LIGHTING EUROPE LIMITED

Group Medical Plan

Insurer: AXA PPP Healthcare. Current policy number is B73637-0082, expiring in June 2004. The scheme has 15 members and the monthly payment due is L724.40.

Life Assurance

Insurer: AIG Life. Current policy number is 397B11831 from 1 July 2002 to June 30, 2003. The policy currently covers 15 lives and provides for a lump sum assurance of 4 x salary and a spouses death in service pension. Total premium for 2002/2003 is L9,019.83.

Group Pension Plan

Insurer: Scottish Equitable. Current policy number is 63289, expiring on June 30, 2003. The scheme is a money purchase scheme. Premium for 2002/2003:
L38,960.16.

                                  SCHEDULE 7.14

                          TRANSACTIONS WITH AFFILIATES

LOANS:

1.       Loan Agreement between ADLT and Wayne R. Hellman ("Hellman") (October
8, 1998).

2. Secured Promissory Note dated as of October 8, 1998 between ADLT and Hellman (October 8, 1998).

3. First Amendment to Loan Agreement, Secured Promissory Note and Security Agreement (November 22, 2000).

4. Second Amendment to Loan Agreement, Secured Promissory Note and Security Agreement (March 15, 2001).

5. Third Amendment to Loan Agreement, Secured Promissory Note and Security Agreement (April 25, 2002).

MANAGEMENT CONTRACTS:

1. Amended and Restated Employment Agreement between ADLT and Hellman (October 8, 1998).

2.       Consulting Agreement between ADLT and Louis S. Fisi (December 31,
1999).

COMPENSATORY PLANS:

1.       Deposition Sciences, Inc. 2001 Equity Incentive Plan

2. Director & Officer Compensation Arrangements are described in ADLT's Form 10K, dated as of June 30, 2002.

AGREEMENTS WITH SHANGHAI Y&L LIGHTING CO.:

Venture Lighting International, Inc. purchases frame and mounting components for metal halide lamps from Shanghai Y&L Lighting Co. (China). The standard allowed time for payment on trade invoices is sixty (60) days from date of shipment, however, Shanghai Y&L has formally extend the term for VLI to pay trade invoices to ninety (90) days. All pricing is determined at arm's-length.

AGREEMENTS/ARRANGEMENTS WITH GENERAL ELECTRIC:

1. Stock Purchase Agreement by and between ADLT and General Electric Company ("GE"), dated as of September 28, 1999.

2. Contingent Warrant Agreement dated as of September 30, 1999 by and among ADLT, GE, Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998.

3. Amendment to Contingent Warrant Agreement dated as of August 31, 2000, by and among ADLT, GE, Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998.

4. Second Amendment to Contingent Warrant Agreement dated as of June 29, 2001, by and among ADLT, GE, Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998.

5. Third Amendment to Contingent Warrant Agreement dated as of September 28, 2001, by and among ADLT, GE, Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998.

6. Fourth Amendment to Contingent Warrant Agreement dated as of December 31, 2001, by and among ADLT, GE, Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998.

7. Fifth Amendment to Contingent Warrant Agreement dated as of March 31, 2002, by and among ADLT, GE, Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998.

8. Sixth Amendment to Contingent Warrant Agreement dated as of June 30, 2002, by and among ADLT, GE, Hellman, individually and as voting trustee under Voting Trust Agreement dated October 10, 1995, Hellman Ltd. and Alan J. Ruud, individually and as voting trustee under Voting Trust Agreement dated January 2, 1998.

9. Lamp Materials Purchase Agreement by and among ADLT, GE, GE, acting through its GE Lighting business, and APL Engineered Materials, Inc. ("APL"), dated as of September 30, 1999.

10. Patent and Technical Assistance Agreement by and among ADLT, APL, and GE, acting through its GE Lighting business, dated as of September 30, 1999.

11. Series A1 Warrant to Purchase Common Shares of ADLT issued to GE, dated as of October 6, 1999.

12. Registration Rights Agreement between ADLT and GE dated as of September 30, 1999

13. Consignment Agreement by and between APL and GE, acting through its GE Lighting business, dated January 4, 1999.

*Information regarding terms/pricing of sales (lamps) and purchasing (quartz, tubing, lamps) between VLI/GE are to be provided to Foothill Capital under separate cover.

INTERCOMPANY LOANS

1. Unsecured Demand Loan in the principal amount of $3,554,376 made by Advanced Lighting Technologies, Inc. to Advanced Lighting Technologies Australia, Inc. dated January 1, 2002.

2. Unsecured Demand Loan in the principal amount of L3,749,924 made by Advanced Lighting Technologies Europe Limited to Venture Lighting Europe Limited dated July 1, 2001.

3. Unsecured Demand Loan in the principal amount of $6,294,738 made by Advanced Lighting Technologies, Inc. to Advanced Lighting Technologies Europe Limited dated July 1, 2001.

4. Grid Promissory Note dated July 2, 2001 executed by Venture Lighting Power Systems, North America Inc. and payable to Advanced Lighting Technologies, Inc. all advances, which shall not exceed US$5,600,000, due and payable on July 30, 2004.

5. Intercompany Note payable by Venture Lighting Europe Limited and Parry Power Systems Limited to Advanced Lighting Technologies, Inc. dated June 30, 2003 in the principal amount of $3,923,096.90.

6. Intercompany Note payable by Venture Lighting Power Systems, North America Inc. to Advanced Lighting Technologies, Inc. dated June 30, 2003 in the principal amount of $1,812,277.60.